UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Michele T. Mosca     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 through December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the U.S. real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry.

Performance Commentary

The U.S. REIT market posted positive returns for the twelve-month period ended December 31, 2017. The MSCI US REIT Index returned 3.74% over the year, with Industrial and Data Center REITs outperforming, while Retail and Health Care REITs lagged. Within Retail, both Mall REITs and Shopping Center REITs experienced declines.

The Real Estate Series Class S returned 8.65% during the year, outperforming the benchmark on a relative basis. The Series’ outperformance relative to the MSCI US REIT Index is primarily attributable to stock selection, while the effect of sector allocations was neutral. Equity selection in Office REITs, Health Care REITs, Homebuilders, and Timber REITs aided relative returns. An overweight relative to the benchmark to Data Storage and Single Family Housing REITs, as well as an underweight to Mall REITs also aided relative returns. An underweight relative to the benchmark to Specialized and Industrial REITs, an overweight to Student Housing REITs, and security selection within Triple Net Retail REITs detracted from relative returns.

Looking forward, we note that supply additions are occurring to different degrees across different property types, market segments, and geographies. As such, we believe there will be winners and losers in 2018, both between and within sectors in the REIT market. We continue to be cautious of the Retail sector given weaker financial health, as well as Senior Housing, which may face an unfavorable supply and demand imbalance given the amount of new construction. We are finding opportunities in Medical Office Buildings, where there are demographic tailwinds, while also being mindful of valuations. Likewise, Industrial REIT valuations have risen overall; however, there are still opportunities to invest in attractively valued companies that are well positioned for distribution of e-commerce goods. Among residential REITs, we believe pent up demand for single-family homes makes single-family rental REITs attractive. There are also several specialized REIT sectors with a supportive fundamental backdrop and attractive valuations where there is opportunity to invest.

As we move into 2018, investors should be aware that global asset markets are coming off a fourth quarter and full year of strong performance. At the same time, last year’s strong returns have been amid an environment of extremely low volatility, particularly in the U.S. equity markets, and the combination of the two have reached historic levels. Although certain major economies continue to move through a later-cycle expansion, investors should temper expectations as generally full valuations and investor complacency add a sense of market vulnerability and highlight the need for an active investment approach.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Real Estate Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2017.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series - Class S3	8.66%	9.94%	13.13%
Manning & Napier Fund, Inc. - Real Estate Series - Class I3,4	8.85%	10.21%	13.30%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5]	3.74%	7.99%	12.48%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series - Class S from its inception2 (November 10, 2009) to present (December 31, 2017) to the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 10, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S and 0.85% for Class I for the year ended December 31, 2017.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs as classified as Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,039.20	$5.65	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,039.70	$4.37	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Real Estate Series

Portfolio Composition as of December 31, 2017

(unaudited)

Top Ten Stock Holdings[2]
Equinix, Inc.	5.0%	Boston Properties, Inc.	2.4%
Simon Property Group, Inc.	4.5%	Community Healthcare Trust, Inc.	2.3%
Prologis, Inc.	3.3%	CubeSmart	2.2%
AvalonBay Communities, Inc.	2.5%	Digital Realty Trust, Inc.	2.2%
Alexandria Real Estate Equities, Inc.	2.5%	Apartment Investment & Management Co. - Class A	2.0%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.3%

Information Technology - 1.8%
IT Services - 1.8%
InterXion Holding N.V. - ADR (Netherlands)*	97,675	$5,755,988

Real Estate - 97.5%
REITS - Apartments - 17.0%
American Campus Communities, Inc.	71,665	2,940,415
American Homes 4 Rent - Class A	265,995	5,809,331
Apartment Investment & Management Co. - Class A	147,790	6,459,901
AvalonBay Communities, Inc.	44,835	7,999,012
Bluerock Residential Growth REIT, Inc.	140,490	1,420,354
Camden Property Trust	37,200	3,424,632
Education Realty Trust, Inc.	43,645	1,524,083
Equity Residential	88,835	5,665,008
Essex Property Trust, Inc.	6,190	1,494,080
Independence Realty Trust, Inc.	227,745	2,297,947
Invitation Homes, Inc.	229,515	5,409,669
Mid-America Apartment Communities, Inc.	52,905	5,320,127
UDR, Inc.	112,825	4,346,019

		54,110,578

REITS - Diversified - 26.4%
CatchMark Timber Trust, Inc. - Class A	347,780	4,566,352
Colony NorthStar, Inc. - Class A	422,656	4,822,505
CoreCivic, Inc.	251,485	5,658,412
Cousins Properties, Inc.	539,900	4,994,075
Crown Castle International Corp.	50,005	5,551,055
Digital Realty Trust, Inc.	62,330	7,099,387
EPR Properties	23,110	1,512,781
Equinix, Inc.	34,890	15,812,846
Forest City Realty Trust, Inc. - Class A	133,125	3,208,312
Hibernia REIT plc (Ireland)[1]	1,606,740	2,938,030
Lamar Advertising Co. - Class A	40,430	3,001,523
Outfront Media, Inc.	114,870	2,664,984
Plymouth Industrial REIT, Inc.	44,320	819,034
STAG Industrial, Inc.	174,915	4,780,427
UMH Properties, Inc.	156,190	2,327,231
Unibail-Rodamco S.E. (France)[1]	12,495	3,144,382
Vornado Realty Trust	81,695	6,386,915
Weyerhaeuser Co.	134,895	4,756,398

		84,044,649

REITS - Health Care - 11.0%
Community Healthcare Trust, Inc.	257,440	7,234,064
Global Medical REIT, Inc.	400,935	3,287,667
HCP, Inc.	241,590	6,300,667

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Health Care (continued)
Healthcare Trust of America, Inc. - Class A	123,150	$3,699,426
Physicians Realty Trust	328,345	5,906,927
Ventas, Inc.	51,400	3,084,514
Welltower, Inc.	86,600	5,522,482

		35,035,747

REITS - Hotels - 3.7%
Chesapeake Lodging Trust	125,800	3,407,922
Host Hotels & Resorts, Inc.	155,790	3,092,431
LaSalle Hotel Properties	73,940	2,075,496
Sunstone Hotel Investors, Inc.	193,935	3,205,746

		11,781,595

REITS - Industrial - 6.7%
First Industrial Realty Trust, Inc.	149,060	4,690,918
Prologis, Inc.	160,690	10,366,112
Rexford Industrial Realty, Inc.	106,560	3,107,290
Terreno Realty Corp.	87,640	3,072,658

		21,236,978

REITS - Manufactured Homes - 1.9%
Equity LifeStyle Properties, Inc.	30,515	2,716,445
Sun Communities, Inc.	34,465	3,197,663

		5,914,108

REITS - Office Property - 9.2%
Alexandria Real Estate Equities, Inc.	59,775	7,806,017
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	68,385	1,511,389
Boston Properties, Inc.	59,035	7,676,321
Brandywine Realty Trust	179,290	3,261,285
Columbia Property Trust, Inc.	88,835	2,038,763
Equity Commonwealth*	104,145	3,177,464
VEREIT, Inc.	482,505	3,758,714

		29,229,953

REITS - Regional Malls - 7.6%
General Growth Properties, Inc.	232,145	5,429,872
The Macerich Co.	45,230	2,970,706
Simon Property Group, Inc.	83,790	14,390,095
Taubman Centers, Inc.	23,335	1,526,809

		24,317,482

REITS - Shopping Centers - 4.2%
Acadia Realty Trust	71,230	1,948,853
Brixmor Property Group, Inc.	69,885	1,304,054

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Shopping Centers (continued)
Regency Centers Corp.	54,682	$3,782,901
Urban Edge Properties	252,260	6,430,107

		13,465,915

REITS - Single Tenant - 3.4%
Agree Realty Corp.	32,365	1,664,855
Getty Realty Corp.	88,125	2,393,475
National Retail Properties, Inc.	81,020	3,494,393
STORE Capital Corp.	128,055	3,334,552

		10,887,275

REITS - Storage - 6.4%
CubeSmart	246,450	7,127,335
Extra Space Storage, Inc.	61,230	5,354,563
Life Storage, Inc.	35,901	3,197,702
Public Storage	22,575	4,718,175

		20,397,775

Total Real Estate		310,422,055

TOTAL COMMON STOCKS
(Identified Cost $274,594,544)		316,178,043

SHORT-TERM INVESTMENT - 0.2%
Dreyfus Government Cash Management[2] , 1.19%
(Identified Cost $760,433)	760,433	760,433

TOTAL INVESTMENTS - 99.5%
(Identified Cost $275,354,977)		316,938,476
OTHER ASSETS, LESS LIABILITIES - 0.5%		1,630,890

NET ASSETS - 100%		$318,569,366

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $275,354,977) (Note 2)	$316,938,476
Dividends receivable	1,458,845
Receivable for fund shares sold	841,848
Foreign tax reclaims receivable	1,738
Prepaid expenses	22,568

TOTAL ASSETS	319,263,475

LIABILITIES:

Accrued management fees (Note 3)	203,432
Accrued shareholder services fees (Class S)(Note 3)	57,834
Accrued fund accounting and administration fees (Note 3)	17,707
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued Directors’ fees (Note 3)	474
Payable for fund shares repurchased	361,162
Other payables and accrued expenses	52,921

TOTAL LIABILITIES	694,109

TOTAL NET ASSETS	$318,569,366

NET ASSETS CONSIST OF:

Capital stock	$250,942
Additional paid-in-capital	274,975,589
Distributions in excess of net investment income	(595,405)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	2,354,654
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	41,583,586

TOTAL NET ASSETS	$318,569,366

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($271,495,549/ 18,186,617 shares)	$14.93

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($47,073,817/ 6,907,551 shares)	$6.81

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $55,974)	$8,522,962

EXPENSES:

Management fees (Note 3)	2,375,406
Shareholder services fees (Class S)(Note 3)	700,290
Fund accounting and administration fees (Note 3)	70,139
Transfer agent fees (Note 3)	63,454
Directors’ fees (Note 3)	21,268
Chief Compliance Officer service fees (Note 3)	3,863
Custodian fees	20,971
Miscellaneous	149,121

Total Expenses	3,404,512

Less reduction of expenses (Note 3)	(12,094)

Net Expenses	3,392,418

NET INVESTMENT INCOME	5,130,544

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	15,995,558
Foreign currency and translation of other assets and liabilities	6,894

16,002,452

Net change in unrealized appreciation (depreciation) on-
Investments	5,112,588
Foreign currency and translation of other assets and liabilities	(100)

5,112,488

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	21,114,940

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,245,484

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,130,544	$4,252,596
Net realized gain (loss) on investments and foreign currency	16,002,452	9,476,993
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,112,488	6,292,220

Net increase from operations	26,245,484	20,021,809

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income (Class S)	(4,348,614)	(5,064,182)
From net investment income (Class I)	(1,792,970)	(1,083,326)
From net realized gain on investments (Class S)	(9,828,514)	(9,237,683)
From net realized gain on investments (Class I)	(3,457,648)	(1,741,246)

Total distributions to shareholders	(19,427,746)	(17,126,437)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	7,130,309	34,261,209

Net increase in net assets	13,948,047	37,156,581

NET ASSETS:

Beginning of year	304,621,319	267,464,738

End of year (including distributions in excess of net investment income of $595,405 and of $133,823, respectively)	$318,569,366	$304,621,319

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.48	$14.15	$15.46	$13.32	$14.57

Income from investment operations:
Net investment income[1]	0.24	0.22	0.24	0.44 [2]	0.24
Net realized and unrealized gain on investments	1.02	0.88	0.34	3.24	0.10

Total from investment operations	1.26	1.10	0.58	3.68	0.34

Less distributions to shareholders:
From net investment income	(0.25)	(0.27)	(0.24)	(0.44)	(0.21)
From net realized gain on investments	(0.56)	(0.50)	(1.65)	(1.10)	(1.38)

Total distributions to shareholders	(0.81)	(0.77)	(1.89)	(1.54)	(1.59)

Net asset value - End of year	$14.93	$14.48	$14.15	$15.46	$13.32

Net assets - End of year (000’s omitted)	$271,496	$278,322	$217,216	$231,188	$168,167

Total return[3]	8.66%	7.91%	4.14%	28.14%	2.67%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.09%	1.09%	1.11%	1.12%
Net investment income	1.58%	1.47%	1.54%	2.89%[2]	1.57%
Portfolio turnover	42%	46%	57%	44%	40%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00%[4]	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 1.49%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.03	$7.26	$8.86	$8.18	$9.55

Income from investment operations:
Net investment income[1]	0.14	0.11	0.16	0.29 [2]	0.19
Net realized and unrealized gain on investments	0.49	0.47	0.17	1.97	0.04

Total from investment operations	0.63	0.58	0.33	2.26	0.23

Less distributions to shareholders:

From net investment income	(0.29)	(0.31)	(0.28)	(0.48)	(0.22)
From net realized gain on investments	(0.56)	(0.50)	(1.65)	(1.10)	(1.38)

Total distributions to shareholders	(0.85)	(0.81)	(1.93)	(1.58)	(1.60)

Net asset value - End of year	$6.81	$7.03	$7.26	$8.86	$8.18

Net assets - End of year (000’s omitted)	$47,074	$26,300	$50,249	$50,513	$37,310

Total return[3]	8.85%	8.17%	4.43%	28.44%	2.94%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.84%	0.84%	0.86%	0.87%
Net investment income	1.95%	1.50%	1.81%	3.14%[2]	1.88%
Portfolio turnover	42%	46%	57%	44%	40%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00%[4]	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.16 and the net investment income ratio would have been 1.74%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 100 million each have been designated as Real Estate Series Class S common stock and Real Estate Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

14

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Information Technology	$5,755,988	$5,755,988	$—	$—
Real Estate	310,422,055	302,828,254	7,593,801	—
Mutual fund	760,433	760,433	—	—

Total assets	$316,938,476	$309,344,675	$7,593,801	$—

Prime AET&D Holdings No.1 Ltd. was a Level 3 security as of December 31, 2016. However, this security is no longer held by the Series as of December 31, 2017. There were no Level 3 securities held by the Series as of December 31, 2017.

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between levels during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. Accordingly, the Advisor waived fees of $12,094 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor

17

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $130,033,357 and $133,088,231, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/2017		FOR THE YEAR ENDED 12/31/2016
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,903,019	$43,684,165	7,223,311	$111,145,344
Reinvested	917,117	13,838,828	978,068	13,965,650
Repurchased	(4,857,374)	(73,411,141)	(4,332,234)	(64,163,584)

Total	(1,037,238)	$(15,888,148)	3,869,145	$60,947,410

CLASS I	FOR THE YEAR ENDED 12/31/2017		FOR THE YEAR ENDED 12/31/2016
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,014,260	$29,420,634	2,348,412	$17,645,161
Reinvested	622,410	4,295,968	332,761	2,327,762
Repurchased	(1,469,901)	(10,698,145)	(5,864,133)	(46,659,124)

Total	3,166,769	$23,018,457	(3,182,960)	$(26,686,201)

Approximately 66% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2017.

18

Real Estate Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid, investments in passive foreign investment companies (PFICs), and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, $549,458 was reclassified to Distributions in Excess of Net Investment Income from Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$6,084,677	$4,979,900
Long-term capital gains	$13,343,069	$12,146,537

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$276,125,481
Unrealized appreciation	46,906,501
Unrealized depreciation	(6,093,506)

Net unrealized appreciation	$40,812,995

Undistributed long-term capital gains	$2,529,753

19

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Real Estate Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

20

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $85,047 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $15,859,454 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2017.

21

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non-U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

22

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office1 & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office1 & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers:	(continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office1 & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office1 & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office1 & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office1 & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office1 & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc. Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/17-AR

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

International Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing principally in common stock of companies located outside the U.S., which may include investments of any market capitalization in developed and emerging markets. In managing the Series, a “top-down” approach is implemented to examine economic trends and industry-specific factors in order to identify investment opportunities such as those being created by economic and political changes taking place around the world.

Performance Commentary

Broad international equity markets, as represented by the MSCI ACWI ex USA Index (ACWIxUS) posted meaningfully positive returns of 27.19% for the year ending December 31, 2017. While international markets experienced broad strength, emerging markets outperformed their developed market counterparts, and small cap international stocks outperformed their large cap peers.

The International Series Class S shares returned 25.13% during the year, generating positive absolute returns, but underperforming relative to its benchmark, ACWIxUS.

The Series’ slight underperformance relative to the benchmark was driven primarily by individual security selection. Specifically, stock selection within South Korea, China, and the Netherlands, as well as selection within the Energy sector, were primary detractors from performance. Conversely, country and sector positioning from an allocation perspective contributed positively to relative returns. The portfolio’s relative overweight allocation to India and underweight allocation to Canada were favorable for performance during the year, as was an underweight to the Telecommunication Services sector and an overweight to the Industrials sector.

The Series’ thematically-based investment approach results in a portfolio constructed primarily from the top-down, so that region, country, and industry positioning are intended to be the primary drivers of relative performance. The team has a favorable outlook for several emerging markets countries, and that is reflected in the portfolio’s current overweight allocation to emerging markets, specifically, India, Brazil, Argentina, and the Philippines, relative to the benchmark. Additionally, the portfolio currently has an overweight allocation to France and Spain. We have a positive outlook on France’s potential for favorable economic reform under the country’s new political regime.

The past fiscal year saw meaningful absolute returns, both for the Series and broadly in international equity markets. Despite these gains, the management team continues to find attractive investment opportunities in areas across the globe and remains confident in the Series’ ability to continue its success. Specifically, the management team’s outlook is favorable for growth in several emerging market countries and much of mainland Europe, while the team has a less favorable outlook for Japan’s growth prospects. Given the Series’ top-down, macro-oriented investment approach, the portfolio’s flexibility and ability to adapt to changing global market conditions is a hallmark of the strategy.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the International Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2017.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

International Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - International Series - Class S3	25.13%	6.99%	3.57%	8.11%
Manning &Napier Fund, Inc. - International Series - Class I3,4	25.50%	7.28%	3.73%	8.18%
MSCI ACWI ex USA Index (ACWIxUS)[5]	27.19%	6.80%	1.84%	6.53%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series - Class S for the ten years ended December 31, 2017 to the MSCI ACWI ex USA Index (ACWIxUS).

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 27, 1992, the Class S inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for Class S and 0.90% for Class I for the year ended December 31, 2017.

4For periods prior to the inception of Class I on March 15, 2012, the performance figures are hypothetical and reflect the performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,103.80	$5.78	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class I
Actual	$1,000.00	$1,106.10	$4.46	0.84%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

International Series

Portfolio Composition as of December 31, 2017

(unaudited)

5

International Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.3%

Consumer Discretionary - 10.9%
Automobiles - 1.7%
Hero MotoCorp Ltd. (India)[1]	73,255	$4,339,009
Maruti Suzuki India Ltd. (India)[1]	33,510	5,102,548

		9,441,557

Diversified Consumer Services - 0.7%
Fu Shou Yuan International Group Ltd. (China)[1]	4,514,000	3,853,700

Hotels, Restaurants & Leisure - 1.9%
CVC Brasil Operadora e Agencia de Viagens S.A. (Brazil)	217,000	3,172,802
Jollibee Foods Corp. (Philippines)[1]	850,360	4,309,717
NH Hotel Group S.A. (Spain)[1]	367,780	2,647,677

		10,130,196

Household Durables - 1.5%
Crompton Greaves Consumer Electricals Ltd. (India)[1]	1,272,765	5,486,704
Kaufman & Broad S.A. (France)[1]	60,043	2,850,002

		8,336,706

Leisure Products - 0.9%
Trigano S.A. (France)[1]	26,385	4,660,239

Media - 0.8%
Zee Entertainment Enterprises Ltd. (India)[1]	479,875	4,368,868

Multiline Retail - 0.5%
Lojas Renner S.A. (Brazil)	252,365	2,700,080

Specialty Retail - 1.5%
Future Lifestyle Fashions Ltd. (India)[1]	559,090	3,028,121
Industria de Diseno Textil S.A. (Spain)[1]	148,655	5,168,984

		8,197,105

Textiles, Apparel & Luxury Goods - 1.4%
ANTA Sports Products Ltd. (China)[1]	945,000	4,287,840
lululemon athletica, Inc. (United States)*	44,920	3,530,263

		7,818,103

Total Consumer Discretionary		59,506,554

Consumer Staples - 7.4%
Beverages - 2.0%
Diageo plc (United Kingdom)[1]	184,040	6,745,855
Treasury Wine Estates Ltd. (Australia)[1]	339,289	4,210,226

		10,956,081

Food & Staples Retailing - 2.0%
Puregold Price Club, Inc. (Philippines)[1]	4,181,150	4,187,851
Raia Drogasil S.A. (Brazil)	99,280	2,747,552

The accompanying notes are an integral part of the financial statements.

6

International Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Robinsons Retail Holdings, Inc. (Philippines)[1]	2,108,515	$4,063,284

		10,998,687

Food Products - 1.3%
Kerry Group plc - Class A (Ireland)[1]	37,425	4,208,785
M Dias Branco S.A. (Brazil)	187,200	2,940,255

		7,149,040

Household Products - 0.6%
Hindustan Unilever Ltd. (India)[1]	147,600	3,163,130

Personal Products - 1.5%
Dabur India Ltd. (India)[1]	749,635	4,107,122
Unilever plc - ADR (United Kingdom)	74,100	4,100,694

		8,207,816

Total Consumer Staples		40,474,754

Energy - 5.7%
Oil, Gas & Consumable Fuels - 5.7%
China Petroleum & Chemical Corp. - Class H (China)[1]	3,670,000	2,688,030
Galp Energia SGPS S.A. (Portugal)[1]	214,785	3,946,181
Repsol S.A. - Rights (Expires 1/9/2018) (Spain)*[1]	221,420	100,689
Repsol S.A. (Spain)[1]	221,420	3,909,480
Royal Dutch Shell plc - Class B - ADR (Netherlands)	61,585	4,205,640
SK Innovation Co. Ltd. (South Korea)[1]	14,400	2,747,100
Suncor Energy, Inc. (Canada)	75,515	2,772,488
TOTAL S.A. (France)[1]	73,060	4,032,896
Transportadora de Gas del Sur S.A. - ADR (Argentina)*	127,600	2,836,548
YPF S.A. - ADR (Argentina)	169,995	3,894,585

Total Energy		31,133,637

Financials - 19.7%
Banks - 11.6%
Banque Cantonale Vaudoise (Switzerland)[1]	3,710	2,798,230
BPER Banca (Italy)[1]	501,915	2,528,470
CaixaBank S.A. (Spain)[1]	879,775	4,089,906
Credit Agricole S.A. (France)[1]	228,815	3,778,193
Erste Group Bank AG (Austria)[1]	65,500	2,838,473
Eurobank Ergasias S.A. (Greece)*[1]	2,423,910	2,472,072
FinecoBank Banca Fineco S.p.A. (Italy)[1]	541,920	5,535,487
Grupo Financiero Galicia S.A. - ADR (Argentina)	75,245	4,954,883
Grupo Supervielle S.A. - ADR (Argentina)	133,085	3,902,052
HDFC Bank Ltd. (India)[1]	128,760	3,778,976
ICICI Bank Ltd. (India)[1]	666,127	3,264,734
IndusInd Bank Ltd. (India)[1]	116,715	3,011,320

The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Itau Unibanco Holding S.A. (Brazil)	213,600	$2,741,879
Jyske Bank A/S (Denmark)[1]	43,825	2,491,754
KBC Group N.V. (Belgium)[1]	49,800	4,243,616
Kotak Mahindra Bank Ltd. (India)[1]	186,985	2,956,385
Skandinaviska Enskilda Banken A.B. - Class A (Sweden)[1]	214,235	2,515,631
Swedbank A.B. - Class A (Sweden)[1]	103,945	2,507,652
Sydbank A/S (Denmark)[1]	65,680	2,643,696

		63,053,409

Capital Markets - 5.6%
Amundi S.A. (France)[1,2]	61,485	5,207,449
Banca Generali S.p.A. (Italy)[1]	121,790	4,046,993
Bolsas y Mercados Argentinos S.A. (Argentina)*	94,060	1,717,068
EFG International AG (Switzerland)[1]	404,010	4,265,538
Euronext N.V. (Netherlands)[1,2]	111,855	6,938,219
Julius Baer Group Ltd. (Switzerland)[1]	48,175	2,946,001
Natixis S.A. (France)[1]	712,430	5,627,123

		30,748,391

Thrifts & Mortgage Finance - 2.5%
Aareal Bank AG (Germany)[1]	65,205	2,944,144
Housing Development Finance Corp. Ltd. (India)[1]	105,670	2,829,700
Indiabulls Housing Finance Ltd. (India)[1]	289,180	5,421,375
LIC Housing Finance Ltd. (India)[1]	295,245	2,601,722

		13,796,941

Total Financials		107,598,741

Health Care - 3.8%
Health Care Providers & Services - 1.8%
Fleury S.A. (Brazil)	500,360	4,466,450
Orpea (France)[1]	43,905	5,169,182

		9,635,632

Life Sciences Tools & Services - 0.5%
Tecan Group AG (Switzerland)[1]	13,125	2,725,880

Pharmaceuticals - 1.5%
Hypermarcas S.A. (Brazil)	399,600	4,336,800
Kalbe Farma Tbk PT (Indonesia)[1]	33,475,255	4,169,757

		8,506,557

Total Health Care		20,868,069

Industrials - 21.4%
Aerospace & Defense - 0.8%
Thales S.A. (France)[1]	40,205	4,326,842

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines - 0.9%
Azul S.A. - ADR (Brazil)*	108,120	$2,576,500
Ryanair Holdings plc - ADR (Ireland)*	22,450	2,339,066

		4,915,566

Building Products - 1.7%
Cie de Saint-Gobain (France)[1]	96,045	5,285,942
Geberit AG (Switzerland)[1]	9,250	4,071,540

		9,357,482

Commercial Services & Supplies - 2.8%
China Everbright International Ltd. (China)[1]	3,976,000	5,672,344
Elis S.A. (France)[1]	166,770	4,604,592
SPIE S.A. (France)[1]	193,685	5,035,624

		15,312,560

Construction & Engineering - 2.5%
Eiffage S.A. (France)[1]	66,570	7,285,501
Vinci S.A. (France)[1]	62,950	6,426,651

		13,712,152

Electrical Equipment - 1.4%
Havells India Ltd. (India)[1]	339,575	2,986,154
Legrand S.A. (France)[1]	57,960	4,455,889

		7,442,043

Industrial Conglomerates - 2.1%
Siemens AG (Germany)[1]	83,750	11,595,799

Machinery - 5.3%
Airtac International Group (Taiwan)[1]	207,650	3,719,581
FANUC Corp. (Japan)[1]	20,740	4,975,452
Jungheinrich AG (Germany)[1]	109,190	5,133,697
KION Group AG (Germany)[1]	70,280	6,049,777
Metso OYJ (Finland)[1]	83,165	2,837,184
The Weir Group plc (United Kingdom)[1]	209,270	5,998,437

		28,714,128

Professional Services - 1.7%
Randstad Holding N.V. (Netherlands)[1]	88,745	5,445,294
RELX plc (United Kingdom)[1]	173,340	4,064,503

		9,509,797

Trading Companies & Distributors - 1.0%
Ashtead Group plc (United Kingdom)[1]	203,015	5,445,150

The accompanying notes are an integral part of the financial statements.

9

International Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 1.2%
Aena SME S.A. (Spain)[1,2]	33,495	$6,778,678

Total Industrials		117,110,197

Information Technology - 11.4%
Electronic Equipment, Instruments & Components - 5.0%
Halma plc (United Kingdom)[1]	166,360	2,826,642
Hexagon A.B. - Class B (Sweden)[1]	83,210	4,174,154
Hitachi Ltd. (Japan)[1]	878,660	6,816,820
Hollysys Automation Technologies Ltd. (China)	122,280	2,723,176
Keyence Corp. (Japan)[1]	19,318	10,791,640

		27,332,432

Internet Software & Services - 3.1%
Alibaba Group Holding Ltd. - ADR (China)*	47,415	8,175,768
Tencent Holdings Ltd. - Class H (China)[1]	166,280	8,606,313

		16,782,081

IT Services - 1.0%
Sopra Steria Group (France)[1]	29,970	5,600,734

Software - 2.3%
Dassault Systemes S.E. (France)[1]	54,535	5,790,472
Sophos Group plc (United Kingdom)[1,2]	554,890	4,272,529
Temenos Group AG (Switzerland)[1]	20,315	2,599,727

		12,662,728

Total Information Technology		62,377,975

Materials - 8.3%
Chemicals - 2.4%
Asian Paints Ltd. (India)[1]	154,210	2,795,180
Croda International plc (United Kingdom)[1]	92,050	5,487,332
Pidilite Industries Ltd. (India)[1]	338,700	4,788,128

		13,070,640

Construction Materials - 1.6%
Loma Negra Cia Industrial Argentina S.A. - ADR (Argentina)*	127,620	2,940,365
Wienerberger AG (Austria)[1]	242,480	5,868,533

		8,808,898

Metals & Mining - 4.3%
Antofagasta plc (Chile)[1]	449,180	6,062,160
First Quantum Minerals Ltd. (Zambia)	464,260	6,504,072
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	1,726,310	5,700,664

The accompanying notes are an integral part of the financial statements.

10

International Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining (continued)
Lundin Mining Corp. (Canada)	782,475	$5,204,050

		23,470,946

Total Materials		45,350,484

Real Estate - 2.9%
Equity Real Estate Investment Trusts (REITS) - 1.1%
Inmobiliaria Colonial Socimi S.A. (Spain)[1]	300,090	2,978,979
Merlin Properties Socimi S.A. (Spain)[1]	217,010	2,939,194

		5,918,173

Real Estate Management & Development - 1.8%
Aliansce Shopping Centers S.A. (Brazil)*	527,420	2,868,366
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	235,015	2,790,763
Nexity S.A. (France)[1]	69,015	4,105,293

		9,764,422

Total Real Estate		15,682,595

Utilities - 3.8%
Electric Utilities - 1.7%
Pampa Energia S.A. - ADR (Argentina)*	61,160	4,114,845
Power Grid Corp. of India Ltd. (India)[1]	1,716,840	5,380,213

		9,495,058

Independent Power and Renewable Electricity Producers - 2.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)[1]	8,075,000	5,733,872
Huaneng Renewables Corp. Ltd. - Class H (China)[1]	17,040,000	5,768,714

		11,502,586

Total Utilities		20,997,644

TOTAL COMMON STOCKS
(Identified Cost $443,735,021)		521,100,650

MUTUAL FUNDS - 3.3%
Global X MSCI Greece ETF (United States)	393,095	4,041,017
iShares MSCI Eurozone ETF (United States)	260,875	11,316,757
iShares MSCI Russia ETF (United States)	78,815	2,641,879

TOTAL MUTUAL FUNDS
(Identified Cost $16,853,290)		17,999,653

The accompanying notes are an integral part of the financial statements.

11

International Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.5%
Dreyfus Government Cash Management[3], 1.19%,
(Identified Cost $8,504,847)	8,504,847	$8,504,847

TOTAL INVESTMENTS - 100.1%
(Identified Cost $469,093,158)		547,605,150
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(558,433)

NET ASSETS - 100%		$547,046,717

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $23,196,875, or 4.2% of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

3Rate shown is the current yield as of December 31, 2017.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries (based on country of risk):

France 15.4%; India 12.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

12

International Series

Statement of Assets & Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $469,093,158) (Note 2)	$547,605,150
Foreign currency, at value (cost $16,077)	16,083
Foreign tax reclaims receivable	1,182,927
Receivable for fund shares sold	243,230
Dividends receivable	230,178
Prepaid and other expenses	21,833

TOTAL ASSETS	549,299,401

LIABILITIES:

Accrued management fees (Note 3)	322,251
Accrued custodian fees (Note 3)	155,592
Accrued shareholder services fees (Class S) (Note 3)	99,993
Accrued fund accounting and administration fees (Note 3)	27,165
Accrued Directors’ fees (Note 3)	749
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued foreign capital gains tax (Note 2)	1,139,131
Payable for fund shares repurchased	424,845
Audit fees payable	15,094
Other payables and accrued expenses	67,285

TOTAL LIABILITIES	2,252,684

TOTAL NET ASSETS	$547,046,717

NET ASSETS CONSIST OF:

Capital stock	$566,777
Additional paid-in-capital	457,822,065
Undistributed net investment income	6,897
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	11,244,439
Net unrealized appreciation on investments (net of foreign capital gains tax of $1,139,131), foreign currency and translation of other assets and liabilities	77,406,539

TOTAL NET ASSETS	$547,046,717

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($478,178,231/50,904,524 shares)	$9.39

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($68,868,486/5,773,224 shares)	$11.93

The accompanying notes are an integral part of the financial statements.

13

International Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $820,582)	$8,873,764

EXPENSES:

Management fees (Note 3)	3,942,545
Shareholder services fees (Class S)(Note 3)	1,135,175
Transfer agent fees (Note 3)	147,016
Fund accounting and administration fees (Note 3)	99,499
Directors’ fees (Note 3)	36,145
Chief Compliance Officer service fees (Note 3)	3,898
Custodian fees	300,252
Miscellaneous	222,514

Total Expenses	5,887,044
Less reduction of expenses (Note 3)	(302,244)

Net Expenses	5,584,800

NET INVESTMENT INCOME	3,288,964

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $62,891)	36,264,558
Foreign currency and translation of other assets and liabilities	(382,724)

35,881,834

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $97,578)	77,718,783
Foreign currency and translation of other assets and liabilities	(908,790)

76,809,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	112,691,827

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,980,791

The accompanying notes are an integral part of the financial statements.

14

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,288,964	$3,831,589
Net realized gain (loss) on investments and foreign currency	35,881,834	(11,985,983)
Net change in unrealized appreciation on investments and foreign currency	76,809,993	27,584,566

Net increase from operations	115,980,791	19,430,172

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,304,209)	(3,088,412)
From net investment income (Class I)	(390,614)	(484,908)
From net realized gain on investments (Class S)	(10,175,252)	—
From net realized gain on investments (Class I)	(1,154,860)	—

Total distributions to shareholders	(14,024,935)	(3,573,320)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(29,348,236)	(50,560,425)

Net increase (decrease) in net assets	72,607,620	(34,703,573)

NET ASSETS:

Beginning of year	474,439,097	509,142,670

End of year (including undistributed net investment income of $6,897 and distributions in excess of net investment income of $232,292, respectively)	$547,046,717	$474,439,097

The accompanying notes are an integral part of the financial statements.

15

International Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.71	$7.43	$8.10	$9.91	$8.70

Income (loss) from investment operations:
Net investment income[1]	0.05	0.05	0.08	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.88	0.29	(0.39)	(0.84)	1.59

Total from investment operations	1.93	0.34	(0.31)	(0.72)	1.70

Less distributions to shareholders:
From net investment income	(0.05)	(0.06)	(0.07)	(0.12)	(0.12)
From net realized gain on investments	(0.20)	—	(0.29)	(0.97)	(0.37)

Total distributions to shareholders	(0.25)	(0.06)	(0.36)	(1.09)	(0.49)

Net asset value - End of year	$9.39	$7.71	$7.43	$8.10	$9.91

Net assets - End of year (000’s omitted)	$478,178	$411,927	$377,770	$490,833	$637,598

Total return[2]	25.13%	4.55%	(3.72%)	(7.03%)	19.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.59%	0.65%	0.96%	1.20%	1.21%
Portfolio turnover	125%	47%	33%	22%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%	0.05%	0.03%	0.04%	0.03%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

16

International Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.73	$9.35	$10.10	$12.05	$10.47

Income (loss) from investment operations:
Net investment income[1]	0.09	0.11	0.12	0.17	0.17
Net realized and unrealized gain (loss) on investments	2.38	0.35	(0.49)	(1.00)	1.91

Total from investment operations	2.47	0.46	(0.37)	(0.83)	2.08

Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.09)	(0.15)	(0.13)
From net realized gain on investments	(0.20)	—	(0.29)	(0.97)	(0.37)

Total distributions to shareholders	(0.27)	(0.08)	(0.38)	(1.12)	(0.50)

Net asset value - End of year	$11.93	$9.73	$9.35	$10.10	$12.05

Net assets - End of year (000’s omitted)	$68,868	$62,513	$131,373	$126,321	$140,787

Total return[2]	25.50%	4.89%	(3.55%)	(6.72%)	19.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.85%	1.16%	1.18%	1.42%	1.48%
Portfolio turnover	125%	47%	33%	22%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%	0.05%	0.03%	0.04%	0.03%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

17

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 250 million have been designated as International Series Class S common stock and 100 million have been designated as International Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

18

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$59,506,554	$9,403,145	$50,103,409	$—
Consumer Staples	40,474,754	9,788,501	30,686,253	—
Energy	31,133,637	13,709,261	17,424,376	—
Financials	107,598,741	13,315,882	94,282,859	—
Health Care	20,868,069	8,803,250	12,064,819	—
Industrials	117,110,197	4,915,566	112,194,631	—
Information Technology	62,377,975	10,898,944	51,479,031	—
Materials	45,350,484	20,349,151	25,001,333	—
Real Estate	15,682,595	5,659,129	10,023,466	—
Utilities	20,997,644	4,114,845	16,882,799	—
Mutual fund	26,504,500	26,504,500	—	—

Total assets	$547,605,150	$127,462,174	$420,142,976	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

19

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of

21

International Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

each share class’ shareholder services fee, at no more than 0.85% of average daily net assets. Accordingly, the Advisor waived fees of $302,244 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $632,544,451 and $666,537,705, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of International Series were:

CLASS S	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,585,533	$57,042,523	17,069,969	$140,514,976
Reinvested	1,343,430	12,251,895	391,851	2,995,846
Repurchased	(10,433,523)	(90,569,947)	(14,921,965)	(114,741,356)

Total	(2,504,560)	$(21,275,529)	2,539,855	$28,769,466

22

International Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	665,536	$7,239,569	2,029,100	$19,953,392
Reinvested	133,168	1,542,082	49,653	478,430
Repurchased	(1,447,943)	(16,854,358)	(9,708,371)	(99,761,713)

Total	(649,239)	$(8,072,707)	(7,629,618)	$(79,329,891)

Approximately 64% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2017.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, foreign taxes and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, $354,952 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$3,483,488	$3,573,320
Long-term capital gains	$10,541,447	$—

23

International Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$469,280,443
Unrealized appreciation	82,044,100
Unrealized depreciation	(3,719,393)

Net unrealized appreciation	$78,324,707

Undistributed ordinary income	$5,989,406
Undistributed long-term capital gains	$5,449,215

At December 31, 2017, the capital loss carryover utilized in the current year was $13,524,547.

24

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of International Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

25

International Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $3,555,888 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $16,790,195 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2017.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 6.03%, or if different, the maximum allowable under tax law.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2017. The Series had $9,592,108 in foreign source income and paid foreign taxes of $583,070.

26

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non-U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

27

International Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

28

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.

Holds the following title for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

29

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

30

International Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:

Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:

Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

31

{This page intentionally left blank}

32

{This page intentionally left blank}

33

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNINT-12/17-AR

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in the report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

World Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Broad international equity markets, as represented by the MSCI ACWI ex USA Index (ACWIxUS) posted very strong returns for the year, returning 27.19%. This was just the second time since 2009 that international markets outperformed the S&P 500. These returns were helped by strong performance in emerging market equities. The U.S. dollar depreciated during the year, which increased international equity returns for U.S.-based investors.

The World Opportunities Series returned 23.33% during the year, underperforming its benchmark on a relative basis. Importantly, the Series has provided strong positive absolute returns over the current international stock market cycle, which began in April 2003. The Series’ underperformance relative to the ACWIxUS during the year was driven primarily by equity selection. Conversely, sector positioning generally aided relative returns. The most notable detractors were equity selection within the Energy and Consumer Discretionary sectors, as well as overweights as compared to the benchmark to the Health Care and Consumer Staples sectors. This was offset with strong stock selection in the Consumer Staples, Industrials, and Telecommunication Services sectors and an overweight relative to the benchmark to the Information Technology sector. From a country perspective, equity selection in China, France, the United Kingdom, Brazil, and Spain were positive contributors to relative returns; however, stock selection in the Netherlands and Japan and overweights relative to the benchmark to Ireland and Belgium were detractors.

Our focus on companies that are growing and which we believe are well positioned to control their own destiny has led to meaningful allocations to the Consumer Staples, Health Care, and Industrials sectors. The Series is underweight as compared to the benchmark to economically sensitive sectors like Financials, Consumer Discretionary, and Energy, although we have become more comfortable owning individual stocks within these sectors if they meet our stock selection and pricing criteria, given our views on marginally improving global growth. We have generally found the more yield-oriented sectors to be overvalued given their lower growth prospects, which has resulted in underweight allocations relative to the benchmark to the Utilities, Real Estate, and Telecommunications segments. Regionally, approximately 77% of the Series is allocated to Europe, 9% to Emerging Markets, 6% to the Americas, and 6% to the Pacific region.

As we begin 2018, investors should be aware that global equities are coming off a fourth quarter and full year of strong equity performance across many major global markets. At the same time, last year’s strong equity returns have been amid an environment of extremely low volatility. Although certain major economies continue to move through a later-cycle expansion, investors should temper expectations as generally full valuations and investor complacency add a sense of market vulnerability and highlight the need for an active investment approach.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Regional determination is based on country of incorporation.

Please see the next page for additional performance information as of December 31, 2017.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

World Opportunities Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - World Opportunities Series[3]	23.33%	4.93%	1.44%	7.63%
MSCI ACWI ex USA Index (ACWIxUS)[4]	27.19%	6.80%	1.84%	5.54%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2017 to the MSCI ACWI ex USA Index (ACWIxUS).

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 1.10%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.19% for the year ended December 31, 2017.

4The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

World Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17
Class S
Actual	$1,000.00	$1,076.70	$5.76
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

World Opportunities Series

Portfolio Composition as of December 31, 2017

(unaudited)

Country Allocation[1,2]

Cash, short-term investment, and other assets, less liabilities - 3.0%
Miscellaneous[3] - 3.0%
Belgium - 6.2%
Brazil - 2.1%
Canada - 3.2%
China - 4.6%
France - 11.6%
Germany - 8.3%
Ireland - 1.3%
Japan - 5.0%
Mexico - 2.4%
Netherlands - 2.9%
Spain - 7.0%
Switzerland - 7.1%
United Kingdom - 12.7%
United States - 19.6%

[1]As a percentage of net assets.
[2]Allocations are based on country of risk.
[3]Miscellaneous

Australia 0.9%
Chile 0.8%
Finland 0.5%
Zambia 0.8%

Sector Allocation[4]

Telecommunication Services - 2.3%
Real Estate - 1.0%
Cash, short-term investment, and other assets, less liabilities - 3.0%
Consumer Discretionary - 6.9%
Materials - 9.3%
Consumer Staples - 25.3%
Information Technology - 11.1%
Industrials - 15.0%
Energy - 4.8%
Financials - 3.4%
Health Care - 17.9%

[4]As a percentage of net assets.

5

World Opportunities Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.0%

Consumer Discretionary - 6.9%
Hotels, Restaurants & Leisure - 3.7%
Accor S.A. (France)[1]	545,938	$28,104,794

Media - 1.5%
Quebecor, Inc. - Class B (Canada)	385,385	7,266,209
Shaw Communications, Inc. - Class B (Canada)	161,785	3,692,611

		10,958,820

Textiles, Apparel & Luxury Goods - 1.7%
lululemon athletica, Inc. (United States)*	164,045	12,892,297

Total Consumer Discretionary		51,955,911

Consumer Staples - 25.3%
Beverages - 9.1%
Ambev S.A. - ADR (Brazil)	2,407,566	15,552,876
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	245,990	27,462,596
Diageo plc (United Kingdom)[1]	702,100	25,734,974

		68,750,446

Food Products - 5.6%
Danone S.A. (France)[1]	224,860	18,841,169
Nestle S.A. (Switzerland)[1]	268,580	23,091,505

		41,932,674

Personal Products - 6.1%
Beiersdorf AG (Germany)[1]	120,371	14,111,430
Unilever plc - ADR (United Kingdom)	582,455	32,233,060

		46,344,490

Tobacco - 4.5%
British American Tobacco plc - ADR (United Kingdom)	173,210	11,603,338
Japan Tobacco, Inc. (Japan)[1]	699,100	22,513,199

		34,116,537

Total Consumer Staples		191,144,147

Energy - 4.8%
Energy Equipment & Services - 3.9%
Schlumberger Ltd. (United States)	441,950	29,783,010

Oil, Gas & Consumable Fuels - 0.9%
Cameco Corp. (Canada)	708,320	6,537,794

Total Energy		36,320,804

Financials - 3.4%
Banks - 3.4%
Bankia S.A. (Spain)[1]	2,683,476	12,808,068
CaixaBank S.A. (Spain)[1]	2,708,855	12,592,948

Total Financials		25,401,016

The accompanying notes are an integral part of the financial statements.

6

World Opportunities Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 17.9%
Health Care Equipment & Supplies - 4.4%
Medtronic plc (United States)	418,930	$33,828,597

Health Care Providers & Services - 3.4%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	243,141	25,532,102

Life Sciences Tools & Services - 3.0%
QIAGEN N.V. (United States)[1]	402,043	12,539,895
QIAGEN N.V. (United States)	330,373	10,218,437

		22,758,332

Pharmaceuticals - 7.1%
Novartis AG - ADR (Switzerland)	366,795	30,796,108
Perrigo Co. plc (United States)	260,525	22,707,359

		53,503,467

Total Health Care		135,622,498

Industrials - 15.0%
Airlines - 1.3%
Ryanair Holdings plc - ADR (Ireland)*	93,343	9,725,407

Construction & Engineering - 2.0%
Vinci S.A. (France)[1]	152,585	15,577,610

Machinery - 2.9%
Metso OYJ (Finland)[1]	104,930	3,579,699
The Weir Group plc (United Kingdom)[1]	629,865	18,054,214

		21,633,913

Trading Companies & Distributors - 4.2%
Brenntag AG (Germany)[1]	368,643	23,240,521
Howden Joinery Group plc (United Kingdom)[1]	1,315,025	8,277,879

		31,518,400

Transportation Infrastructure - 4.6%
Aena SME S.A. (Spain)[1,2]	135,010	27,323,164
Grupo Aeroportuario del Centro Norte S.A.B. de C.V (Mexico)	749,600	3,885,149
Grupo Aeroportuario del Pacifico S.A.B. de C.V - ADR (Mexico)	35,760	3,674,698

		34,883,011

Total Industrials		113,338,341

Information Technology - 11.1%
Internet Software & Services - 4.6%
Alibaba Group Holding Ltd. - ADR (China)*	78,270	13,496,096
NetEase, Inc. - ADR (China)	21,375	7,375,872
Tencent Holdings Ltd. - Class H (China)[1]	273,820	14,172,363

		35,044,331

The accompanying notes are an integral part of the financial statements.

7

World Opportunities Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 3.5%
Amdocs Ltd. (United States)	398,632	$26,102,423

Software - 3.0%
Atlassian Corp. plc - Class A (Australia)*	154,089	7,014,131
Nexon Co. Ltd. (Japan)*[1]	530,900	15,396,252

		22,410,383

Total Information Technology		83,557,137

Materials - 9.3%
Chemicals - 6.4%
Akzo Nobel N.V. (Netherlands)[1]	246,695	21,646,232
Mexichem S.A.B. de C.V (Mexico)	2,903,700	7,187,442
Solvay S.A. (Belgium)[1]	140,365	19,515,804

		48,349,478

Metals & Mining - 2.9%
Antofagasta plc (Chile)[1]	427,405	5,768,282
First Quantum Minerals Ltd. (Zambia)	414,295	5,804,085
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	1,123,200	3,709,059
Lundin Mining Corp. (Canada)	1,001,700	6,662,062

		21,943,488

Total Materials		70,292,966

Real Estate - 1.0%
Equity Real Estate Investment Trusts (REITS) - 1.0%
Unibail-Rodamco S.E. (France)[1]	31,030	7,808,738

Telecommunication Services - 2.3%
Diversified Telecommunication Services - 2.3%
Iliad S.A. (France)[1]	72,535	17,380,525

TOTAL COMMON STOCKS
(Identified Cost $652,970,816)		732,822,083

SHORT-TERM INVESTMENT - 1.9%
Dreyfus Government Cash Management[3], 1.19%,
(Identified Cost $14,277,654)	14,277,654	14,277,654

TOTAL INVESTMENTS - 98.9%
(Identified Cost $667,248,470)		747,099,737
OTHER ASSETS, LESS LIABILITIES - 1.1%		8,002,226

NET ASSETS - 100%		$755,101,963

The accompanying notes are an integral part of the financial statements.

8

World Opportunities Series

Investment Portfolio - December 31, 2017

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $27,323,164 or 3.6%, of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

3Rate shown is the current yield as of December 31, 2017.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries (based on country of risk): United States - 19.6%; United Kingdom - 12.7%; France - 11.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

World Opportunities Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments (identified cost $667,248,470)	$747,099,737
Foreign tax reclaims receivable	7,113,753
Dividends receivable	1,212,133
Receivable for securities sold	859,040
Receivable for fund shares sold	298,483
Prepaid expenses	28,283

TOTAL ASSETS	756,611,429

LIABILITIES:

Accrued management fees (Note 3)	385,304
Accrued shareholder services fees (Class S) (Note 3)	160,040
Accrued transfer agent fees	91,956
Accrued fund accounting and administration fees (Note 3)	28,002
Accrued directors’ fees (Note 3)	1,269
Accrued Chief Compliance Officer service fees (Note 3)	579
Payable for fund shares repurchased	727,586
Other payables and accrued expenses	114,730

TOTAL LIABILITIES	1,509,466

TOTAL NET ASSETS	$755,101,963

NET ASSETS CONSIST OF:

Capital stock	$907,558
Additional paid-in-capital	1,165,262,218
Distributions in excess of net investment income	(46,770)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(490,661,318)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	79,640,275

TOTAL NET ASSETS	$755,101,963

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($755,101,963/90,755,815 shares)	$8.32

The accompanying notes are an integral part of the financial statements.

10

World Opportunities Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,596,235) (Note 2)	$15,737,817

EXPENSES:

Management fees (Note 3)	6,645,392
Shareholder services fees (Class S)(Note 3)	1,321,775
Transfer agent fees (Note 3)	285,029
Fund accounting and administration fees (Note 3)	113,814
Directors’ fees (Note 3)	54,789
Chief Compliance Officer service fees (Note 3)	3,942
Custodian fees	104,898
Miscellaneous	955,599

Total Expenses	9,485,238

Less reduction of expenses (Note 3)	(721,355)

Net Expenses	8,763,883

NET INVESTMENT INCOME	6,973,934

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $6,468)	36,773,467
Foreign currency and translation of other assets and liabilities	(422,422)

36,351,045

Net change in unrealized appreciation (depreciation) on-
Investments	124,892,247
Foreign currency and translation of other assets and liabilities	910,213

125,802,460

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	162,153,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,127,439

The accompanying notes are an integral part of the financial statements.

11

World Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,973,934	$13,420,053
Net realized gain (loss) on investments and foreign currency	36,351,045	(122,587,132)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	125,802,460	134,935,330

Net increase from operations	169,127,439	25,768,251

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(7,052,368)	(13,256,282)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(212,320,799)	(799,089,602)

Net decrease in net assets	(50,245,728)	(786,577,633)

NET ASSETS:

Beginning of year	805,347,691	1,591,925,324

End of year (including distributions in excess of net investment income of $46,770 and undistributed net investment income of $460,554, respectively)	$755,101,963	$805,347,691

The accompanying notes are an integral part of the financial statements.

12

World Opportunities Series

Financial Highlights*

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.81	$6.77	$7.33	$9.05	$7.75

Income (loss) from investment operations:
Net investment income[1]	0.07	0.08 [2]	0.08	0.10	0.10
Net realized and unrealized gain (loss) on investments	1.52	0.07	(0.51)	(1.01)	1.35

Total from investment operations	1.59	0.15	(0.43)	(0.91)	1.45

Less distributions to shareholders:
From net investment income	(0.08)	(0.11)	(0.13)	(0.10)	(0.10)
From net realized gain on investments	—	—	—	(0.71)	(0.05)

Total distributions to shareholders	(0.08)	(0.11)	(0.13)	(0.81)	(0.15)

Net asset value - End of year	$8.32	$6.81	$6.77	$7.33	$9.05

Net assets - End of year (000’s omitted)	$755,102	$805,348	$1,591,925	$5,444,192	$7,924,877

Total return[3]	23.33%	2.26%[2,4]	(5.91%)	(9.77%)	18.79%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.10%	1.07%	1.08%	1.07%	1.07%
Net investment income	0.88%	1.19%[2]	1.09%	1.16%	1.17%
Portfolio turnover	38%	27%	71%	43%	46%

*Effective May 1, 2017, Class A shares of the Series have been redesignated as Class S shares.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.09%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Includes a special dividend paid by two of the Series’ securities during the year. Without the special dividends, the Series’ net investment income per share, total return and net investment income ratio would have been $0.05, 1.51% and 0.68%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes a litigation settlement amount. Excluding this amount, the Series’ total return is 1.66%.

The accompanying notes are an integral part of the financial statements.

13

World Opportunities Series

Notes to Financial Statements

1.	Organization

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective May 1, 2017, Class A shares of the Series were redesignated as Class S shares. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 2.5 billion have been designated as World Opportunities Series Class S common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$51,955,911	$23,851,117	$28,104,794	$—
Consumer Staples	191,144,147	59,389,274	131,754,873	—
Energy	36,320,804	36,320,804	—	—
Financials	25,401,016	—	25,401,016	—
Health Care	135,622,498	97,550,501	38,071,997	—
Industrials	113,338,341	17,285,254	96,053,087	—
Information Technology	83,557,137	53,988,522	29,568,615	—
Materials	70,292,966	23,362,648	46,930,318	—
Real Estate	7,808,738	—	7,808,738	—
Telecommunication Services	17,380,525	—	17,380,525	—
Mutual fund	14,277,654	14,277,654	—	—

Total assets	$747,099,737	$326,025,774	$421,073,963	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

15

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

16

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets. Prior to May 1, 2017, the contractual management fee for the Series was 1.00%.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

Effective May 1, 2017, shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Shares of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Effective May 1, 2017, the Advisor has contractually agreed, until at least April 30, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees, at no more than 0.85% of average daily net assets each year. The Series did not have a contractual expense limitation prior to April 30, 2017. Accordingly, the Advisor waived fees of $721,355 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding

17

World Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $287,962,986 and $502,935,376, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S shares of World Opportunities Series were:

	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,833,991	$44,391,002	16,981,724	$114,616,179
Reinvested	826,841	6,804,360	1,873,018	12,624,144
Repurchased	(34,240,455)	(263,516,161)	(135,727,616)	(926,329,925)

Total	(27,579,623)	$(212,320,799)	(116,872,874)	$(799,089,602)

Approximately 17% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on December 31, 2017.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains

18

World Opportunities Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

and losses, qualified late year losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, amounts were reclassified within the capital accounts by $428,890 from Distributions in Excess of Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$7,052,368	$13,256,282

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$678,871,110
Unrealized appreciation	94,732,843
Unrealized depreciation	(26,504,216)

Net unrealized appreciation	$68,228,627

Capital loss carryforward	$(479,038,678)
Qualified late-year losses[1]	$46,770

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2018.

The capital loss carryover utilized in the current year was $24,130,986.

At December 31, 2017, the Series had net short-term capital loss carryforwards of $71,531,810 and net long-term capital loss carryforwards of $407,506,868, which may be carried forward indefinitely.

19

World Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of World Opportunities Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

20

World Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $8,387,905 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2017. The Series had $17,653,064 in foreign source income and paid foreign taxes of $1,335,537.

21

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non-U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

22

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.

Holds the following title for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

24

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994 - present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

25

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

World Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNWOP-12/17-AR

Ohio Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

Ohio Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and Ohio State personal income tax.

Performance Commentary

The ICE Bank of America Merrill Lynch 1-12 Year Municipal Bond Index experienced a positive return of 3.20% for 2017. Over the same time period, the Ohio Tax Exempt Series returned 2.08%.

In 2017, the Series’ underperformance was primarily attributable to yield curve positioning. Specifically, the Series held a higher percentage of securities in the short-term range and a lower percentage of securities in both the intermediate- and long-term range, compared to the benchmark. As rates rose at the shorter end of the curve and decreased along the longer end, the Series underperformed.

The Series maintains a significant position in revenue bonds, which contributed positively to returns. Revenue bonds are relatively insulated from issues negatively impacting general obligations (particularly state level obligations), have demonstrated stable credit fundamentals, and offer attractive market valuations. Within revenue bonds, we maintain a focus on higher quality/essential service bonds. Within general obligations, we are focused on local general obligations as opposed to state general obligations.

While the passage of tax reform legislation in 2017 brought several changes that will have some impact on the municipal bond market going forward, the principal concern regarding the elimination of tax exemption has abated. That said, Manning & Napier will continue to monitor the current landscape and look for attractive opportunities to help investors meet their long-term financial needs.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2017.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Ohio Tax Exempt Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[3]	2.08%	0.48%	2.45%	3.60%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index [4]	3.20%	1.93%	3.52%	4.49%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2017 to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.78%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.78% for the year ended December 31, 2017.

4The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index is a subset of the ICE BofAML U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Ohio Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17
Class A
Actual	$1,000.00	$999.00	$3.93
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.27	$3.97

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Ohio Tax Exempt Series

Portfolio Composition as of December 31, 2017

(unaudited)

5

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES - 96.6%
Akron, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2018	AA2	$225,000	$232,013
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2019	A1	720,000	747,461
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2022	A1	200,000	224,182
American Municipal Power, Inc., Prairie State Energy Campus Project, Prerefunded Balance, Series A, Revenue Bond, AGC	4.375%	2/15/2020	A1	100,000	103,238
American Municipal Power, Inc., Prairie State Energy Campus Project, Unrefunded Balance, Series A, Revenue Bond, AGC	4.500%	2/15/2018	A1	100,000	100,357
Barberton City School District, G.O. Bond	4.000%	12/1/2019	AA2	625,000	651,069
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A3	105,000	114,382
Beavercreek City School District, G.O. Bond	5.000%	12/1/2023	Aa1	500,000	588,410
Beavercreek City School District, G.O. Bond	5.000%	12/1/2024	Aa1	590,000	708,348
Beavercreek City School District, G.O. Bond	5.000%	12/1/2034	Aa1	210,000	248,243
Cincinnati City School District, School Impt., G.O. Bond	4.500%	6/1/2018	Aa2	350,000	354,399
Cincinnati City School District, School Impt., G.O. Bond, AGM	5.000%	12/1/2018	Aa2	400,000	412,728
Cincinnati Water System, Series B, Revenue Bond	5.000%	12/1/2026	Aaa	500,000	624,180
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2024	Aaa	600,000	724,236
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2025	Aaa	250,000	307,498
Cincinnati Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	12/1/2018	WR3	190,000	195,939
Cincinnati Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	12/1/2018	Aaa	120,000	123,863
Cincinnati Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	4.250%	12/1/2019	WR3	125,000	131,015
Cincinnati Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	12/1/2037	Aaa	335,000	375,843
Cincinnati Water System, Water Utility Impt., Unrefunded Balance, Series A, Revenue Bond	5.000%	12/1/2018	Aaa	40,000	41,291
Cincinnati Water System, Water Utility Impt., Unrefunded Balance, Series A, Revenue Bond	4.250%	12/1/2019	Aaa	75,000	78,769
Cincinnati, Public Impt., Series C, G.O. Bond	5.000%	12/1/2020	Aa2	300,000	327,729
Clermont County Transportation Improvement District, Public Impt., Revenue Bond	4.000%	12/1/2027	Aa2	500,000	578,885
Cleveland Department of Public Utilities Division of Water, Series T, Revenue Bond	5.000%	1/1/2019	Aa1	370,000	382,883
Cleveland Department of Public Utilities Division of Water, Series Y, Revenue Bond	5.000%	1/1/2022	Aa1	1,140,000	1,281,873
Cleveland Department of Public Utilities Division of Water, Water Utility Impt., 2nd Lien, Series A, Revenue Bond	5.000%	1/1/2019	Aa2	235,000	243,253
Cleveland, Public Impt., Revenue Bond	4.000%	11/15/2020	A1	220,000	233,651

The accompanying notes are an integral part of the financial statements.

6

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Columbus City School District, School Impt., G.O. Bond	5.000%	12/1/2029	Aa2	$250,000	$305,905
Columbus, Public Impt., Series A, G.O. Bond	4.000%	8/15/2025	Aaa	375,000	429,161
Columbus, Public Impt., Series A, G.O. Bond	4.000%	8/15/2026	Aaa	300,000	341,280
Columbus, Public Impt., Series B, G.O. Bond	4.000%	8/15/2026	Aaa	100,000	113,383
Columbus, Recreational Facilities Impt., Series A, G.O. Bond	4.000%	2/15/2021	Aaa	500,000	535,230
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	8/15/2018	Aaa	100,000	102,207
Cuyahoga County, G.O. Bond	5.000%	12/1/2018	Aa2	250,000	258,025
Cuyahoga County, Limited Tax, Various Purposes Impt., Series A, G.O. Bond	4.000%	12/1/2018	Aa2	400,000	409,232
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2018	Aa2	185,000	185,934
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2019	Aa2	85,000	85,653
Cuyahoga County, Public Impt., Revenue Bond	5.000%	12/1/2024	Aa2	500,000	602,090
Cuyahoga County, Public Impt., Series A, G.O. Bond	5.000%	12/1/2020	Aa2	395,000	432,335
Cuyahoga County, Public Impt., Series A, Revenue Bond	2.000%	12/1/2021	Aa2	155,000	156,282
Cuyahoga County, Public Impt., Series A, Revenue Bond	2.000%	12/1/2022	Aa2	170,000	171,032
Dayton, Water Utility Impt., Revenue Bond	2.000%	12/1/2021	Aa2	245,000	246,933
Dayton, Water Utility Impt., Revenue Bond	2.250%	12/1/2022	Aa2	200,000	203,644
Dayton, Water Utility Impt., Revenue Bond	2.500%	12/1/2023	Aa2	200,000	206,678
Delaware County, Public Impt., G.O. Bond	4.000%	12/1/2040	Aaa	300,000	320,328
Delaware County, Public Impt., Revenue Bond	3.000%	12/1/2024	Aa1	305,000	321,766
Dublin City School District, G.O. Bond	5.000%	12/1/2026	Aa1	235,000	290,119
Dublin, Various Purposes Impt., G.O. Bond	3.500%	12/1/2035	Aaa	450,000	470,254
Fairfield City School District, G.O. Bond	5.000%	12/1/2020	Aa3	200,000	218,308
Fairfield County, Public Impt., G.O. Bond	2.000%	12/1/2018	Aa2	300,000	301,515
Franklin County, G.O. Bond	5.000%	12/1/2025	Aaa	275,000	337,114
Franklin County, G.O. Bond	5.000%	12/1/2026	Aaa	880,000	1,078,766
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	103,210
Gahanna, Public Impt., G.O. Bond	4.000%	12/1/2023	Aa1	300,000	336,312
Gahanna, Public Impt., G.O. Bond	4.000%	12/1/2024	Aa1	375,000	426,034
Greater Cleveland Regional Transit Authority, Capital Impt., Revenue Bond	5.000%	12/1/2025	Aa1	105,000	127,855
Greater Cleveland Regional Transit Authority, Capital Impt., Revenue Bond	5.000%	12/1/2026	Aa1	500,000	606,390
Greater Cleveland Regional Transit Authority, Capital Impt., Revenue Bond	5.000%	12/1/2027	Aa1	420,000	515,063
Greater Cleveland Regional Transit Authority, Transit Impt., Revenue Bond	5.000%	12/1/2018	Aa1	350,000	361,266
Greene County Water System, Series A, Revenue Bond, NATL	5.250%	12/1/2020	Aa2	100,000	109,204

The accompanying notes are an integral part of the financial statements.

7

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Hamilton City School District, Various Purposes
Impt., G.O. Bond	4.000%	12/1/2018	AA2	$200,000	$204,322
Hamilton County Sewer System, Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	547,110
Hamilton County Sewer System, Series A, Revenue Bond	5.000%	12/1/2024	Aa2	570,000	684,741
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	12/1/2018	Aa2	150,000	153,435
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	547,110
Hamilton County, Limited Tax, Riverfront Infrastructure, Parking Facility Impt., G.O. Bond	5.000%	12/1/2021	Aa2	500,000	560,760
Hamilton County, Various Purposes Impt., G.O. Bond	4.000%	12/1/2024	Aa2	320,000	361,555
Hilliard School District, School Impt., Series A, G.O. Bond	5.000%	12/1/2018	Aa1	500,000	515,955
Hilliard, Limited Tax, Various Purposes Impt., G.O. Bond	3.000%	12/1/2018	Aa1	100,000	101,415
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2019	A1	300,000	318,126
Lakota Local School District, Butler County, G.O. Bond	5.000%	12/1/2019	Aa1	175,000	186,050
Marysville City Wastewater Treatment System, Revenue Bond, BAM	4.000%	12/1/2018	AA2	335,000	342,209
Miami County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2018	Aa2	200,000	206,420
Miamisburg City School District, G.O. Bond	5.000%	12/1/2022	Aa2	250,000	286,802
Miamisburg City School District, G.O. Bond	5.000%	12/1/2024	Aa2	275,000	328,196
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	A1	100,000	101,261
Middletown, Various Purposes Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2021	A1	230,000	233,349
New Albany Plain Local School District, School Impt., G.O. Bond	4.000%	12/1/2028	Aa1	500,000	565,975
New Albany, Limited Tax, Recreational Facility Impt., G.O. Bond	3.000%	12/1/2020	Aaa	340,000	352,203
North Ridgeville, Water Utility Impt., G.O. Bond, AGC	4.750%	12/1/2018	Aa1	200,000	205,986
Northeast Ohio Regional Sewer District, Sewer Impt., Revenue Bond	5.000%	11/15/2021	Aa1	750,000	843,728
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2018	Aa3	275,000	276,155
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2019	Aa3	375,000	389,475
Ohio State Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	2/15/2024	A1	400,000	457,868

The accompanying notes are an integral part of the financial statements.

8

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	$260,000	$271,469
Ohio State Water Development Authority, Drinking Water Assistance, Revenue Bond	5.000%	6/1/2021	Aaa	500,000	555,155
Ohio State Water Development Authority, Fresh Water, Revenue Bond	5.500%	12/1/2021	Aaa	125,000	143,000
Ohio State Water Development Authority, Pollution Control, Series C, Revenue Bond	3.000%	12/1/2021	Aaa	300,000	314,346
Ohio State Water Development Authority, Sewer Impt., Series A, Revenue Bond	5.000%	6/1/2020	Aaa	450,000	485,816
Ohio State Water Development Authority, Water Utility Impt., Series B, Revenue Bond	5.000%	12/1/2031	Aaa	455,000	551,424
Ohio State, Highway Impt., Series S, G.O. Bond	5.000%	5/1/2026	Aa1	225,000	277,315
Ohio State, Infrastructure Impt., Series A, G.O. Bond	5.000%	9/1/2025	Aa1	350,000	426,730
Ohio State, School Impt., Prerefunded Balance, Series B, G.O. Bond	5.000%	6/15/2024	Aa1	1,150,000	1,308,804
Ohio State, Series A, G.O. Bond	5.000%	9/15/2021	Aa1	500,000	558,725
Ohio State, Series A, G.O. Bond	5.000%	9/1/2022	Aa1	125,000	143,105
Ohio State, Series A, G.O. Bond	5.000%	9/1/2025	Aa1	600,000	731,538
Ohio State, Series B, Revenue Bond	5.000%	12/15/2018	Aa2	650,000	670,936
Ohio State, Series B, Revenue Bond	5.000%	12/15/2019	Aa2	350,000	371,920
Olentangy Local School District, School Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	106,314
Olentangy Local School District, Series B, G.O. Bond	5.000%	12/1/2018	Aa1	150,000	154,786
Olentangy Local School District, Series B, G.O. Bond	3.000%	12/1/2020	Aa1	115,000	119,327
Sheffield, Limited Tax, Various Purposes Impt., G.O. Bond	2.000%	12/1/2018	AA2	140,000	140,668
Springboro Community City School District, G.O. Bond, AGM	5.250%	12/1/2018	Aa3	200,000	206,758
Springboro Sewer System, Revenue Bond	4.000%	6/1/2018	Aa2	100,000	101,065
Springboro, Water Utility Impt., Prerefunded Balance, G.O. Bond	5.000%	12/1/2019	WR3	95,000	97,970
Springboro, Water Utility Impt., Unrefunded Balance, G.O. Bond	5.000%	12/1/2019	Aa1	5,000	5,164
Summit County, Various Purposes Impt., Series R, G.O. Bond, NATL	5.500%	12/1/2019	Aa1	100,000	107,349
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	500,000	515,180
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	500,000	531,035
Toledo, Limited Tax, Capital Impt., G.O. Bond	5.000%	12/1/2019	A2	275,000	291,616
Troy, Limited Tax, Water & Sewer Impt., G.O. Bond	2.000%	12/1/2020	Aa1	100,000	100,674
Upper Arlington, Various Purposes Impt., G.O. Bond	4.000%	12/1/2024	Aaa	535,000	607,808

The accompanying notes are an integral part of the financial statements.

9

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Vandalia Butler City School District, School Impt., Series B, G.O. Bond	4.000%	12/1/2026	Aa3	$315,000	$359,009
Westerville, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	109,572
Worthington City School District, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	409,160

TOTAL MUNICIPAL BONDS (Identified Cost $40,150,847)					40,388,190

SHORT-TERM INVESTMENT - 2.7%

Dreyfus Government Cash Management (Identified Cost $1,121,588)	1.19%[4]			1,121,588	1,121,588

TOTAL INVESTMENTS - 99.3% (Identified Cost $41,272,435)					41,509,778
OTHER ASSETS, LESS LIABILITIES - 0.7%					278,746

NET ASSETS - 100%					$41,788,524

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1 Credit ratings from Moody’s (unaudited).

2 Credit ratings from S&P (unaudited).

3 Credit rating has been withdrawn. As of December 31, 2017, there is no rating available (unaudited).

4 Rate shown is the current yield as of December 31, 2017.

The accompanying notes are an integral part of the financial statements.

10

Ohio Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $41,272,435) (Note 2)	$41,509,778
Interest receivable	250,841
Receivable for fund shares sold	70,275
Prepaid expenses	1,447

TOTAL ASSETS	41,832,341

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	18,490
Accrued management fees (Note 3)	17,715
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued Directors’ fees (Note 3)	70
Audit fees payable	4,816
Other payables and accrued expenses	2,147

TOTAL LIABILITIES	43,817

TOTAL NET ASSETS	$41,788,524

NET ASSETS CONSIST OF:

Capital stock	$39,478
Additional paid-in-capital	41,512,584
Undistributed net investment income	62,175
Accumulated net realized loss on investments	(63,056)
Net unrealized appreciation on investments	237,343

TOTAL NET ASSETS	$41,788,524

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($41,788,524/3,947,767 shares)	$10.59

The accompanying notes are an integral part of the financial statements.

11

Ohio Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$735,383
Dividends	5,670

Total Investment Income	741,053

EXPENSES:

Management fees (Note 3)	212,945
Fund accounting and administration fees (Note 3)	58,560
Chief Compliance Officer service fees (Note 3)	3,822
Directors’ fees (Note 3)	2,522
Transfer agent fees (Note 3)	972
Audit fees	31,393
Custodian fees	2,475
Miscellaneous	18,256

Total Expenses	330,945

NET INVESTMENT INCOME	410,108

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(4,186)
Net change in unrealized appreciation (depreciation) on investments	465,677

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	461,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$871,599

The accompanying notes are an integral part of the financial statements.

12

Ohio Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$410,108	$349,561
Net realized gain (loss) on investments	(4,186)	18,213
Net change in unrealized appreciation (depreciation) on investments	465,677	(754,630)

Net increase (decrease) from operations	871,599	(386,856)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(389,639)	(358,742)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(3,114,586)	714,836

Net decrease in net assets	(2,632,626)	(30,762)

NET ASSETS:

Beginning of year	44,421,150	44,451,912

End of year (including undistributed net investment income of $ 62,175 and $ 41,706, respectively)	$41,788,524	$44,421,150

The accompanying notes are an integral part of the financial statements.

13

Ohio Tax Exempt Series

Financial Highlights

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.47	$10.64	$10.57	$10.54	$10.93

Income (loss) from investment operations:
Net investment income[1]	0.10	0.08	0.07	0.07	0.14
Net realized and unrealized gain (loss) on investments	0.12	(0.16)	0.07	0.06	(0.31)

Total from investment operations	0.22	(0.08)	0.14	0.13	(0.17)

Less distributions to shareholders:

From net investment income	(0.10)	(0.09)	(0.07)	(0.06)	(0.14)
From net realized gain on investments	—	—	—	(0.04)	(0.08)

Total distributions to shareholders	(0.10)	(0.09)	(0.07)	(0.10)	(0.22)

Net asset value - End of year	$10.59	$10.47	$10.64	$10.57	$10.54

Net assets - End of year (000’s omitted)	$41,789	$44,421	$44,452	$44,596	$40,193

Total return[2]	2.08%	(0.81%)	1.31%	1.27%	(1.59%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.78%	0.77%	0.77%	0.72%	0.78%
Net investment income	0.96%	0.77%	0.62%	0.65%	1.34%
Portfolio turnover	8%	13%	32%	41%	27%
1 Calculated based on average shares outstanding during the years.

2 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

14

Ohio Tax Exempt Series

Notes to Financial Statements

1.	Organization

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$40,388,190	$—	$40,388,190	$—
Mutual fund	1,121,588	1,121,588	—	—

Total assets	$41,509,778	$1,121,588	$40,388,190	$—

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014

16

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2017. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”)

17

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $3,238,762 and $5,647,588 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Ohio Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	198,050	$2,101,083	487,801	$5,250,491
Reinvested	35,660	378,749	33,047	351,308
Repurchased	(527,873)	(5,594,418)	(457,572)	(4,886,963)

Total	(294,163)	$(3,114,586)	63,276	$714,836

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2017.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

18

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$ 4,545	$1,800
Tax exempt income	$385,094	$356,942

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$41,272,435
Unrealized appreciation	382,386
Unrealized depreciation	(145,043)

Net unrealized appreciation	$237,343

Undistributed tax exempt income	$62,175
Capital loss carryforwards	$(63,056)

At December 31, 2017, the Series had net short-term capital loss carryforwards of $11,099 and net long-term capital loss carryforwards of $51,957, which may be carried forward indefinitely.

19

Ohio Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Ohio Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

20

Ohio Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $385,094 as tax exempt dividends for the year ended December 31, 2017. It is the intention of the Series to designate the maximum allowable under tax law.

21

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non-U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

22

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

24

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994 - present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (university)(1972-present); Culinary
Past 5 Years:	Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office1 & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office1 & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

25

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office1 & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office1 & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office1 & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office1 & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office1 & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc. Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Ohio Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOTE-12/17-AR

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

The ICE Bank of America Merrill Lynch 1-12 Year Municipal Bond Index experienced a positive return of 3.20% for 2017. Over the same time period, the Diversified Tax Exempt Series returned 2.37%.

In 2017, the Series’ underperformance was primarily attributable to yield curve positioning. Specifically, the Series held a higher percentage of securities in the short-term range and a lower percentage of securities in both the intermediate- and long-term range, compared to the benchmark. As rates rose at the shorter end of the curve and decreased along the longer end, the Series underperformed.

The Series maintains a significant position in revenue bonds, which contributed positively to returns. Revenue bonds are relatively insulated from issues negatively impacting general obligations (particularly state level obligations), have demonstrated stable credit fundamentals, and offer attractive market valuations. Within revenue bonds, we maintain a focus on higher quality/essential service bonds. Within general obligations, we are focused on local general obligations as opposed to state general obligations.

While the passage of tax reform legislation in 2017 brought several changes that will have some impact on the municipal bond market going forward, the principal concern regarding the elimination of tax exemption has abated. That said, Manning & Napier will continue to monitor the current landscape and look for attractive opportunities to help investors meet their long-term financial needs.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2017.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[3]	2.37%	0.65%	2.50%	3.76%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index [4]	3.20%	1.93%	3.52%	4.49%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2017 to the Intercontinental Exchange (ICE) BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.58%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.58% for the year ended December 31, 2017.

4The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index is a subset of the ICE BofAML U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17
Class A
Actual	$1,000.00	$999.50	$2.92
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.28	$2.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which are based on one-year data.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2017

(unaudited)

Top Ten States[2]
New York	12.5%	Pennsylvania	4.5%
Washington	8.7%	Georgia	4.5%
Ohio	6.9%	Oregon	3.5%
Florida	6.6%	Tennessee	3.4%
Texas	6.4%	Kansas	3.4%

2As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS - 97.8%

ALASKA - 0.2%
Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	A1	$500,000	$559,805

ARIZONA - 3.2%
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	1,050,000	1,220,845
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2024	Aa2	1,200,000	1,427,892
Mesa, Multiple Utility Impt., Revenue Bond	3.000%	7/1/2039	Aa2	1,525,000	1,484,816
Pima County Sewer System, Series A, Revenue Bond	5.000%	7/1/2019	AA2	1,000,000	1,050,770
Pima County Sewer System, Series B, Revenue Bond	5.000%	7/1/2020	AA2	1,400,000	1,512,364
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	12/1/2018	Aa1	1,340,000	1,383,135
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	5.000%	12/1/2020	Aa1	400,000	437,688
Yavapai County Industrial Development Authority, Northern Arizona Healthcare System, Revenue Bond	5.000%	10/1/2020	AA2	460,000	498,921

					9,016,431

COLORADO - 2.5%
Boulder County, Series A, Revenue Bond	5.000%	7/15/2026	AA2	1,000,000	1,236,030
Boulder Water & Sewer, Revenue Bond	5.000%	12/1/2019	Aa1	1,500,000	1,595,595
Colorado Springs Utilities System, Series C-1, Revenue Bond	5.000%	11/15/2019	Aa2	2,435,000	2,584,290
Denver Wastewater Management Division Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa1	1,500,000	1,596,120

					7,012,035

DELAWARE - 0.7%
Delaware River & Bay Authority, Series C, Revenue Bond	5.000%	1/1/2019	A1	2,000,000	2,066,220

DISTRICT OF COLUMBIA - 1.7%
District of Columbia Water & Sewer Authority, Series A, Revenue Bond	5.000%	10/1/2029	Aa2	1,380,000	1,657,173
District of Columbia Water & Sewer Authority, Series B, Revenue Bond	5.000%	10/1/2036	Aa2	900,000	1,058,184
District of Columbia Water & Sewer Authority, Series C, Revenue Bond	5.000%	10/1/2022	Aa2	1,000,000	1,143,890

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

DISTRICT OF COLUMBIA (continued)
District of Columbia, Public Impt., Series D, G.O. Bond	5.000%	6/1/2026	Aa1	$750,000	$918,180

					4,777,427

FLORIDA - 6.6%
Daytona Beach Utility System, Water Utility Impt., Revenue Bond, AGM	5.000%	11/1/2019	A1	1,010,000	1,069,519
Florida’s Turnpike Enterprise, Series C, Revenue Bond	5.000%	7/1/2019	Aa2	920,000	966,147
Fort Lauderdale, Water & Sewer, Revenue Bond	5.000%	9/1/2020	Aa1	1,545,000	1,680,018
Fort Lauderdale, Water & Sewer, Revenue Bond	2.000%	9/1/2026	Aa1	960,000	928,195
Fort Lauderdale, Water & Sewer, Revenue Bond	2.000%	3/1/2027	Aa1	995,000	951,986
Fort Myers Utility System, Utility Impt., Revenue Bond	5.000%	10/1/2019	Aa3	785,000	830,718
JEA Electric System, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	2,000,000	2,115,760
JEA Electric System, Swap Termination, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	1,500,000	1,586,820
Miami-Dade County, Water & Sewer System, Revenue Bond	5.000%	10/1/2023	Aa3	2,000,000	2,334,660
Miami-Dade County, Water & Sewer System, Series B, Revenue Bond, AGM	5.250%	10/1/2019	Aa3	500,000	530,370
Okaloosa County, Water & Sewer, Revenue Bond	5.000%	7/1/2023	Aa3	2,065,000	2,378,859
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2019	A1	500,000	524,855
Orlando-Orange County Expressway Authority, Swap Termination, Series B, Revenue Bond	5.000%	7/1/2020	A1	1,165,000	1,255,241
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL	5.250%	9/1/2023	A1	500,000	580,740
Tampa, BayCare Health System, Revenue Bond	5.000%	11/15/2018	Aa2	500,000	515,310

					18,249,198

GEORGIA - 4.4%
Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2019	Aa2	1,160,000	1,231,178
DeKalb County, Water & Sewerage, Revenue Bond	5.000%	10/1/2019	Aa3	500,000	529,120
Fulton County Water & Sewerage, Revenue Bond	5.000%	1/1/2019	Aa2	1,200,000	1,242,144
Georgia State, Series E, G.O. Bond	5.000%	12/1/2025	Aaa	4,000,000	4,919,960
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	2,250,000	2,325,488
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	500,000	516,775

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

GEORGIA (continued)
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2019	A1	$485,000	$512,048
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2020	A1	1,000,000	1,084,640

					12,361,353

HAWAII - 1.1%

Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	1,000,000	1,050,470
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2023	Aa3	1,750,000	2,029,790

					3,080,260

ILLINOIS - 2.6%
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2022	AA2	500,000	520,890
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2023	AA2	625,000	655,044
Central Lake County Joint Action Water Agency, Prerefunded Balance, Revenue Bond	4.000%	5/1/2018	WR3	180,000	181,480
Central Lake County Joint Action Water Agency, Prerefunded Balance, Revenue Bond	4.000%	5/1/2019	WR3	10,000	10,314
Central Lake County Joint Action Water Agency, Unrefunded Balance, Revenue Bond	4.000%	5/1/2019	Aa2	750,000	771,937
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series A, G.O. Bond	5.000%	12/30/2018	Aa1	820,000	847,076
Illinois Municipal Electric Agency, Series A, Revenue Bond	5.000%	2/1/2025	A1	2,000,000	2,363,720
Illinois State Toll Highway Authority, Series A, Revenue Bond	5.000%	12/1/2019	Aa3	1,000,000	1,061,390
Sangamon & Morgan Counties Community Unit School District No. 16 New Berlin, School Impt., G.O. Bond, NATL	5.500%	2/1/2019	A3	725,000	754,370

					7,166,221

INDIANA - 1.5%
Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	745,000	750,893
Indiana Municipal Power Agency, Series A, Revenue Bond	5.000%	1/1/2019	A1	2,540,000	2,625,369

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

INDIANA (continued)
Indiana Municipal Power Agency, Series A, Revenue Bond	4.000%	1/1/2020	A1	$750,000	$783,232

					4,159,494

IOWA - 0.8%
Cedar Falls, Electric Utility, Revenue Bond	5.000%	12/1/2023	Aa2	2,000,000	2,346,300

KANSAS - 3.3%
Kansas Development Finance Authority, Series D, Revenue Bond	5.000%	11/15/2020	Aa2	500,000	529,610
Kansas Turnpike Authority, Series A, Revenue Bond	5.000%	9/1/2019	AA2	2,965,000	3,125,525
Topeka Combined Utility, Series A, Revenue Bond	4.000%	8/1/2019	Aa3	845,000	875,521
Wichita, Water & Sewer Utility, Series A, Revenue Bond	5.000%	10/1/2018	AA2	1,000,000	1,025,640
Wichita, Water & Sewer Utility, Series B, Revenue Bond	5.000%	10/1/2019	AA2	2,000,000	2,113,280
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	5.000%	9/1/2020	A3	1,495,000	1,618,323

					9,287,899

KENTUCKY - 0.6%
Kentucky Turnpike Authority, Series A, Revenue Bond	5.000%	7/1/2019	Aa3	500,000	523,940
Louisville & Jefferson County, Sewer Impt., Series A, Revenue Bond	5.000%	5/15/2024	Aa3	1,070,000	1,263,777

					1,787,717

LOUISIANA - 1.7%
Lafayette Utilities, Sewer Impt., Revenue Bond	4.000%	11/1/2018	A1	1,135,000	1,157,666
Lafayette Utilities, Water & Sewer Impt., Revenue Bond	5.000%	11/1/2019	A1	990,000	1,047,420
New Orleans, Sewer Impt., Revenue Bond	5.000%	6/1/2021	A2	600,000	659,058
New Orleans, Water Utility Impt., Revenue Bond	5.000%	12/1/2020	A2	1,700,000	1,840,998

					4,705,142

MAINE - 0.2%
Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	617,492

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MARYLAND - 0.6%
Baltimore, Wastewater Projects, Series C, Revenue Bond	5.000%	7/1/2026	Aa2	$815,000	$998,709
Maryland Health & Higher Educational Facilities Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	524,245

					1,522,954

MASSACHUSETTS - 1.1%
Commonwealth of Massachusetts, Series C, G.O. Bond	3.625%	10/1/2040	Aa1	3,000,000	3,044,970

MICHIGAN - 1.2%
Ann Arbor Sewage Disposal System, Revenue Bond	3.000%	7/1/2020	AA2	1,000,000	1,033,350
Ann Arbor Sewage Disposal System, Revenue Bond	2.000%	7/1/2027	AA2	820,000	784,830
Walled Lake Consolidated School District, G.O. Bond	5.000%	5/1/2019	Aa1	1,000,000	1,044,200
West Ottawa Public Schools, Series I, G.O. Bond	5.000%	5/1/2019	Aa2	400,000	417,520

					3,279,900

MINNESOTA - 1.6%
Minnesota Municipal Power Agency, Series A, Revenue Bond	5.000%	10/1/2018	A2	2,130,000	2,183,335
Minnesota State, Series D, G.O. Bond	5.000%	8/1/2024	Aa1	2,000,000	2,393,940

					4,577,275

MISSOURI - 1.4%
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	1/1/2025	Aa2	750,000	852,697
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	1/1/2027	Aa2	1,590,000	1,906,792
Missouri Housing Development Commission, Series A, Revenue Bond	1.600%	11/1/2019	AA2	260,000	260,653
Missouri State Health & Educational Facilities Authority, Revenue Bond	5.000%	1/1/2020	Aa2	725,000	774,133

					3,794,275

NEBRASKA - 2.7%
Lincoln Electric System, Revenue Bond	5.000%	9/1/2021	AA2	2,000,000	2,235,520
Nebraska Public Power District, Revenue Bond	5.000%	1/1/2019	A1	1,000,000	1,034,010
Nebraska Public Power District, Series A, Revenue Bond	5.000%	1/1/2019	A1	500,000	517,005

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEBRASKA (continued)
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	$1,000,000	$1,064,440
Omaha Public Power District, Series A, Revenue Bond	5.000%	2/1/2030	Aa2	1,000,000	1,200,430
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2019	Aa2	1,265,000	1,312,425

					7,363,830

NEW HAMPSHIRE - 1.0%
New Hampshire State Turnpike System, Series B, Revenue Bond	5.000%	2/1/2020	A1	2,575,000	2,742,813

NEW JERSEY - 1.1%
New Jersey Health Care Facilities Financing Authority, Kennedy Health System, Prerefunded Balance, Revenue Bond	2.000%	7/1/2018	A3	455,000	455,824
New Jersey State Turnpike Authority, Prerefunded Balance, Series H, Revenue Bond	5.000%	1/1/2020	WR3	355,000	367,148
New Jersey State Turnpike Authority, Series B, Revenue Bond	5.000%	1/1/2019	A2	1,625,000	1,681,095
New Jersey State Turnpike Authority, Unrefunded Balance, Series H, Revenue Bond	5.000%	1/1/2020	A2	560,000	578,374

					3,082,441

NEW MEXICO - 1.4%
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2022	Aa2	1,250,000	1,423,112
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	2,000,000	2,331,100

					3,754,212

NEW YORK - 12.4%
Metropolitan Transportation Authority, Green Bond, Series A-1, Revenue Bond	5.000%	11/15/2026	A1	1,500,000	1,820,595
Metropolitan Transportation Authority, Series D-1, Revenue Bond	5.000%	11/15/2024	A1	1,385,000	1,647,374
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2018	A1	725,000	746,692
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,315,000	1,394,623
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	1,000,000	1,041,700

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEW YORK (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Impt., Revenue Bond	5.000%	11/1/2026	Aa1	$1,000,000	$1,232,540
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Impt., Subseries F-3, Revenue Bond	3.000%	2/1/2037	Aa1	3,000,000	3,010,680
New York City, Public Impt., Series 1, G.O. Bond	5.000%	8/1/2025	Aa2	840,000	1,015,048
New York City, Public Impt., Series F-1, G.O. Bond	5.000%	6/1/2024	Aa2	2,880,000	3,416,458
New York City, Series 1, G.O. Bond	5.000%	8/1/2020	Aa2	1,000,000	1,083,400
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,330,080
New York City, Series A, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,330,080
New York State Dormitory Authority, School Impt., Series E, Revenue Bond, AGM	5.000%	10/1/2025	A2	860,000	1,000,851
New York State Dormitory Authority, Series 1, Revenue Bond	4.000%	7/1/2020	Aa3	420,000	443,705
New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2025	Aa1	2,000,000	2,403,460
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Prerefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	WR3	495,000	507,806
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Unrefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	AA2	1,640,000	1,684,411
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	1,000,000	1,024,280
New York State Urban Development Corp., Highway Impt., Series C, Revenue Bond	5.000%	3/15/2024	Aa1	765,000	887,216
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	4.000%	11/15/2018	Aa3	500,000	511,195
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2019	Aa3	725,000	757,408
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2020	Aa3	920,000	1,005,928
Triborough Bridge & Tunnel Authority, Subseries A, Revenue Bond	5.000%	11/15/2023	A1	2,805,000	3,269,957

					34,565,487

NORTH CAROLINA - 2.2%
Charlotte, Water & Sewer System, Revenue Bond	5.000%	12/1/2020	Aaa	1,400,000	1,534,008
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bond	5.000%	10/1/2020	AA2	580,000	628,094
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2020	A2	400,000	425,940

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NORTH CAROLINA (continued)
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2024	A2	$3,000,000	$3,519,000

					6,107,042

OHIO - 6.9%
American Municipal Power, Inc., Fremont Energy Center Project, Prerefunded Balance, Series B, Revenue Bond	5.000%	2/15/2023	A1	1,895,000	2,128,919
American Municipal Power, Inc., Prairie State Energy Campus Project, Unrefunded Balance, Revenue Bond	5.250%	2/15/2023	A1	25,000	25,113
Cincinnati Water System, Series B, Revenue Bond	5.000%	12/1/2026	Aaa	500,000	624,180
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2025	Aaa	1,000,000	1,229,990
Ohio State Turnpike Commission, Series A, Revenue Bond	5.250%	2/15/2027	Aa3	600,000	752,100
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	3,735,000	3,899,751
Ohio State, Public Impt., Series B, G.O. Bond	3.000%	9/1/2021	Aa1	2,000,000	2,091,160
Ohio State, School Impt., Prerefunded Balance, Series B, G.O. Bond	5.000%	6/15/2024	Aa1	4,200,000	4,779,978
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	1,175,000	1,210,673
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	1,010,000	1,072,691
Toledo Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	11/15/2022	Aa3	610,000	680,406
Toledo, Capital Impt., G.O. Bond	5.000%	12/1/2020	A2	610,000	658,971

					19,153,932

OKLAHOMA - 1.8%
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2020	Aa3	2,750,000	2,927,210
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2022	Aa3	2,000,000	2,187,600

					5,114,810

OREGON - 3.5%
Bend, Water Utility Impt., Revenue Bond	5.000%	12/1/2030	Aa2	1,435,000	1,735,848
Clackamas County Service District No. 1, Sewer Impt., Revenue Bond	2.000%	12/1/2029	AA2	1,000,000	912,510

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

OREGON (continued)
Medford Hospital Facilities Authority, Asante Health System, Revenue Bond, AGM	5.000%	8/15/2019	AA2	$440,000	$463,412
Oregon State Housing & Community Services Department, Series A, Revenue Bond	1.950%	7/1/2020	Aa2	230,000	231,511
Portland Sewer System, Series A, Revenue Bond	5.000%	8/1/2019	Aa3	1,285,000	1,352,578
Portland Sewer System, Series A, Revenue Bond	5.000%	6/15/2026	Aa2	2,480,000	3,057,939
Portland Sewer System, Series B, Revenue Bond	2.125%	6/15/2030	Aa3	1,000,000	929,490
Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa1	1,015,000	1,135,206

					9,818,494

PENNSYLVANIA - 4.5%
Allegheny County Hospital Development Authority,
University of Pittsburgh Medical Center, Revenue Bond	5.000%	8/15/2019	A1	640,000	672,896
Allegheny County Sanitary Authority, Revenue Bond, AGM	5.000%	12/1/2019	A1	1,500,000	1,590,330
Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bond	5.250%	12/1/2018	AA2	600,000	620,442
North Wales Water Authority, Series A, Revenue Bond	5.000%	11/1/2020	AA2	1,000,000	1,085,220
Pennsylvania Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	12/1/2023	A1	1,200,000	1,394,652
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2019	Aa3	1,050,000	1,107,656
Pennsylvania Turnpike Commission, Series B, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,061,390
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	WR3	20,000	20,383
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2018	A1	1,370,000	1,409,730
Philadelphia, Water & Wastewater, Swap Termination, Series A, Revenue Bond, AGM	5.000%	6/15/2019	A1	1,000,000	1,047,790
Pittsburgh Water & Sewer Authority, Prerefunded Balance, Series B, Revenue Bond, AGM	5.000%	9/1/2019	A2	1,000,000	1,055,490
University Area Joint Authority, Revenue Bond, AGM .	2.250%	11/1/2027	AA2	1,500,000	1,416,930

					12,482,909

SOUTH CAROLINA - 0.7%
Charleston, Waterworks & Sewer System, Prerefunded Balance, Revenue Bond	5.000%	1/1/2022	AAA	530,000	581,505

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

SOUTH CAROLINA (continued)
Greenwood Metropolitan District, Sewer Impt., Revenue Bond	5.000%	10/1/2026	Aa3	$500,000	$609,910
South Carolina State Public Service Authority, Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	1/1/2019	A1	85,000	87,823
South Carolina Transportation Infrastructure Bank, Series A, Revenue Bond	5.000%	10/1/2018	A1	685,000	702,461

					1,981,699

TENNESSEE - 3.4%
Knoxville Electric System Revenue, Electric Light & Power Impt., Series II, Revenue Bond	3.000%	7/1/2028	Aa2	1,090,000	1,131,573
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2023	Aa2	800,000	908,936
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2025	Aa2	705,000	799,047
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2020	Aa2	685,000	720,154
Knoxville Wastewater System, Sewer Impt., Series B, Revenue Bond	4.000%	4/1/2024	Aa2	400,000	435,284
Madison Suburban Utility District, Revenue Bond, AGM	5.000%	2/1/2019	A1	655,000	678,338
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	2,000,000	2,063,640
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	1,000,000	1,031,820
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	5.250%	1/1/2019	Aa2	1,505,000	1,560,504

					9,329,296

TEXAS - 6.4%
Austin Electric Utility, Revenue Bond	5.000%	11/15/2020	Aa3	1,600,000	1,747,088
Austin Electric Utility, Series A, Revenue Bond	5.000%	11/15/2022	Aa3	500,000	572,965
Austin Water & Wastewater System, Revenue Bond	5.000%	11/15/2026	Aa2	1,500,000	1,852,950
Fort Worth Water & Sewer System, Revenue Bond	5.000%	2/15/2020	Aa1	550,000	588,516
Harris County Cultural Education Facilities Finance Corp., Revenue Bond	4.000%	12/1/2019	A1	500,000	520,090
Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond	5.000%	8/15/2023	Aa2	600,000	700,026
Houston Combined Utility System, Multi Utility Impt., Series D, Revenue Bond	5.000%	11/15/2025	Aa2	1,265,000	1,509,120
Houston Combined Utility System, Series S, Revenue Bond[4]	2.370%	5/15/2034	AA2	1,000,000	1,006,120

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)
Metropolitan Transit Authority of Harris County, Transit Impt., Prerefunded Balance, Revenue Bond	5.000%	11/1/2019	Aa2	$845,000	$896,215
North Texas Municipal Water District, Sewer Impt., Revenue Bond	3.500%	6/1/2035	Aa2	1,000,000	1,023,620
North Texas Municipal Water District, Water Utility Impt., Revenue Bond	5.000%	9/1/2023	Aa2	2,535,000	2,965,215
North Texas Tollway Authority, Series A, Revenue Bond	5.000%	1/1/2026	A1	500,000	583,110
San Antonio Water System, Junior Lien, Series A, Revenue Bond	5.000%	5/15/2026	Aa2	500,000	612,430
Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bond	5.000%	8/1/2024	AAA[2]	2,200,000	2,573,252
Trinity River Authority LLC, Tarrant County Water Project, Revenue Bond	5.000%	2/1/2019	AA2	500,000	518,690

					17,669,407

UTAH - 0.6%
Central Utah Water Conservancy District, Series B, Revenue Bond	5.000%	10/1/2025	AA2	500,000	607,910
Provo Energy System Revenue, Series A, Revenue Bond, BAM	5.000%	2/1/2026	AA2	975,000	1,155,112

					1,763,022

VIRGINIA - 0.6%
Norfolk Economic Development Authority, Sentara Healthcare, Series B, Revenue Bond	4.000%	11/1/2018	Aa2	400,000	408,156
Virginia Resources Authority, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2019	Aaa	1,290,000	1,366,278

					1,774,434

WASHINGTON - 8.7%
Benton County Public Utility District No. 1, Revenue Bond	5.000%	11/1/2018	Aa3	400,000	411,600
Everett Water & Sewer, Revenue Bond	5.000%	12/1/2020	AA2	1,330,000	1,456,510
Everett, G.O. Bond[4]	1.870%	12/1/2034	AA2	885,000	886,735
King County Sewer Revenue, Series B, Revenue Bond	5.000%	1/1/2020	Aa1	750,000	799,702
Seattle Municipal Light & Power, Series A, Revenue Bond	5.000%	6/1/2019	Aa2	1,675,000	1,755,333
Seattle Water System Revenue, Revenue Bond	5.000%	5/1/2026	Aa1	4,000,000	4,835,280

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

WASHINGTON (continued)
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	5.000%	9/1/2021	Aa1	$2,000,000	$2,233,260
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	4.000%	4/1/2034	Aa1	2,435,000	2,665,594
Tacoma, Sewer Impt., Revenue Bond	5.000%	12/1/2018	Aa2	1,060,000	1,094,026
Tacoma, Sewer Impt., Revenue Bond	4.000%	12/1/2019	Aa2	1,095,000	1,144,472
Tacoma, Water Revenue, Series A, Revenue Bond	4.000%	12/1/2018	Aa2	1,000,000	1,023,080
Washington Health Care Facilities Authority, Providence Health & Services, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	475,000	487,716
Washington State, Series 2011-A, G.O. Bond	5.000%	1/1/2020	Aa1	2,000,000	2,133,780
Washington State, Series B, G.O. Bond	5.000%	2/1/2027	Aa1	2,675,000	3,211,899

					24,138,987

WISCONSIN - 2.9%

Milwaukee Sewerage System, Sewer Impt., Series S1, Revenue Bond	5.000%	6/1/2021	Aa2	470,000	521,183
Milwaukee Sewerage System, Sewer Impt., Series S7, Revenue Bond	3.000%	6/1/2031	AA2	1,000,000	1,001,460
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit, Series A, Revenue Bond ..	5.000%	11/15/2018	Aa2	600,000	617,424
Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc., Revenue Bond	3.000%	8/15/2019	A1	510,000	520,032
Wisconsin State, Series 2, G.O. Bond	5.000%	11/1/2026	Aa1	2,580,000	3,196,362
WPPI Energy, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,155,420

					8,011,881

TOTAL MUNICIPAL BONDS
(Identified Cost $271,167,008)					272,267,064

SHORT-TERM INVESTMENT - 1.6%
Dreyfus Government Cash Management (Identified Cost $4,370,208)	1.19%[5]			4,370,208	4,370,208

TOTAL INVESTMENTS - 99.4%
(Identified Cost $275,537,216)					276,637,272
OTHER ASSETS, LESS LIABILITIES - 0.6%					1,691,862

NET ASSETS - 100%					$278,329,134

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2017

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2017, there is no rating available (unaudited).

4Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2017.

5Rate shown is the current yield as of December 31, 2017.

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $275,537,216) (Note 2)	$276,637,272
Interest receivable	3,367,764
Receivable for fund shares sold	520,928
Prepaid expenses	11,192

TOTAL ASSETS	280,537,156

LIABILITIES:

Accrued management fees (Note 3)	119,137
Accrued fund accounting and administration fees (Note 3)	31,647
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued Directors fees (Note 3)	500
Payable for fund shares repurchased	2,041,688
Other payables and accrued expenses	14,471

TOTAL LIABILITIES	2,208,022

TOTAL NET ASSETS	$278,329,134

NET ASSETS CONSIST OF:

Capital stock	$253,433
Additional paid-in-capital	277,454,959
Undistributed net investment income	247,895
Accumulated net realized loss on investments	(727,209)
Net unrealized appreciation on investments	1,100,056

TOTAL NET ASSETS	$278,329,134

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($278,329,134/25,343,319 shares)	$10.98

The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$5,278,252
Dividends	29,274

Total Investment Income	5,307,526

EXPENSES:

Management fees (Note 3)	1,474,080
Fund accounting and administration fees (Note 3)	98,020
Directors’ fees (Note 3)	19,983
Transfer agent fees (Note 3)	4,710
Chief Compliance Officer service fees (Note 3)	3,861
Custodian fees	13,094
Miscellaneous	89,444

Total Expenses	1,703,192

NET INVESTMENT INCOME	3,604,334

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	3,887
Net change in unrealized appreciation on investments	3,658,653

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,662,540

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,266,874

The accompanying notes are an integral part of the financial statements.

20

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,604,334	$3,488,555
Net realized gain on investments	3,887	141,722
Net change in unrealized appreciation (depreciation) on investments	3,658,653	(6,304,198)

Net increase (decrease) from operations	7,266,874	(2,673,921)

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(3,610,853)	(3,710,962)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(41,712,775)	(35,812,746)

Net decrease in net assets	(38,056,754)	(42,197,629)

NET ASSETS:

Beginning of year	316,385,888	358,583,517

End of year (including undistributed net investment income of $247,895 and $254,414, respectively)	$278,329,134	$316,385,888

The accompanying notes are an integral part of the financial statements.

21

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.86	$11.07	$11.00	$10.91	$11.39

Income (loss) from investment operations:
Net investment income[1]	0.13	0.11	0.09	0.08	0.14
Net realized and unrealized gain (loss) on investments	0.13	(0.20)	0.08	0.09	(0.29)

Total from investment operations	0.26	(0.09)	0.17	0.17	(0.15)

Less distributions to shareholders:
From net investment income	(0.14)	(0.12)	(0.10)	(0.08)	(0.13)
From net realized gain on investments	—	—	—	—	(0.20)

Total distributions to shareholders	(0.14)	(0.12)	(0.10)	(0.08)	(0.33)

Net asset value - End of year	$10.98	$10.86	$11.07	$11.00	$10.91

Net assets - End of year (000’s omitted)	$278,329	$316,386	$358,584	$376,271	$335,679

Total return[2]	2.37%	(0.83%)	1.51%	1.51%	(1.28%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.58%	0.57%	0.57%	0.56%	0.57%
Net investment income	1.22%	1.01%	0.80%	0.75%	1.21%
Portfolio turnover	4%	16%	33%	25%	58%
1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

22

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$272,267,064	$—	$272,267,064	$—
Mutual fund	4,370,208	4,370,208	—	—

Total assets	$276,637,272	$4,370,208	$272,267,064	$—

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December

24

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2017. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”)

25

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $10,774,226 and $43,946,935, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Diversified Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,939,836	$32,436,887	3,651,508	$40,788,058
Reinvested	288,983	3,186,628	304,427	3,358,990
Repurchased	(7,018,912)	(77,336,290)	(7,222,411)	(79,959,794)

Total	(3,790,093)	$(41,712,775)	(3,266,476)	$(35,812,746)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2017.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

26

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$25,186	$11,262
Tax exempt income	$3,585,667	$3,699,700

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$275,529,217
Unrealized appreciation	2,311,591
Unrealized depreciation	(1,203,536)

Net unrealized appreciation	$1,108,055

Undistributed tax exempt income	$239,896
Capital loss carryforwards	$(727,209)

The capital loss carryover utilized in the current year was $3,887.

As of December 31, 2017, the Series had net short-term capital loss carryforwards of $270,182 and net long-term capital loss carryforwards of $457,027, which may be carried forward indefinitely.

27

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

28

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $3,585,667 as tax exempt dividends for the year ended December 31, 2017. It is the intention of the Series to designate the maximum allowable under tax law.

29

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non-U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

30

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

31

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.

Holds the following title for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc.
Past 5 Years:	(speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

32

Diversified Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)
Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

33

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc. Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/17-AR

Manning & Napier Fund, Inc.

Annual Report | December 31, 2017

www.manning-napier.com

NEW YORK TAX EXEMPT SERIES

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

The ICE Bank of America Merrill Lynch 1-12 Year Municipal Bond Index experienced a positive return of 3.20% for 2017. Over the same time period, the New York Tax Exempt Series returned 2.27%.

In 2017, the Series’ underperformance was primarily attributable to yield curve positioning. Specifically, the Series held a higher percentage of securities in the short-term range and a lower percentage of securities in both the intermediate- and long-term range, compared to the benchmark. As rates rose at the shorter end of the curve and decreased along the longer end, the Series underperformed.

The Series maintains a significant position in revenue bonds, which contributed positively to returns. Revenue bonds are relatively insulated from issues negatively impacting general obligations (particularly state level obligations), have demonstrated stable credit fundamentals, and offer attractive market valuations. Within revenue bonds, we maintain a focus on higher quality/essential service bonds. Within general obligations, we are focused on local general obligations as opposed to state general obligations.

While the passage of tax reform legislation in 2017 brought several changes that will have some impact on the municipal bond market going forward, the principal concern regarding the elimination of tax exemption has abated. That said, Manning & Napier will continue to monitor the current landscape and look for attractive opportunities to help investors meet their long-term financial needs.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2017.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

New York Tax Exempt Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[3]	2.27%	0.50%	2.38%	3.62%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index[4]	3.20%	1.93%	3.52%	4.48%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2017 to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.60%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.60% for the year ended December 31, 2017.

4The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index is a subset of the ICE BofAML U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17
Actual	$1,000.00	$998.20	$3.02
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.18	$3.06

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2017

(unaudited)

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 97.4%
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2018	AA2	$1,295,000	$1,336,570
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2019	AA2	1,125,000	1,196,910
Amherst, Public Impt., G.O. Bond	5.000%	9/15/2018	Aa2	365,000	374,063
Amherst, Public Impt., G.O. Bond	2.125%	11/1/2025	Aa2	675,000	685,989
Arlington Central School District, G.O. Bond	4.000%	12/15/2020	Aa2	400,000	426,476
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	325,413
Auburn City School District, G.O. Bond, BAM	2.000%	6/15/2018	AA2	225,000	225,551
Babylon, Various Purposes, Public Impt., Series B, G.O. Bond	2.250%	12/1/2026	Aaa	705,000	716,280
Beacon, Public Impt., Series A, G.O. Bond	3.000%	10/1/2018	Aa2	675,000	682,864
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa2	500,000	506,785
Briarcliff Manor, Public Impt., Series A, G.O. Bond	3.000%	2/1/2020	Aa2	265,000	272,881
Brookhaven, Public Impt., Series A, G.O. Bond	3.000%	2/1/2019	Aa2	1,385,000	1,407,866
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	4.000%	7/1/2022	A2	300,000	324,726
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	7/1/2023	A2	300,000	346,104
Canandaigua City School District, G.O. Bond	2.125%	6/15/2026	Aa3	540,000	545,022
Cattaraugus County, Highway Impt., G.O. Bond	2.000%	4/15/2019	Aa3	405,000	407,458
Chappaqua Central School District, School Impt., G.O. Bond	2.250%	6/15/2025	Aaa	675,000	693,232
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	A2	500,000	498,430
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	269,843
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	531,965
Clarkstown, G.O. Bond	4.000%	5/15/2019	AA2	375,000	387,630
Cortland County, Public Impt., G.O. Bond, BAM	2.750%	9/1/2019	AA2	305,000	310,926
Dutchess County, G.O. Bond	2.125%	12/15/2023	AA2	850,000	869,516
East Irondequoit Central School District, G.O. Bond	3.000%	6/15/2018	Aa2	310,000	312,328
East Islip Union Free School District, G.O. Bond	5.000%	6/15/2018	AA2	305,000	310,017
Erie County Fiscal Stability Authority, Public Impt., Series A, Revenue Bond	4.000%	3/15/2019	Aa1	600,000	617,982
Erie County Fiscal Stability Authority, Series A, Revenue Bond	4.125%	5/15/2018	Aa1	450,000	454,527
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	536,305
Fairport Central School District, School Impt., G.O. Bond	2.000%	6/15/2018	AA2	305,000	305,927
Gananda Central School District, G.O. Bond	3.000%	6/15/2019	AA2	250,000	255,140
Gates Chili Central School District, School Impt., G.O. Bond	2.000%	6/15/2019	Aa3	215,000	216,567
Greece Central School District, G.O. Bond, BAM	2.500%	6/15/2023	Aa3	620,000	642,103
Hyde Park Central School District, G.O. Bond	2.000%	6/15/2018	AA2	355,000	356,030

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	$500,000	$504,665
Islip Union Free School District, School Impt., G.O. Bond	2.250%	3/1/2019	Aa3	475,000	479,465
Jamestown City School District, G.O. Bond	3.000%	4/1/2019	Aa3	200,000	203,310
Kings Park Central School District, G.O. Bond	2.000%	8/1/2020	Aa2	500,000	505,030
Kings Park Central School District, School Impt., Series B, G.O. Bond	2.000%	7/15/2025	Aa2	800,000	810,096
Lockport City School District, G.O. Bond, AGM	2.000%	8/1/2019	Aa3	450,000	453,425
Longwood Central School District, Suffolk County, School Impt., G.O. Bond	2.250%	6/15/2018	AA2	590,000	592,478
Mamaroneck, Various Purposes, Public Impt., G.O. Bond	2.000%	7/15/2020	Aaa	335,000	339,482
Metropolitan Transportation Authority, Climate Bond Certified Green Bond, Series B-2, Revenue Bond	5.000%	11/15/2025	AA2	1,350,000	1,646,717
Metropolitan Transportation Authority, Series A-1, Revenue Bond	2.500%	11/15/2025	A1	2,000,000	2,047,460
Metropolitan Transportation Authority, Series A-2, Revenue Bond	5.000%	11/15/2025	A1	750,000	905,730
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,000,000	1,060,550
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2022	A1	250,000	286,232
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2025	A1	505,000	581,240
Metropolitan Transportation Authority, Subseries B-1, Revenue Bond	5.000%	11/15/2024	AA2	1,885,000	2,211,350
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series C, Revenue Bond	6.500%	11/15/2028	WR3	700,000	730,009
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series C, Revenue Bond	6.500%	11/15/2028	WR3	90,000	93,858
Metropolitan Transportation Authority, Transit Impt., Series A, Revenue Bond, NATL	5.250%	11/15/2018	Aa2	200,000	206,412
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2018	A1	650,000	669,448
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2019	A1	500,000	530,275
Metropolitan Transportation Authority, Transit Impt., Subseries B-2, Revenue Bond	5.000%	11/15/2021	A1	1,000,000	1,118,590
Metropolitan Transportation Authority, Transit Impt., Unrefunded Balance, Series B, Revenue Bond	6.500%	11/15/2028	A1	210,000	219,320
Middle Country Central School District At Centereach, School Impt., G.O. Bond	2.000%	8/15/2026	Aa2	1,005,000	996,327
Monroe County Water Authority, Water Utility Impt., Revenue Bond	5.000%	8/1/2019	Aa2	455,000	479,370
Monroe County, Public Impt., G.O. Bond, BAM	5.000%	6/1/2018	AA2	500,000	506,930

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Naples Central School District, G.O. Bond, BAM	2.500%	6/15/2020	AA2	$710,000	$725,634
Nassau County Sewer & Storm Water Finance Authority, Multi Utility Impt., Prerefunded Balance, Series A, Revenue Bond, BHAC	5.000%	11/1/2018	WR3	350,000	360,034
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	500,000	513,085
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2022	Aa3	500,000	576,125
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	2,425,000	2,526,122
New York City Transitional Finance Authority Building Aid Revenue, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2026	Aa2	1,250,000	1,519,762
New York City Transitional Finance Authority, Building Aid, Public Impt., Prerefunded Balance, Series S-1, Revenue Bond	5.000%	7/15/2019	Aa2	1,000,000	1,052,070
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2018	Aa2	1,000,000	1,018,840
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-2, Revenue Bond	5.000%	7/15/2023	Aa2	2,000,000	2,329,880
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series A-1, Revenue Bond	3.250%	8/1/2035	Aa1	1,000,000	1,010,720
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series E-1, Revenue Bond	5.000%	2/1/2026	Aa1	475,000	569,644
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries B1, Revenue Bond	5.000%	11/1/2023	Aa1	2,000,000	2,346,480
New York City Transitional Finance Authority, Future Tax Secured, Series B, Revenue Bond	5.000%	11/1/2024	Aa1	3,000,000	3,459,930
New York City Transitional Finance Authority, Future Tax Secured, Series C, Revenue Bond	5.000%	11/1/2025	Aa1	750,000	909,465
New York City Water & Sewer System, Prerefunded Balance, Revenue Bond	5.000%	6/15/2021	WR3	315,000	320,065
New York City Water & Sewer System, Series A, Revenue Bond	3.000%	6/15/2036	Aa1	1,250,000	1,256,500
New York City Water & Sewer System, Series AA, Prerefunded Balance, Revenue Bond	5.000%	6/15/2020	Aa1	950,000	965,276
New York City Water & Sewer System, Series BB, Revenue Bond	5.000%	6/15/2020	Aa1	500,000	524,560
New York City Water & Sewer System, Series GG, Revenue Bond	4.000%	6/15/2020	Aa1	700,000	740,026
New York City Water & Sewer System, Series HH, Revenue Bond	5.000%	6/15/2025	Aa1	3,000,000	3,650,160
New York City Water & Sewer System, Unrefunded Balance, Revenue Bond	5.000%	6/15/2021	Aa1	1,590,000	1,615,058

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York City Water & Sewer System, Water Utility Impt., Prerefunded Balance, Series EE, Revenue Bond	5.000%	6/15/2018	Aa1	$175,000	$177,814
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,700,000	3,145,608
New York City, Series C, G.O. Bond	5.000%	8/1/2024	Aa2	4,865,000	5,790,031
New York Local Government Assistance Corp., Subseries A-5/6, Revenue Bond	5.500%	4/1/2019	Aa1	445,000	466,738
The New York Power Authority, Series A, Revenue Bond	4.000%	11/15/2018	Aa1	220,000	224,908
New York State Dormitory Authority, Consolidated Service Contract, Revenue Bond	5.000%	7/1/2019	Aa2	750,000	788,190
New York State Dormitory Authority, Income Tax Revenue, Series A, Revenue Bond	5.000%	3/15/2025	Aa1	500,000	601,590
New York State Dormitory Authority, Income Tax Revenue, Series B, Revenue Bond, AMBAC	5.500%	3/15/2026	Aa1	1,200,000	1,512,012
New York State Dormitory Authority, Income Tax Revenue, Series E, Revenue Bond	3.500%	3/15/2037	Aa1	850,000	880,184
New York State Dormitory Authority, Rochester Institute of Technology, University & College Impt., Prerefunded Balance, Series A, Revenue Bond	5.750%	7/1/2025	A1	500,000	510,530
New York State Dormitory Authority, School Impt., Series E, Revenue Bond, AGM	5.000%	10/1/2025	A2	1,000,000	1,163,780
New York State Dormitory Authority, Series A, Revenue Bond	5.000%	3/15/2025	Aa1	500,000	603,830
New York State Dormitory Authority, Series A, Revenue Bond	3.000%	10/1/2026	A2	1,000,000	1,062,480
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.000%	10/1/2018	AA2	250,000	254,718
New York State Dormitory Authority, Series B, Revenue Bond, AGM	5.000%	4/1/2019	AA2	1,265,000	1,318,560
New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2024	Aa1	4,000,000	4,717,840
New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2027	Aa1	300,000	368,241
New York State Dormitory Authority, Series F, Revenue Bond, AGM	5.000%	10/1/2018	A2	500,000	513,120
New York State Dormitory Authority, University & College Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	7/1/2020	Aa2	225,000	236,252
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2025	Aaa	1,000,000	1,111,180
New York State Environmental Facilities Corp., Subseries A, Revenue Bond	5.000%	6/15/2020	Aaa	1,250,000	1,352,325
New York State Environmental Facilities Corp., Water Utility Impt., Revenue Bond	5.000%	6/15/2031	Aaa	1,000,000	1,207,970

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Environmental Facilities Corp., Water Utility Impt., Series A, Revenue Bond	5.000%	6/15/2035	Aaa	$1,000,000	$1,194,400
New York State Thruway Authority Highway & Bridge Trust Fund, Prerefunded Balance, Series B, Revenue Bond	5.000%	4/1/2018	AA2	225,000	226,946
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Prerefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	WR3	100,000	102,587
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Unrefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	AA2	250,000	256,770
New York State Thruway Authority, Highway Impt., Revenue Bond	5.000%	4/1/2018	AA2	2,025,000	2,043,124
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2020	Aa1	550,000	589,880
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	525,000	537,747
New York State Urban Development Corp., Public Impt., Series A, Revenue Bond	5.000%	3/15/2023	Aa1	1,285,000	1,416,494
New York State Urban Development Corp., Public Impt., Series A, Revenue Bond	5.000%	3/15/2025	Aa1	1,170,000	1,384,917
New York State Urban Development Corp., Public Impt., Series A-2, Revenue Bond, NATL	5.500%	3/15/2024	Aa1	1,250,000	1,513,612
New York State Urban Development Corp., Series A, Revenue Bond	5.000%	3/15/2026	Aa1	1,050,000	1,283,552
New York State Urban Development Corp., Series A, Revenue Bond	5.000%	3/15/2027	Aa1	2,000,000	2,443,180
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2018	Aa1	1,440,000	1,448,611
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2021	Aa1	1,000,000	1,105,360
New York State, Water Utility Impt., Series E, G.O. Bond	5.000%	12/15/2019	Aa1	565,000	602,861
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	503,865
Niskayuna Central School District, G.O. Bond	3.000%	4/15/2018	AA2	360,000	361,728
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	423,944
Oneida County, Public Impt., G.O. Bond, AGM	2.500%	5/15/2019	A1	500,000	505,785
Oneida County, Public Impt., G.O. Bond, AGM	3.000%	5/1/2020	A1	400,000	406,160
Onondaga County Water Authority, Water Utility Impt., Series A, Revenue Bond, BAM	3.000%	9/15/2018	Aa3	200,000	202,148
Onondaga County, Public Impt., G.O. Bond	5.000%	5/1/2020	Aa2	250,000	269,700
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2022	Aa2	1,000,000	1,139,650
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2023	Aa2	1,000,000	1,168,560
Onondaga County, Public Impt., G.O. Bond	2.125%	6/15/2030	Aa2	715,000	678,649
Orange County, Public Impt., Series A, G.O. Bond	2.000%	6/15/2026	Aa3	600,000	594,456

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Orange County, Various Purposes Impt., Series A, G.O. Bond, AGM	5.000%	3/1/2023	Aa3	$520,000	$604,157
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	379,740
Pittsford, Public Impt., G.O. Bond	2.000%	11/1/2025	Aaa	580,000	584,617
Pittsford, Public Impt., G.O. Bond	2.000%	11/1/2026	Aaa	595,000	597,576
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 189, Revenue Bond	5.000%	5/1/2024	Aa3	800,000	949,808
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2018	Aa3	400,000	412,840
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2024	Aa3	765,000	901,675
Port Authority of New York & New Jersey, Consolidated Series 184, Revenue Bond	5.000%	9/1/2025	Aa3	2,500,000	2,993,075
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2019	Aa3	200,000	206,868
Putnam County, Parking Facility Impt., G.O. Bond	2.000%	11/15/2018	Aa2	300,000	301,467
Rensselaer County, Nursing Homes, Public Impt., G.O. Bond	2.000%	7/15/2020	AA2	930,000	935,329
Rochester, School Impt., Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	108,634
Rochester, School Impt., Series II, G.O. Bond	5.000%	2/1/2019	Aa3	1,625,000	1,685,921
Roslyn Union Free School District, G.O. Bond	5.000%	10/15/2020	Aa1	215,000	235,866
Shenendehowa Central School District, G.O. Bond	4.000%	7/15/2020	AA2	475,000	504,773
South Glens Falls Central School District, School Impt., Unrefunded Balance, G.O. Bond, NATL	5.375%	6/15/2018	A1	95,000	96,691
South Jefferson Central School District, G.O. Bond, BAM	2.000%	6/15/2019	AA2	710,000	714,154
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	5.000%	6/1/2021	AAA[2]	1,225,000	1,357,974
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	4.000%	6/1/2022	WR3	25,000	27,137
Suffolk County Water Authority, Unrefunded Balance, Revenue Bond	4.000%	6/1/2022	AAA[2]	175,000	190,027
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	6/1/2018	AAA[2]	2,000,000	2,029,800
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	6/1/2019	AAA[2]	775,000	812,278
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	6/1/2018	AAA[2]	200,000	202,980
Suffolk County, Series B, G.O. Bond, AGM	5.000%	10/1/2019	AA2	1,000,000	1,053,620
Sullivan County, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	1,015,000	1,021,628
Sullivan County, Public Impt., G.O. Bond	3.000%	11/15/2023	AA2	500,000	527,825
Syracuse, Public Impt., Series A, G.O. Bond, AGM	4.000%	6/1/2018	A1	545,000	550,510
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2018	AA2	365,000	365,861
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	355,000	357,169

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Triborough Bridge & Tunnel Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	11/15/2020	Aa3	$530,000	$537,060
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2018	Aa3	890,000	917,572
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2019	Aa3	1,075,000	1,142,757
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2023	Aa3	350,000	411,870
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Series C, Revenue Bond	5.000%	11/15/2021	WR3	305,000	314,421
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Subseries D, Revenue Bond	5.000%	11/15/2022	WR3	310,000	319,303
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond	5.000%	11/15/2024	Aa3	650,000	780,520
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2018	Aa3	250,000	255,598
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2019	Aa3	820,000	871,685
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,150,460
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2024	Aa3	1,000,000	1,148,450
Triborough Bridge & Tunnel Authority, Series C, Revenue Bond	5.000%	11/15/2018	Aa3	500,000	515,490
Ulster County, Public Impt., G.O. Bond	4.000%	11/15/2019	AA2	510,000	532,608
Ulster County, Public Impt., G.O. Bond	2.000%	11/15/2025	AA2	745,000	748,241
Ulster County, Public Impt., Series B, G.O. Bond	2.000%	11/15/2020	AA2	685,000	691,871
Union Endicott Central School District, G.O. Bond, BAM	2.125%	6/15/2019	AA2	580,000	584,431
Vestal Central School District, G.O. Bond	2.000%	6/15/2025	Aa2	685,000	689,261
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	554,345
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	529,290
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	307,756
Webster Central School District, G.O. Bond	4.000%	10/1/2018	AA2	375,000	382,331
West Babylon Union Free School District, School Impt., G.O. Bond	4.000%	8/1/2028	Aa2	1,075,000	1,230,348
Wilson Central School District, G.O. Bond	3.000%	6/15/2018	Aa3	420,000	423,095
Yonkers, Public Impt., Series C, G.O. Bond, AGM	4.000%	8/15/2020	A2	350,000	370,234

TOTAL MUNICIPAL BONDS (Identified Cost $148,761,569)					150,048,215

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Investment Portfolio - December 31, 2017

	COUPON RATE	SHARES	VALUE (NOTE 2)
SHORT-TERM INVESTMENT - 1.9%

Dreyfus Government Cash Management (Identified Cost $2,919,760)	1.19%[4]	2,919,760	$2,919,760

TOTAL INVESTMENTS - 99.3% (Identified Cost $151,681,329)			152,967,975
OTHER ASSETS, LESS LIABILITIES - 0.7%			1,049,788

NET ASSETS - 100%			$154,017,763

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

BHAC (Berkshire Hathaway Assurance Corp.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2017, there is no rating available (unaudited).

4Rate shown is the current yield as of December 31, 2017.

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $151,681,329) (Note 2)	$152,967,975
Interest receivable	1,330,657
Receivable for fund shares sold	15,412
Prepaid expenses	4,023

TOTAL ASSETS	154,318,067

LIABILITIES:

Accrued management fees (Note 3)	65,606
Accrued fund accounting and administration fees (Note 3)	25,913
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued directors’ fees (Note 3)	253
Payable for fund shares repurchased	196,014
Other payables and accrued expenses	11,939

TOTAL LIABILITIES	300,304

TOTAL NET ASSETS	$154,017,763

NET ASSETS CONSIST OF:

Capital stock	$147,641
Additional paid-in-capital	152,386,318
Undistributed net investment income	200,717
Accumulated net realized loss on investments	(3,559)
Net unrealized appreciation on investments	1,286,646

TOTAL NET ASSETS	$154,017,763

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($154,017,763/14,764,120 shares)	$10.43

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$2,742,217
Dividends	18,269

Total Investment Income	2,760,486

EXPENSES:

Management fees (Note 3)	800,485
Fund accounting and administration fees (Note 3)	79,173
Directors’ fees (Note 3)	10,636
Chief Compliance Officer service fees (Note 3)	3,840
Transfer agent fees (Note 3)	2,843
Custodian fees	11,599
Miscellaneous	58,646

Total Expenses	967,222

NET INVESTMENT INCOME	1,793,264

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(1,393)
Net change in unrealized appreciation (depreciation) on investments	1,803,574

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,802,181

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,595,445

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,793,264	$1,566,554
Net realized gain (loss) on investments	(1,393)	80,455
Net change in unrealized appreciation (depreciation) on investments	1,803,574	(2,691,963)

Net increase (decrease) from operations	3,595,445	(1,044,954)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,694,530)	(1,648,760)
From net realized gain on investments	(28,818)	(57,361)

Total distributions to shareholders	(1,723,348)	(1,706,121)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(9,145,845)	(10,560,519)

Net decrease in net assets	(7,273,748)	(13,311,594)

NET ASSETS:

Beginning of year	161,291,511	174,603,105

End of year (including undistributed net investment income of $200,717 and $101,998, respectively)	$154,017,763	$161,291,511

The accompanying notes are an integral part of the financial statements.

16

New York Tax Exempt Series

Financial Highlights

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.31	$10.50	$10.42	$10.40	$10.78

Income (loss) from investment operations:
Net investment income[1]	0.12	0.10	0.08	0.07	0.17
Net realized and unrealized gain (loss) on investments	0.11	(0.18)	0.08	0.07	(0.36)

Total from investment operations	0.23	(0.08)	0.16	0.14	(0.19)

Less distributions to shareholders:
From net investment income	(0.11)	(0.11)	(0.08)	(0.07)	(0.16)
From net realized gain on investments	— [2]	— [2]	—	(0.05)	(0.03)

Total distributions to shareholders	(0.11)	(0.11)	(0.08)	(0.12)	(0.19)

Net asset value - End of year	$10.43	$10.31	$10.50	$10.42	$10.40

Net assets - End of year (000’s omitted)	$154,018	$161,292	$174,603	$180,729	$163,836

Total return[3]	2.27%	(0.79%)	1.54%	1.28%	(1.72%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.60%	0.60%	0.60%	0.58%	0.60%
Net investment income	1.12%	0.93%	0.74%	0.68%	1.57%
Portfolio turnover	9%	19%	35%	43%	33%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

17

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$150,048,215	$—	$150,048,215	$—
Mutual fund	2,919,760	2,919,760	—	—

Total assets	$152,967,975	$2,919,760	$150,048,215	$—

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2017. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”)

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $13,820,754 and $17,681,857, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	919,957	$9,622,095	1,358,590	$14,312,915
Reinvested	153,519	1,608,482	152,544	1,595,775
Repurchased	(1,947,055)	(20,376,422)	(2,507,504)	(26,469,209)

Total	(873,579)	$(9,145,845)	(996,370)	$(10,560,519)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2017.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

21

New York Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, $15 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$15,464	$4,245
Tax exempt income	$1,679,081	$1,644,515
Long-term capital gains	$28,803	$57,361

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$151,663,930
Unrealized appreciation	1,660,716
Unrealized depreciation	(356,671)

Net unrealized appreciation	$1,304,045

Undistributed tax exempt income	$183,318
Qualified late-year losses[1]	$3,559

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2018.

22

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of New York Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,679,081 as tax exempt dividends for the year ended December 31, 2017. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $2,274 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2017.

24

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non- U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

25

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.

Holds the following title for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) (2007-present);
Amherst Early Music, Inc. (non-profit)(2009-present);
Gotham Early Music Scene, Inc. (non-profit)(2009-present);
Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present);
Culinary Institute of America (non-profit college)(1985-present);
George Eastman House (museum)(1988-present);
National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/17-AR

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of U.S. dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

The Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% for 2017. The Class S shares of the Core Bond Series returned 2.91%.

In 2017, the Series’ overweight relative to the benchmark to corporate and securitized credit (in a period when spreads tightened), as well as security selection, contributed positively to performance. Alternatively, yield curve positioning detracted from relative performance for the year as the yield curve flattened (i.e., rates rose the most at the shorter end of the curve).

We continue to believe a modest duration remains in investors’ best interest. Specifically, over the intermediate-term, we expect that there will be continued pressure for interest rates to gradually move higher. We think the Fed will remain opportunistic, looking to hike the federal funds target rate when economic conditions allow, while also remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet. That said, we may look to increase the Series’ duration through the addition of longer maturity Treasuries if interest rates move to more attractive levels.

Our largest overweights relative to the benchmark have been in corporate bonds and securitized credit. We continue to view corporate bonds as moderately attractive as they continue to adequately compensate investors on a fundamental basis; however, we are aware that spreads are toward the lower end of historical levels, and we may look to pare back exposure in the future. Additionally, we view securitized credit as attractive, particularly the shorter duration, higher quality consumer sectors (i.e., prime auto loans, credit cards, and student loans).

The Series’ largest underweights relative to the benchmark are to U.S. Treasuries and mortgage-backed securities. With respect to U.S. Treasuries, we believe valuations remain somewhat above fair value given underlying economic conditions and the shift in monetary policy globally. However, we feel that there have been more attractive opportunities elsewhere (e.g., credit). For mortgage-backed securities, we view valuations as relatively unattractive as spreads and compensation for interest rate volatility are at low levels. Additionally, we believe the normalization of the Fed’s balance sheet is likely to contribute to modestly wider spreads for mortgage-backed securities over time.

Identifying opportunities in the fixed income sector during 2018 will remain challenging, but we will continue to take advantage of volatility if it arises. We believe navigating fixed income markets requires a flexible, selective approach to help investors achieve their investment goals. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term objectives.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353. Performance for the Core Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2017.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Core Bond Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Bond Series - Class S3	2.91%	1.73%	4.55%	4.45%
Manning & Napier Fund, Inc. - Core Bond Series - Class I3,4	3.10%	1.86%	4.61%	4.50%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	3.54%	2.10%	4.01%	4.20%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series - Class S for the ten years ended December 31, 2017 to the Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from April 21, 2005, the Series’ inception date. The Bloomberg Barclays U.S. Aggregate Bond Index performance numbers are calculated from April 30, 2005.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.70% for Class S and 0.45% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.77% for Class S and 0.52% for Class I for the year ended December 31, 2017.

4For periods prior to the inception of Class I on August 3, 2015, the performance figures are hypothetical and reflect the performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,008.30	$3.54	0.70%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class I
Actual	$1,000.00	$1,009.50	$2.28	0.45%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Core Bond Series

Portfolio Composition as of December 31, 2017

(unaudited)

5

Core Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 36.0%

Non-Convertible Corporate Bonds - 36.0%
Consumer Discretionary - 4.9%
Auto Components - 0.8%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	A3	$1,405,000	$1,493,181

Household Durables - 0.8%
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,485,000	1,550,217

Internet & Direct Marketing Retail - 1.5%
Amazon.com, Inc.[2], 3.15%, 8/22/2027	Baa1	975,000	976,469
The Priceline Group, Inc., 3.60%, 6/1/2026	Baa1	2,030,000	2,038,694

			3,015,163

Media - 1.3%
Comcast Corp., 4.40%, 8/15/2035	A3	975,000	1,065,962
Discovery Communications LLC, 3.95%, 3/20/2028	Baa3	1,450,000	1,442,251

			2,508,213

Multiline Retail - 0.5%
Dollar General Corp., 3.25%, 4/15/2023	Baa2	1,030,000	1,043,890

Total Consumer Discretionary			9,610,664

Consumer Staples - 1.5%
Beverages - 1.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	A3	1,303,000	2,072,261
PepsiCo, Inc., 3.10%, 7/17/2022	A1	895,000	916,444

Total Consumer Staples			2,988,705

Energy - 5.5%
Oil, Gas & Consumable Fuels - 5.5%
Boardwalk Pipelines LP, 5.95%, 6/1/2026	Baa3	1,330,000	1,483,549
BP Capital Markets plc (United Kingdom), 3.216%, 11/28/2023	A1	1,805,000	1,843,835
ConocoPhillips Co., 3.35%, 5/15/2025	Baa1	935,000	963,018
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	Baa3	1,000,000	1,004,216
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	Baa3	1,965,000	2,045,875
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	Baa3	885,000	1,003,369
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	Baa3	865,000	971,800
Williams Partners LP, 3.75%, 6/15/2027	Baa3	1,495,000	1,498,107

Total Energy			10,813,769

Financials - 12.0%
Banks - 5.6%
Bank of America Corp., 4.00%, 1/22/2025	Baa2	1,480,000	1,539,735
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	Baa3	750,000	914,050
Citigroup, Inc., 3.875%, 3/26/2025	Baa3	1,960,000	2,006,351
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1	935,000	947,474
JPMorgan Chase & Co.[3], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023	A3	2,050,000	2,051,987
The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	Baa1	$1,978,000	$2,074,035
Santander Holdings USA, Inc.[2], 3.40%, 1/18/2023	Baa3	1,410,000	1,404,506

			10,938,138

Capital Markets - 2.1%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	Baa2	1,010,000	1,055,581
Morgan Stanley[4], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024	A3	1,550,000	1,582,594
Morgan Stanley, 5.00%, 11/24/2025	Baa2	1,385,000	1,515,525

			4,153,700

Diversified Financial Services - 1.8%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021	Baa3	1,880,000	1,974,411
E*TRADE Financial Corp., 2.95%, 8/24/2022	Baa3	975,000	966,769
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	Aaa	450,000	446,221

			3,387,401

Insurance - 2.5%
American International Group, Inc., 4.125%, 2/15/2024	Baa1	1,435,000	1,516,226
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2	2,300,000	2,478,034
Prudential Financial, Inc.[3], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	Baa2	870,000	950,475

			4,944,735

Total Financials			23,423,974

Health Care - 0.8%
Health Care Providers & Services - 0.8%
Express Scripts Holding Co., 3.50%, 6/15/2024	Baa2	1,500,000	1,513,268

Information Technology - 3.6%
Internet Software & Services - 1.8%
Activision Blizzard, Inc., 3.40%, 6/15/2027	Baa2	1,995,000	2,009,037
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	A1	1,500,000	1,499,622

			3,508,659

IT Services - 0.8%
Visa, Inc., 2.80%, 12/14/2022	A1	1,470,000	1,491,536

Semiconductors & Semiconductor Equipment - 1.0%
Applied Materials, Inc., 3.30%, 4/1/2027	A3	2,000,000	2,034,197

Total Information Technology			7,034,392

Materials - 3.6%
Chemicals - 0.6%
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	Baa2	1,060,000	1,082,374

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Materials (continued)
Metals & Mining - 2.5%
Anglo American Capital plc (United Kingdom)[2], 4.00%, 9/11/2027	Baa3		$1,935,000	$1,922,073
Corp Nacional del Cobre de Chile (Chile)[2], 3.625%, 8/1/2027	A3		1,950,000	1,952,125
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	Baa2		1,021,000	1,058,807

				4,933,005

Paper & Forest Products - 0.5%
Domtar Corp., 4.40%, 4/1/2022	Baa3		935,000	983,648

Total Materials				6,999,027

Real Estate - 1.0%
Equity Real Estate Investment Trusts (REITS) - 1.0%
American Tower Corp., 3.30%, 2/15/2021	Baa3		1,935,000	1,970,480

Telecommunication Services - 2.1%
Diversified Telecommunication Services - 2.1%
AT&T, Inc., 3.90%, 8/14/2027	Baa1		2,000,000	2,013,364
Verizon Communications, Inc., 4.125%, 3/16/2027	Baa1		1,930,000	2,012,436

Total Telecommunication Services				4,025,800

Utilities - 1.0%
Independent Power and Renewable Electricity Producers - 1.0%
American Water Capital Corp., 2.95%, 9/1/2027	A3		2,000,000	1,979,322

TOTAL CORPORATE BONDS
(Identified Cost $69,290,592)				70,359,401

ASSET-BACKED SECURITIES - 6.8%
BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	Aaa		950,000	942,684
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	WR	[5]	86,734	86,409
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	Aaa		710,000	707,716
Colony American Homes, Series 2015-1A, Class A2,4, (1 mo. LIBOR US + 1.200%), 2.632%, 7/17/2032	Aaa		545,326	547,178
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	AAA	[6]	350,000	349,456
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[2], 1.59%, 2/22/2021	AAA	[6]	170,755	170,610
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[2], 1.74%, 2/22/2022	AAA	[6]	304,208	303,604
Ford Credit Auto Lease Trust, Series 2017-A, Class A3, 1.88%, 4/15/2020	AAA	[6]	1,000,000	998,052
GM Financial Automobile Leasing Trust, Series 2016-2, Class A4, 1.76%, 3/20/2020	AAA	[6]	1,000,000	996,506

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Home Partners of America Trust, Series 2016-1, Class A2,4, (1 mo. LIBOR US + 1.650%), 3.11%, 3/17/2033	Aaa		$309,865	$311,739
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	AAA	[6]	180,649	180,308
Invitation Homes Trust, Series 2015-SFR3, Class A2,4, (1 mo. LIBOR US + 1.300%), 2.76%, 8/17/2032	Aaa		569,876	573,438
Invitation Homes Trust, Series 2017-SFR2, Class A2,4, (1 mo. LIBOR US + 0.850%), 2.341%, 12/17/2036	Aaa		154,352	154,848
Invitation Homes Trust, Series 2017-SFR2, Class B2,4, (1 mo. LIBOR US + 1.150%), 2.641%, 12/17/2036	Aa2		115,000	115,217
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, 1.35%, 8/15/2019	Aaa		900,000	896,940
Navient Student Loan Trust, Series 2016-3A, Class A1[2,4], (1 mo. LIBOR US + 0.600%), 2.152%, 6/25/2065	AAA	[6]	290,648	291,185
Progress Residential Trust, Series 2017-SFR2, Class A2, 2.897%, 12/17/2034	Aaa		400,000	396,752
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025	Aaa		1,518,767	1,531,410
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[2], 2.14%, 9/25/2026	AA	[6]	414,330	413,248
SoFi Professional Loan Program LLC, Series 2014-A, Class A2[2], 3.02%, 10/25/2027	AAA	[6]	202,653	203,719
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B2, 2.49%, 1/25/2036	Aaa		1,000,000	990,034
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	Aaa		189,548	188,633
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A2, 1.75%, 7/25/2040	AAA	[6]	437,835	436,066
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	AAA		175,000	174,545
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	AAA		150,000	150,200
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	WR	[5]	155,819	155,988
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	Aaa		500,000	492,975
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/17/2036	Aaa		500,000	497,947

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $13,274,934)				13,257,407

COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.4%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AAA	[6]	36,253	37,007
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/10/2035	AAA	[6]	400,000	392,871
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A2, 3.531%, 10/15/2034	Aaa		570,000	582,912

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A2, 3.178%, 2/10/2035	WR	[5]	$400,000	$402,869
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,7], 2.50%, 5/25/2043	AAA	[6]	275,823	262,387
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,7], 2.13%, 2/25/2043	AAA	[6]	205,938	197,070
CSMC Trust 2013-6, Class 2A1[2,7], 3.50%, 8/25/2043	AAA	[6]	924,797	941,414
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	WR	[5]	34,945	34,953
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[7], 1.182%, 4/25/2021	Aaa		7,377,367	244,148
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[7], 1.523%, 10/25/2021	Aaa		1,151,613	54,997
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[7], 1.464%, 6/25/2022	Aaa		9,279,660	499,963
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2[7], 3.32%, 2/25/2023	Aaa		900,000	935,789
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[7], 0.206%, 4/25/2023	Aaa		13,829,190	132,432
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[7], 0.11%, 5/25/2023	Aaa		8,124,649	46,872
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2[7], 3.06%, 7/25/2023	Aaa		870,000	893,460
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class A2[7], 3.458%, 8/25/2023	Aaa		1,895,000	1,983,853
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K055, Class A1, 2.263%, 4/25/2025	Aaa		577,671	571,332
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[7], 1.547%, 10/25/2018	Aaa		1,548,286	14,004
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A2, 2.912%, 12/25/2023	Aaa		1,400,000	1,419,518
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A2, 2.864%, 8/25/2022	Aaa		1,800,000	1,826,753
FREMF Mortgage Trust, Series 2011-K15, Class B2,7, 4.948%, 8/25/2044	WR	[5]	170,000	180,994
FREMF Mortgage Trust, Series 2013-K712, Class B2,7, 3.362%, 5/25/2045	AA	[6]	360,000	363,203
FREMF Mortgage Trust, Series 2015-K42, Class B2,7, 3.852%, 12/25/2024	A	[3]	380,000	388,872
FREMF Mortgage Trust, Series 2015-K43, Class B2,7, 3.735%, 2/25/2048	WR	[5]	400,000	406,478
FREMF Mortgage Trust, Series 2015-K720, Class B2,7, 3.389%, 7/25/2022	Baa1		340,000	341,050
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,7], 3.382%, 12/15/2034	AA	[6]	400,000	404,624
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[2,7], 3.382%, 12/15/2034	BBB	[6]	220,000	220,798

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	AAA	[6]	$200,000	$206,969
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,7], 3.00%, 3/25/2043	WR	[5]	145,118	144,823
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,7], 3.50%, 5/25/2043	AAA	[6]	161,483	164,086
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,7], 3.00%, 6/25/2029	AAA	[6]	206,915	208,168
JP Morgan Mortgage Trust, Series 2017-6, Class A3[2,7], 3.50%, 12/25/2048	Aaa		350,000	354,785
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,7], 3.50%, 12/25/2048	Aaa		600,000	607,969
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[2], 2.767%, 1/20/2041	Aaa		37,613	37,521
New Residential Mortgage Loan Trust, Series 2014-1A, Class A2,7, 3.75%, 1/25/2054	AAA	[6]	380,918	388,442
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,7], 3.75%, 11/25/2054	AAA	[6]	171,604	175,309
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,7], 3.75%, 8/25/2055	Aaa		359,294	368,006
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,7], 3.75%, 11/25/2056	AAA	[6]	291,038	297,380
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AAA	[6]	100,000	104,558
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025	Aaa		592,883	594,223
SCG Trust, Series 2013-SRP1, Class AJ2,4, (1 mo. LIBOR US + 1.950%), 3.427%, 11/15/2026	AAA	[6]	450,000	448,526
Sequoia Mortgage Trust, Series 2012-3, Class A1[7], 3.50%, 7/25/2042	Aaa		423,205	429,223
Sequoia Mortgage Trust, Series 2013-7, Class A2[7], 3.00%, 6/25/2043	AAA	[6]	161,380	160,977
Sequoia Mortgage Trust, Series 2013-8, Class A1[7], 3.00%, 6/25/2043	Aaa		220,712	219,690
Starwood Retail Property Trust, Series 2014-STAR, Class A2,4, (1 mo. LIBOR US + 1.220%), 2.697%, 11/15/2027	AAA	[6]	382,298	382,572
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,7], 2.50%, 10/25/2056	Aaa		694,155	689,158
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	Aaa		800,000	814,439
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AAA	[6]	245,000	253,697
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa		275,000	287,667
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[2,7], 4.869%, 2/15/2044	Aaa		801,968	849,698
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,7], 3.50%, 1/20/2045	WR	[5]	178,764	181,530

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,7], 3.50%, 3/20/2045	Aaa	$168,769	$170,397

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $22,030,842)			22,320,436

FOREIGN GOVERNMENT BONDS - 3.0%

Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	Aa2	2,000,000	1,982,338
The Korea Development Bank (South Korea), 1.375%, 9/12/2019	Aa2	1,000,000	977,638
Province of Ontario (Canada), 2.00%, 9/27/2018	Aa2	450,000	450,185
Province of Ontario (Canada), 1.25%, 6/17/2019	Aa2	400,000	394,980
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019	Aa1	2,000,000	1,968,720

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $5,835,878)			5,773,861

U.S. TREASURY SECURITIES - 24.6%

U.S. Treasury Bonds - 6.6%
U.S. Treasury Bond, 6.25%, 5/15/2030		2,625,000	3,690,484
U.S. Treasury Bond, 4.75%, 2/15/2037		2,700,000	3,597,012
U.S. Treasury Bond, 2.50%, 2/15/2045		4,000,000	3,813,281
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042		1,893,961	1,912,394

Total U.S. Treasury Bonds
(Identified Cost $13,003,560)			13,013,171

U.S. Treasury Notes - 18.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020		1,955,662	1,951,652
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023		1,635,004	1,622,306
U.S. Treasury Note, 1.625%, 4/30/2019		5,750,000	5,732,256
U.S. Treasury Note, 1.375%, 4/30/2020		5,750,000	5,678,799
U.S. Treasury Note, 1.75%, 4/30/2022		6,818,000	6,700,549
U.S. Treasury Note, 1.625%, 4/30/2023		6,005,000	5,821,800
U.S. Treasury Note, 1.625%, 5/15/2026		4,000,000	3,767,500
U.S. Treasury Note, 2.375%, 5/15/2027		3,900,000	3,888,879

Total U.S. Treasury Notes
(Identified Cost $35,592,405)			35,163,741

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $48,595,965)			48,176,912

U.S. GOVERNMENT AGENCIES - 15.5%

Mortgage-Backed Securities - 12.1%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		135,334	140,141
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		8,744	8,986
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		14,575	15,234

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2017

	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	$94,599	$97,943
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	18,478	19,363
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	161,874	167,483
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	12,735	13,447
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	111,406	119,522
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035	176,585	186,404
Fannie Mae, Pool #AY8263, 3.00%, 5/1/2035	486,308	490,131
Fannie Mae, Pool #828377, 5.50%, 6/1/2035	400,777	444,622
Fannie Mae, Pool #MA2587, 3.50%, 4/1/2036	772,917	804,227
Fannie Mae, Pool #889494, 5.50%, 1/1/2037	377,163	418,438
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	37,521	41,177
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	54,818	60,508
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	162,403	183,519
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	57,572	63,660
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	341,269	358,420
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	142,979	150,161
Fannie Mae, Pool #AH3858, 4.50%, 8/1/2041	641,410	687,621
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	187,774	197,204
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	424,465	455,932
Fannie Mae, Pool #AL8604, 3.50%, 4/1/2045	324,128	332,967
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	1,096,863	1,149,353
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	168,337	172,927
Fannie Mae, Pool #BC8677, 4.00%, 5/1/2046	161,843	169,323
Fannie Mae, Pool #BD2179, 4.00%, 7/1/2046	350,844	367,061
Fannie Mae, Pool #BD1191, 3.50%, 1/1/2047	540,987	555,739
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	326,730	349,193
Fannie Mae, Pool #BD3546, 4.00%, 9/1/2047	288,223	301,707
Fannie Mae, Pool #AL8674, 5.658%, 1/1/2049	727,059	797,257
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	32,687	33,364
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	19,223	20,176
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	13,656	14,322
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	10,366	10,938
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	18,226	19,189
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	150,949	160,996
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	144,959	155,589
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	131,694	141,186
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	174,616	188,048
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	157,586	169,127
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035	784,729	815,274
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	568,026	601,368
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	114,274	127,096
Freddie Mac, Pool #C91868, 3.50%, 4/1/2036	866,196	899,883
Freddie Mac, Pool #G08268, 5.00%, 5/1/2038	897,904	977,152

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Investment Portfolio - December 31, 2017

	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G05275, 5.50%, 2/1/2039	$315,453	$346,578
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	75,629	85,220
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	382,771	408,433
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	997,314	1,064,062
Freddie Mac, Pool #G60513, 5.00%, 7/1/2041	938,078	1,021,709
Freddie Mac, Pool #G60071, 4.50%, 7/1/2042	391,970	418,056
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	222,650	229,767
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	561,916	589,038
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	977,739	1,028,077
Freddie Mac, Pool #Q37857, 4.00%, 12/1/2045	851,287	890,318
Freddie Mac, Pool #G60855, 4.50%, 12/1/2045	397,596	422,994
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	946,509	996,921
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047	610,683	648,995
Freddie Mac, Pool #Q47130, 4.50%, 4/1/2047	435,213	462,617
Freddie Mac, Pool #Q49109, 4.00%, 7/1/2047	422,077	441,420
Freddie Mac, Pool #Q50343, 4.00%, 8/1/2047	447,453	467,961
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	451,251	481,456

Total Mortgage-Backed Securities
(Identified Cost $23,856,619)		23,657,000

Other Agencies - 3.4%
Fannie Mae, 2.625%, 9/6/2024
(Identified Cost $6,829,923)	6,586,000	6,673,693

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $30,686,542)		30,330,693

SHORT-TERM INVESTMENT - 0.3%

Dreyfus Government Cash Management[8], 1.19%, (Identified Cost $628,345)	628,345	628,345

TOTAL INVESTMENTS - 97.6%
(Identified Cost $190,343,098)		190,847,055
OTHER ASSETS, LESS LIABILITIES - 2.4%		4,696,968

NET ASSETS - 100%		$195,544,023

IO - Interest only

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $27,888,088 or 14.3%, of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2017.

4Floating rate security. Rate shown is the rate in effect as of December 31, 2017.

5Credit rating has been withdrawn. As of December 31, 2017, there is no rating available (unaudited).

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Investment Portfolio - December 31, 2017

6Credit ratings from S&P (unaudited).

7Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2017.

8Rate shown is the current yield as of December 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at value (identified cost $190,343,098) (Note 2)	$190,847,055
Receivable for securities sold	2,974,495
Interest receivable	1,170,123
Receivable for fund shares sold	665,162
Prepaid and other expenses	22,430

TOTAL ASSETS	195,679,265

LIABILITIES:

Accrued management fees (Note 3)	57,034
Accrued fund accounting and administration fees (Note 3)	32,399
Accrued shareholder services fees (Class S) (Note 3)	25,256
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued Directors’ fees (Note 3)	287
Payable for fund shares repurchased	6,526
Other payables and accrued expenses	13,161

TOTAL LIABILITIES	135,242

TOTAL NET ASSETS	$195,544,023

NET ASSETS CONSIST OF:

Capital stock	$189,798
Additional paid-in-capital	194,970,410
Accumulated net realized loss on investments	(120,142)
Net unrealized appreciation on investments	503,957

TOTAL NET ASSETS	$195,544,023

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($119,136,748/11,215,700 shares)	$10.62

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($76,407,275/7,764,060 shares)	$9.84

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$4,968,488
Dividends	23,083

Total Investment Income	4,991,571

EXPENSES:

Management fees (Note 3)	778,271
Shareholder services fees (Class S) (Note 3)	291,219
Fund accounting and administration fees (Note 3)	97,963
Directors’ fees (Note 3)	13,157
Chief Compliance Officer service fees (Note 3)	3,846
Transfer agent fees (Note 3)	2,831
Custodian fees	11,716
Miscellaneous	105,478

Total Expenses	1,304,481
Less reduction of expenses (Note 3)	(137,706)

Net Expenses	1,166,775

NET INVESTMENT INCOME	3,824,796

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments in securities	159,678
Net change in unrealized appreciation (depreciation) on investments in securities	1,661,145

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,820,823

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,645,619

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,824,796	$3,629,601
Net realized gain (loss) on investments	159,678	935,485
Net change in unrealized appreciation (depreciation) on investments	1,661,145	1,910,109

Net increase from operations	5,645,619	6,475,195

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,098,656)	(2,124,691)
From net investment income (Class I)	(1,773,042)	(1,490,079)
From net realized gain on investments (Class S)	(146,821)	(634,389)
From net realized gain on investments (Class I)	(111,581)	(390,628)

Total distributions to shareholders	(4,130,100)	(4,639,787)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	11,706,840	(45,890,801)

Net increase (decrease) in net assets	13,222,359	(44,055,393)

NET ASSETS:

Beginning of year	182,321,664	226,377,057

End of year (including distributions in excess of net investment income of $0 and $0, respectively).	$195,544,023	$182,321,664

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.52	$10.48	$10.69	$10.74	$11.56

Income (loss) from investment operations:
Net investment income[1]	0.20	0.17	0.22	0.31	0.35
Net realized and unrealized gain (loss) on investments	0.10	0.10	(0.17)	0.08	(0.44)

Total from investment operations	0.30	0.27	0.05	0.39	(0.09)

Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.20)	(0.32)	(0.36)
From net realized gain on investments	(0.01)	(0.06)	(0.06)	(0.12)	(0.37)

Total distributions to shareholders	(0.20)	(0.23)	(0.26)	(0.44)	(0.73)

Net asset value - End of year	$10.62	$10.52	$10.48	$10.69	$10.74

Net assets - End of year (000’s omitted)	$119,137	$117,559	$147,074	$153,018	$153,109

Total return[2]	2.91%	2.53%	0.44%	3.62%	(0.79%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.70%	0.70%	0.69%	0.70%	0.70%
Net investment income	1.86%	1.61%	2.09%	2.86%	3.09%
Portfolio turnover	48%	75%	88%	57%	56%

*Effective August 3, 2015, the shares of the Series have been designated as Class S.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.06%	0.03%	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

19

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED		FOR THE PERIOD 8/3/15[1] TO 12/31/15
	12/31/17	12/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.77	$9.75	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.21	0.18	0.08
Net realized and unrealized gain (loss) on investments	0.09	0.10	(0.13)

Total from investment operations	0.30	0.28	(0.05)

Less distributions to shareholders:
From net investment income	(0.22)	(0.20)	(0.14)
From net realized gain on investments	(0.01)	(0.06)	(0.06)

Total distributions to shareholders	(0.23)	(0.26)	(0.20)

Net asset value - End of period	$9.84	$9.77	$9.75

Net assets - End of period (000’s omitted)	$76,407	$64,763	$79,303

Total return[3]	3.10%	2.80%	(0.51%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.46%[4]
Net investment income	2.12%	1.86%	2.03%[4]
Portfolio turnover	48%	75%	88%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:
	0.07%	0.06%	0.06%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

20

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 125 million have been designated as Core Bond Series Class S common stock and 100 million have been designated as Core Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$78,507,605	$—	$78,507,605	$—
Corporate debt:
Consumer Discretionary	9,610,664	—	9,610,664	—
Consumer Staples	2,988,705	—	2,988,705	—
Energy	10,813,769	—	10,813,769	—
Financials	23,423,974	—	23,423,974	—
Health Care	1,513,268	—	1,513,268	—
Information Technology	7,034,392	—	7,034,392	—
Materials	6,999,027	—	6,999,027	—
Real Estate	1,970,480	—	1,970,480	—
Telecommunication Services	4,025,800	—	4,025,800	—
Utilities	1,979,322	—	1,979,322	—
Asset-backed securities	13,257,407	—	13,257,407	—
Commercial mortgage-backed securities	22,320,436	—	22,320,436	—
Foreign government bonds	5,773,861	—	5,773,861	—
Mutual fund	628,345	628,345	—	—

Total assets	$190,847,055	$628,345	$190,218,710	$—

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2017.

23

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2017.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2017.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

24

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.45% of average daily net assets. Accordingly, the Advisor waived fees of $137,706 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor

25

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $58,181,995 and $56,739,385, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $46,412,154 and $33,718,375 respectively.

5.	Capital Stock Transactions

Transactions in shares of Core Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,026,314	$10,943,765	2,635,585	$28,509,888
Reinvested	209,180	2,229,490	258,599	2,743,485
Repurchased	(1,189,385)	(12,671,590)	(5,753,452)	(62,133,475)

Total	46,109	$501,665	(2,859,268)	$(30,880,102)

CLASS I:	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,683,528	$36,406,100	3,380,399	$33,848,936
Reinvested	129,474	1,279,736	144,558	1,421,279
Repurchased	(2,679,046)	(26,480,661)	(5,029,733)	(50,280,914)

Total	1,133,956	$11,205,175	(1,504,776)	$(15,010,699)

Approximately 82% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2017.

26

Core Bond Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including qualified late-year losses, redesignation of distributions paid and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, $46,902 was reclassified within the capital accounts to Distributions in Excess of Net Investment Income from Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$3,824,796	$4,549,446
Long-term capital gains	$305,304	$90,341

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$190,490,024
Unrealized appreciation	1,920,289
Unrealized depreciation	(1,563,258)

Net unrealized appreciation	$357,031

Undistributed long-term capital gains	$26,784

27

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

28

Core Bond Series

Supplemental Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series designates $145,136 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2017.

29

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non-U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

30

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present);
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014);
HLTH (WebMD)(information)(2000-2010);
Cheyne Capital International (investment)(2000-2017);
GMP Companies (investment)(2000-2011);
Cytos Biotechnology Ltd (biotechnology)(2012-2014);
Cerus (biomedical)(2016-present);
PureEarth(non-profit)(2012-present)

32

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present);

Partnership for New York City, Inc. (non-profit)(1989-2010);

New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university)(1972-present);

Culinary Institute of America (non-profit college)(1985-present);

George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)
Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 -2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

33

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/17-AR

Manning & Napier Fund, Inc.

Annual Report | December 31, 2017

www.manning-napier.com

HIGH YIELD BOND SERIES

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds) and those securities, principally exchange-traded funds, which are designed to track the performance of non-investment grade securities.

Performance Commentary

The ICE Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index experienced a return of 6.97% for the year. The High Yield Bond Series experienced positive absolute returns as well, with the Class S shares returning 8.49% and outperforming the benchmark. For the year, the high yield market was driven by improving fundamentals and investor demand for higher yields, which resulted in tightening credit spreads.

In 2017, the primary driver of the Series’ outperformance relative to the benchmark was strong security selection, particularly in basic industry and financial services. Additionally, sector allocation benefitted performance, though to a lesser degree. More specifically, overweights to Financial Services and Energy relative to the benchmark aided returns.

While the high yield market has benefited from strong global growth, good corporate earnings, and a decreasing default rate, we recognize that we are in the later stages of the economic cycle and that potential headwinds exist in the market (i.e., geopolitical concerns and the normalization of monetary policy by central banks globally). As such, the Series is focused on higher quality companies (though still below investment grade) with stronger balance sheets and free cash flow generation throughout the cycle, and is positioned in corporate issuers rather than LBOs (leveraged buyouts). Furthermore, we continue to look to increase our higher quality exposure within the high yield market.

Although overall valuations are elevated in the high yield market, we believe pockets of opportunity continue to exist. As such, we feel the current environment necessitates a flexible, selective approach to high yield investing. Manning & Napier has implemented this type of strategy since the Series’ inception as we look to help investors achieve their financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the High Yield Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2017.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal.

2

High Yield Bond Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series - Class S3	8.49%	5.41%	7.77%
Manning & Napier Fund, Inc. - High Yield Bond Series - Class I3,4	8.68%	5.65%	7.93%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay BB-B Rated Index [5]	6.97%	5.57%	8.39%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series Class S from its inception2 (September 14, 2009) to present (December 31, 2017) to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay BB-B Rated Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from September 14, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.90% for Class S and 0.65% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.97% for Class S and 0.72% for Class I for the year ended December 31, 2017.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay BB-B Rated Index is an unmanaged market value-weighted measure of BB and B rated corporate bonds with maturities of at least one year. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,028.10	$4.60	0.90%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$1,028.00	$3.32	0.65%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

High Yield Bond Series

Portfolio Composition as of December 31, 2017

(unaudited)

5

High Yield Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 97.9%

Non-Convertible Corporate Bonds - 97.9%
Consumer Discretionary - 18.0%
Auto Components - 1.1%
Techniplas LLC[2], 10.00%, 5/1/2020	Caa2	$1,625,000	$1,332,500

Household Durables - 7.6%
Century Communities, Inc., 5.875%, 7/15/2025	B3	2,305,000	2,316,524
Meritage Homes Corp., 5.125%, 6/6/2027	Ba2	1,175,000	1,195,562
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	Ba3	1,105,000	1,127,100
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	Ba3	1,300,000	1,387,750
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B3	1,545,000	1,537,275
Weekley Homes LLC - Weekley Finance Corp.[2], 6.625%, 8/15/2025	B3	1,620,000	1,611,900

			9,176,111

Media - 8.3%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp., 4.464%, 7/23/2022	Ba1	480,000	500,808
CSC Holdings, LLC, 5.25%, 6/1/2024	B2	2,180,000	2,147,300
DISH DBS Corp., 5.875%, 7/15/2022	Ba3	480,000	482,400
GLP Capital LP - GLP Financing II, Inc., 4.875%, 11/1/2020	Ba1	340,000	352,750
Sirius XM Radio, Inc.[2], 3.875%, 8/1/2022	Ba3	515,000	516,288
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[2], 5.50%, 3/1/2028	Ba3	1,800,000	1,795,500
UPCB Finance IV Ltd. (Netherlands)[2], 5.375%, 1/15/2025	Ba3	2,194,000	2,209,139
VTR Finance B.V. (Chile)[2], 6.875%, 1/15/2024	B1	1,590,000	1,677,450
Ziggo Bond Finance B.V. (Netherlands)[2], 6.00%, 1/15/2027	B3	350,000	341,250

			10,022,885

Textiles, Apparel & Luxury Goods - 1.0%
Hanesbrands, Inc.[2], 4.875%, 5/15/2026	Ba2	1,200,000	1,230,000

Total Consumer Discretionary			21,761,496

Consumer Staples - 3.4%
Food & Staples Retailing - 2.3%
Albertsons Cos, LLC - Safeway, Inc. - New Albertson’s, Inc. - Albertson’s, LLC, 5.75%, 3/15/2025	B3	340,000	306,680
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	Ba3	2,365,000	2,229,013
Rite Aid Corp.[2], 6.125%, 4/1/2023	B3	340,000	306,850

			2,842,543

Household Products - 1.1%
First Quality Finance Co., Inc.[2], 5.00%, 7/1/2025	B1	1,290,000	1,315,800

Total Consumer Staples			4,158,343

Energy - 22.4%
Energy Equipment & Services - 2.8%
McDermott International, Inc.[2], 8.00%, 5/1/2021	B2	1,625,000	1,670,256

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Energy (continued)
Energy Equipment & Services (continued)
Trinidad Drilling Ltd. (Canada)[2], 6.625%, 2/15/2025	Caa1	$1,770,000	$1,681,500

			3,351,756

Oil, Gas & Consumable Fuels - 19.6%
Borealis Finance, LLC[3], 7.50%, 11/16/2022	WR4	950,000	945,308
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/2024	Ba3	1,625,000	1,849,453
Cheniere Energy Partners LP2, 5.25%, 10/1/2025	Ba2	1,670,000	1,699,226
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	WR4	1,735,000	1,748,012
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	B2	1,600,000	1,704,000
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	WR4	1,680,000	1,776,600
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	Ba2	1,700,000	1,738,250
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	B3	2,335,000	2,352,512
PBF Holding Co., LLC - PBF Finance Corp., 7.25%, 6/15/2025	B1	1,255,000	1,317,750
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	Ba2	2,190,000	2,294,025
SemGroup Corp.[2], 6.375%, 3/15/2025	B3	1,560,000	1,536,600
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	Ba3	1,140,000	1,151,400
Southwestern Energy Co., 6.70%, 1/23/2025	B1	1,285,000	1,334,794
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	Ba3	2,250,000	2,309,062

			23,756,992

Total Energy			27,108,748

Financials - 12.3%
Banks - 2.8%
Intesa Sanpaolo S.p.A. (Italy)[2], 5.017%, 6/26/2024	Ba1	1,100,000	1,126,315
Popular, Inc., 7.00%, 7/1/2019	B2	1,665,000	1,731,600
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023	Ba1	480,000	528,558

			3,386,473

Consumer Finance - 3.2%
Ally Financial, Inc., 3.50%, 1/27/2019	Ba3	680,000	683,400
Navient Corp., 6.125%, 3/25/2024	Ba3	1,120,000	1,134,000
SLM Corp., 5.125%, 4/5/2022	Ba2	1,945,000	2,022,800

			3,840,200

Diversified Financial Services - 4.9%
Aircastle Ltd., 6.25%, 12/1/2019	Ba1	680,000	717,400
International Lease Finance Corp., 6.25%, 5/15/2019	Baa3	1,170,000	1,226,048
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	B2	1,100,000	1,119,250
Oxford Finance, LLC - Oxford Finance Co.-Issuer II, Inc.[2], 6.375%, 12/15/2022	Ba3	1,755,000	1,812,038

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023	Ba3	$1,130,000	$1,079,150

			5,953,886

Thrifts & Mortgage Finance - 1.4%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	Ba3	1,595,000	1,642,850

Total Financials			14,823,409

Health Care - 7.8%
Biotechnology - 1.0%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023	Ba3	1,205,000	1,173,369

Health Care Equipment & Supplies - 1.0%
Hill-Rom Holdings, Inc.[2], 5.00%, 2/15/2025	B1	1,120,000	1,142,064

Health Care Providers & Services - 4.1%
DaVita, Inc., 5.00%, 5/1/2025	Ba3	1,655,000	1,654,504
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 6.50%, 9/15/2018	Baa3	680,000	701,154
HCA Healthcare, Inc., 6.25%, 2/15/2021	B1	480,000	508,800
HCA, Inc., 3.75%, 3/15/2019	Ba1	480,000	484,200
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022	Caa2	1,170,000	1,175,850
Tenet Healthcare Corp., 6.75%, 2/1/2020	Caa1	480,000	484,800

			5,009,308

Pharmaceuticals - 1.7%
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[2], 8.75%, 11/1/2024	B3	1,650,000	1,742,812
Valeant Pharmaceuticals International, Inc.[2], 6.50%, 3/15/2022	Ba3	340,000	357,000

			2,099,812

Total Health Care			9,424,553

Industrials - 9.0%
Aerospace & Defense - 0.3%
Arconic, Inc., 5.87%, 2/23/2022	Ba2	340,000	368,050

Airlines - 1.9%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	1,115,000	1,144,269
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	B1	1,085,000	1,114,838

			2,259,107

Building Products - 1.5%
Airxcel, Inc.[2], 8.50%, 2/15/2022	B2	1,655,000	1,754,299

Construction & Engineering - 1.5%
Tutor Perini Corp.[2], 6.875%, 5/1/2025	B1	1,715,000	1,843,625

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery - 1.1%
Xerium Technologies, Inc., 9.50%, 8/15/2021	B2		$1,320,000	$1,336,500

Marine - 1.9%
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	B3		2,270,000	2,346,612

Transportation Infrastructure - 0.8%
MPC Container Ships Invest B.V. (Norway)[5,6], (3 mo. LIBOR US + 4.750%), 6.408%, 9/22/2022	WR	[4]	1,000,000	981,430

Total Industrials				10,889,623

Information Technology - 1.9%
Semiconductors & Semiconductor Equipment - 1.9%
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	B3		1,780,000	1,726,601
NXP B.V. - NXP Funding, LLC (Netherlands)[2], 4.125%, 6/15/2020	Ba1		550,000	563,216

Total Information Technology				2,289,817

Materials - 9.6%
Chemicals - 2.3%
CF Industries, Inc., 7.125%, 5/1/2020	Ba3		160,000	174,448
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	B3		1,375,000	1,388,750
NOVA Chemicals Corp. (Canada)[2], 4.875%, 6/1/2024	Ba2		1,275,000	1,271,812

				2,835,010

Metals & Mining - 7.3%
Anglo American Capital plc (United Kingdom)[2], 9.375%, 4/8/2019	Baa3		730,000	791,564
ArcelorMittal (Luxembourg), 5.75%, 8/5/2020	Ba1		340,000	358,700
Ferroglobe plc - Globe Specialty Metals, Inc.[2], 9.375%, 3/1/2022	B3		1,680,000	1,810,200
Freeport-McMoRan, Inc., 4.00%, 11/14/2021	B1		340,000	340,000
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	B3		1,205,000	1,191,444
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	Ba3		2,715,000	2,803,238
Petra Diamonds US Treasury plc (South Africa)[2], 7.25%, 5/1/2022	B3		1,500,000	1,521,750

				8,816,896

Total Materials				11,651,906

Real Estate - 3.8%
Equity Real Estate Investment Trusts (REITS) - 2.3%
iStar, Inc., 5.25%, 9/15/2022	B1		1,675,000	1,685,469
Starwood Property Trust, Inc.[2], 4.75%, 3/15/2025	Ba3		1,165,000	1,156,262

				2,841,731

Real Estate Management & Development - 1.5%
Greystar Real Estate Partners, LLC[2], 5.75%, 12/1/2025	B2		1,720,000	1,771,600

Total Real Estate				4,613,331

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services - 7.2%
Diversified Telecommunication Services - 1.2%
CenturyLink, Inc., 7.50%, 4/1/2024	B2	$1,050,000	$1,047,374
SFR Group S.A. (France)[2], 6.25%, 5/15/2024	B1	400,000	401,000

			1,448,374

Wireless Telecommunication Services - 6.0%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	Ba2	2,895,000	2,952,900
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	Ba2	3,345,000	3,336,638
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	B1	480,000	505,248
Sprint Communications, Inc., 7.00%, 8/15/2020	B3	480,000	508,800

			7,303,586

Total Telecommunication Services			8,751,960

Utilities - 2.5%
Independent Power and Renewable Electricity Producers - 2.5%
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	B2	2,820,000	2,971,575

Total Non-Convertible Corporate Bonds
(Identified Cost $116,901,509)			118,444,761

SHORT-TERM INVESTMENT - 0.6%
Dreyfus Government Cash Management[7], 1.19%,
(Identified Cost $674,839)		674,839	674,839

TOTAL INVESTMENTS - 98.5%
(Identified Cost $117,576,348)			119,119,600
OTHER ASSETS, LESS LIABILITIES - 1.5%			1,872,888

NET ASSETS - 100%			$120,992,488

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $72,614,044 or 60.0% of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on November 3, 2017 at a cost of $945,060 ($99.48 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $945,308, or 0.8%, of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

4Credit rating has been withdrawn. As of December 31, 2017, there is no rating available (unaudited).

5Floating rate security. Rate shown is the rate in effect as of December 31, 2017.

6Illiquid security - This security was acquired on November 3, 2017 at a cost of $992,500 ($99.25 per share). This security has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $981,430, or 0.8%, of the Series’ net assets as of December 31, 2017.

7Rate shown is the current yield as of December 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $117,576,348) (Note 2)	$119,119,600
Interest receivable	1,890,914
Receivable for fund shares sold	102,061
Prepaid expenses	16,647

TOTAL ASSETS	121,129,222

LIABILITIES:

Accrued management fees (Note 3)	57,708
Accrued shareholder services fees (Class S) (Note 3)	20,131
Accrued fund accounting and administration fees (Note 3)	17,077
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued directors’ fees (Note 3)	177
Payable for fund shares repurchased	24,058
Other payables and accrued expenses	17,004

TOTAL LIABILITIES	136,734

TOTAL NET ASSETS	$120,992,488

NET ASSETS CONSIST OF:

Capital stock	$123,763
Additional paid-in-capital	126,175,200
Accumulated net realized loss on investments	(6,849,727)
Net unrealized appreciation on investments	1,543,252

TOTAL NET ASSETS	$120,992,488

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($94,533,394/9,370,485 shares)	$10.09

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($26,459,094/3,005,806 shares)	$8.80

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$7,106,420
Dividends	114,224

Total Investment Income	7,220,644

EXPENSES:

Management fees (Note 3)	639,658
Shareholder services fees (Class S) (Note 3)	228,291
Fund accounting and administration fees (Note 3)	59,554
Transfer agent fees (Note 3)	13,965
Directors’ fees (Note 3)	7,586
Chief Compliance Officer service fees (Note 3)	3,834
Custodian fees	8,063
Miscellaneous	100,865

Total Expenses	1,061,816

Less reduction of expenses (Note 3)	(77,527)

Net Expenses	984,289

NET INVESTMENT INCOME	6,236,355

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	361,429
Net change in unrealized appreciation (depreciation) on investments	2,744,269

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,105,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,342,053

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$6,236,355	$9,375,156
Net realized gain (loss) on investments	361,429	(268,740)
Net change in unrealized appreciation (depreciation) on investments	2,744,269	13,124,878

Net increase from operations	9,342,053	22,231,294

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(4,678,725)	(6,305,614)
From net investment income (Class I)	(1,573,358)	(3,194,764)
From return of capital (Class S)	(48,416)	—
From return of capital (Class I)	(16,281)	—

Total distributions to shareholders	(6,316,780)	(9,500,378)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	5,388,383	(60,737,128)

Net increase (decrease) in net assets	8,413,656	(48,006,212)

NET ASSETS:

Beginning of year	112,578,832	160,585,044

End of year (including undistributed net investment income of $0 and $14,164, respectively)	$120,992,488	$112,578,832

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.79	$9.21	$10.04	$10.64	$10.75

Income (loss) from investment operations:
Net investment income[1]	0.54	0.56	0.51	0.52	0.54
Net realized and unrealized gain (loss) on investments	0.28	0.66	(0.82)	(0.30)	0.21

Total from investment operations	0.82	1.22	(0.31)	0.22	0.75

Less distributions to shareholders:
From net investment income	(0.51)	(0.64)	(0.52)	(0.50)	(0.53)
From net realized gain on investments	—	—	—	(0.32)	(0.33)
From return of capital	(0.01)	—	—	—	—

Total distributions to shareholders	(0.52)	(0.64)	(0.52)	(0.82)	(0.86)

Net asset value - End of year	$10.09	$9.79	$9.21	$10.04	$10.64

Net assets - End of year (000’s omitted)	$94,533	$89,921	$108,202	$202,772	$191,922

Total return[2]	8.49%	13.41%	(3.28%)	2.04%	7.17%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.94%	1.11%	1.11%	1.12%
Net investment income	5.31%	5.82%	5.04%	4.78%	4.99%
Portfolio turnover	106%	77%	109%	104%	93%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.02%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.61	$8.18	$8.97	$9.59	$9.78

Income (loss) from investment operations:
Net investment income[1]	0.49	0.52	0.47	0.49	0.52
Net realized and unrealized gain (loss) on investments	0.25	0.57	(0.72)	(0.26)	0.18

Total from investment operations	0.74	1.09	(0.25)	0.23	0.70

Less distributions to shareholders:
From net investment income	(0.54)	(0.66)	(0.54)	(0.53)	(0.56)
From net realized gain on investments	—	—	—	(0.32)	(0.33)
From return of capital	(0.01)	—	—	—	—

Total distributions to shareholders	(0.55)	(0.66)	(0.54)	(0.85)	(0.89)

Net asset value - End of year	$8.80	$8.61	$8.18	$8.97	$9.59

Net assets - End of year (000’s omitted)	$26,459	$22,658	$52,383	$41,586	$24,299

Total return[2]	8.68%	13.60%	(2.93%)	2.33%	7.35%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.68%	0.87%	0.86%	0.87%
Net investment income	5.57%	6.04%	5.34%	5.05%	5.24%
Portfolio turnover	106%	77%	109%	104%	93%

*For the certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.02%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The series is authorized to issue two classes of shares (Class S & Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 125 million have been designated as High Yield Bond Series Class S common stock and 100 million have been designated as High Yield Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level

16

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Corporate debt:
Consumer Discretionary	$21,761,496	$—	$21,761,496	$—
Consumer Staples	4,158,343	—	4,158,343	—
Energy	27,108,748	—	27,108,748	—
Financials	14,823,409	—	14,823,409	—
Health Care	9,424,553	—	9,424,553	—
Industrials	10,889,623	—	10,889,623	—
Information Technology	2,289,817	—	2,289,817	—
Materials	11,651,906	—	11,651,906	—
Real Estate	4,613,331	—	4,613,331	—
Telecommunication Services	8,751,960	—	8,751,960	—
Utilities	2,971,575	—	2,971,575	—
Mutual fund	674,839	674,839	—	—

Total assets	$119,119,600	$674,839	$118,444,761	$—

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2017.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2017.

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

19

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.65% of average daily net assets. Accordingly, the Advisor waived fees of $77,527 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

During the year ended ended December 31, 2017, a trade processing error was discovered for which it was determined that the Advisor would reimburse the Series $87,034. The impact of the Advisor’s contribution on the Series’ total return was immaterial. As of December 31, 2017, the respective amount is included in the capital shares transactions on the Statement of Changes in Net Assets.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

20

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $125,208,491 and $116,945,925, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,254,918	$22,952,561	5,047,936	$49,741,689
Reinvested	444,442	4,480,038	615,273	5,972,032
Repurchased	(2,513,638)	(25,384,999)	(8,222,050)	(81,839,088)

Total	185,722	$2,047,600	(2,558,841)	$(26,125,367)

CLASS I	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,499,992	$13,370,960	2,387,463	$19,922,481
Reinvested	145,852	1,286,685	320,304	2,737,717
Repurchased	(1,272,342)	(11,316,862)	(6,482,637)	(57,271,959)

Total	373,502	$3,340,783	(3,774,870)	$(34,611,761)

Approximately 77% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2017.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. No such investments were held by the Series as of December 31, 2017.

21

High Yield Bond Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, amounts were reclassified within the capital accounts to increase Undistributed Net Investment Income by $1,564, and increase Accumulated Net Realized Loss on Investments by $1,564. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$6,252,083	$9,500,378
Return of capital	$64,697	—

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$117,585,220
Unrealized appreciation	2,380,742
Unrealized depreciation	(846,362)

Net unrealized appreciation	$1,534,380

Capital loss carryforwards	$(6,840,855)

The capital loss carryover utilized in the current year was $141,450.

As of December 31, 2017, the Series had net long-term capital loss carryforwards of $6,840,855 which may be carried forward indefinitely.

22

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $64,467 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.03%, or if different, the maximum allowable under tax law.

24

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non- U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

25

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Governance & Nominating Committee
Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.
Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/17-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

Strategic Income Conservative Series: Primarily to manage against capital risk and generate income, with the pursuit of long-term capital growth as a secondary objective.

Strategic Income Moderate Series: To manage against capital risk while generating income and pursuing long-term capital growth.

Performance Commentary

The Strategic Income Conservative Series delivered positive absolute returns during 2017, with the Class S shares returning 7.17% and outperforming its benchmark, 15/5/10/70 Blended Index, which returned 6.09%. The Strategic Income Moderate Series Class S returned 10.39%, outperforming its benchmark, 32/8/10/50 Blended Index, which returned 8.40%.

Both equity sector allocation and security selection benefited the relative performance of each Series relative to its blended benchmark during the year. Security selection within Industrials, Real Estate, and Energy, as well as an overweight to Information Technology as compared to the benchmark aided relative returns. In addition, the Series allocation to high yield bonds was also a positive contributor to returns over the year.

Regarding the fixed income portion of the Series, we continue to believe a modest duration remains in investors’ best interest. Specifically, over the intermediate-term, we expect that there will be continued pressure for interest rates to gradually move higher. We think the Fed will remain opportunistic, looking to hike the federal funds target rate when economic conditions allow, while also remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet. That said, we may look to increase our duration should interest rates move to more attractive levels.

Our largest sector allocations have been to corporate bonds and securitized credit. We continue to view corporate bonds as moderately attractive as they continue to adequately compensate investors on a fundamental basis; however, we are aware that spreads are toward the lower end of historical observations and we may look to pare back exposure in the future. With respect to high yield, we have become more cautious on the sector as it has become slightly more difficult to find bottom-up ideas due to current pricing and/or company-specific fundamentals. Finally, we view securitized credit as attractive, particularly the shorter duration, higher quality consumer sectors (i.e., prime auto loans, credit cards, and student loans).

Within the equity portion of each Series, we are seeking to achieve competitive total return through a combination of capital appreciation and income. Many of these investments reflect an emphasis on businesses with high free cash flow yields, stable fundamentals, and a competitive dividend. By including companies with these characteristics, we are able to manage risk for our clients while pursuing both growth and income generation opportunities. Historical evidence shows that over a full market cycle, companies with high free cash flow yields and high dividend yields have experienced better downside risk management than the overall stock market. We are also targeting companies that have the potential to provide a growing level of dividend income going forward, are trading at a meaningful discount from their intrinsic value reflected by their current cash-generating ability, and/or are expected to be beneficiaries of special situations such as those driven by economic or capital market cycles.

Additionally, the Series’ allocations to real estate are primarily focused on real estate investment trusts (REITs). We continue to emphasize companies that have stable, consistent cash flows, are well-positioned to benefit from an anticipated improvement in supply/demand dynamics, and/or exhibit a discount relative to value stored in hard assets. This has led us to position the Series in sectors such as Timber REITs, Outdoor Advertising REITs, and Single Family Housing REITs.

As we move into 2018, investors should be aware that global asset markets are coming off a fourth quarter and full year of strong performance. At the same time, last year’s strong returns have been amid an environment of extremely low volatility, particularly in the U.S. equity markets, and the combination of the two have reached historic levels. Although certain major economies continue to move through a later-cycle expansion, investors should temper expectations as generally full valuations and investor complacency add a sense of market vulnerability and highlight the need for an active investment approach.

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Series’ Class S shares is provided above. Performance for the Series’ Class I shares will be higher based on the Class’ lower expenses.

Please see the next pages for additional performance information as of December 31, 2017.

All investments involve risks, including possible loss of principal. An investment in the Series will fluctuate in response to stock market movements and changes in interest rates. Because the Series invests in a combination of other affiliated funds, it is subject to asset allocation risk as well as the risks associated with each underlying fund’s investment portfolio. These may include the risk that dividends may be discontinued or decreased; small-cap/mid-cap risk, including the risk that stocks of small-and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies; risks related to investments in options, which, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk; risks related to the direct ownership of real estate (including REITs) such as interest rate risk, liquidity risk, and changes in property value, among others; foreign investment risk, including fluctuating currency values, different accounting standards, and economic and political instability, as well as the risk that investments in emerging markets may be more volatile than investments in developed markets; issuer-specific risk; and the increased default risk associated with higher-yielding, lower-rated securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Additionally, a portion of the Series’ underlying holdings may be invested in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including, risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. Moreover, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

3

Performance Update - Strategic Income Conservative Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S3	7.17%	4.89%	5.10%
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class I3	7.33%	5.17%	5.35%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[4]	2.27%	1.70%	1.70%
15/5/10/70 Blended Index[5]	6.09%	4.78%	4.82%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S from its inception2 (August 1, 2012) to present (December 31, 2017) to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and the 15/5/10/70 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index are calculated from August 1, 2012, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S and 0.51% for Class I for the year ended December 31, 2017.

4The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 15/5/10/70 Blended Index is represented by 15% Russell 3000® Value Index (Russell 3000 Value), 5% MSCI ACWI ex USA Index (ACWIxUS), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 70% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The MSCI U.S. REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs that are classified in the Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

4

Performance Update - Strategic Income Moderate Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S3	10.39%	7.23%	7.28%
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class I3	10.67%	7.48%	7.53%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	3.54%	2.10%	2.05%
32/8/10/50 Blended Index[5]	8.40%	6.95%	7.11%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S from its inception2 (August 1, 2012) to present (December 31, 2017) to the Bloomberg Barclays U.S. Aggregate Bond Index and the 32/8/10/50 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Bloomberg Barclays U.S. Aggregate Bond Index are calculated from August 1, 2012, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.68% for Class S and 0.43% for Class I for the year ended December 31, 2017.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5For periods from August 1, 2012 through September 30, 2013, the Strategic Income Moderate Benchmark consisted of Russell 3000® Value Index (Russell 3000 Value) (40%), MSCI ACWI ex USA Index (ACWIxUS) (10%), MSCI U.S. Real Estate Investment Trust (REIT) Index (10%), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) (40%). Effective October 1, 2013, it consists of the Russell 3000 Value (32%), ACWIxUS (8%), REIT Index (10%), and BAB (50%). Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The MSCI U.S. REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs that are classified in the Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

5

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD[1] 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO[2]
Strategic Income Conservative Series
Actual (Class S)	$1,000.00	$1,037.70	$1.54	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class I)	$1,000.00	$1,039.10	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD[1] 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO[2]
Strategic Income Moderate Series
Actual (Class S)	$1,000.00	$1,060.40	$1.56	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class I)	$1,000.00	$1,061.80	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

1Expenses are equal to each Class’ annualized expense ratio (for the six month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of each Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

6

Portfolio Composition as of December 31, 2017 - Asset Allocation1

(unaudited)

7

Investment Portfolios - December 31, 2017

STRATEGIC INCOME CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Fund, Inc. - Core Bond Series, Class I	1,490,340	$14,664,942
Manning & Napier Fund, Inc. - Disciplined Value Series, Class I	222,733	3,238,532
Manning & Napier Fund, Inc. - Equity Income Series, Class I	275,424	3,338,142
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	96,726	851,190
Manning & Napier Fund, Inc. - Real Estate Series, Class I	308,888	2,103,527
Manning & Napier Fund, Inc. - Unconstrained Bond Series, Class I	424,013	3,960,277

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $28,335,009)		28,156,610
LIABILITIES, LESS OTHER ASSETS - (0.0%)#		(6,669)

NET ASSETS - 100%		$28,149,941

#Less than 0.1%.

STRATEGIC INCOME MODERATE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Fund, Inc. - Core Bond Series, Class I	1,143,666	$11,253,671
Manning & Napier Fund, Inc. - Disciplined Value Series, Class I	479,731	6,975,296
Manning & Napier Fund, Inc. - Equity Income Series, Class I	615,927	7,465,036
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	189,176	1,664,746
Manning & Napier Fund, Inc. - Real Estate Series, Class I	364,312	2,480,962
Manning & Napier Fund, Inc. - Unconstrained Bond Series, Class I	355,262	3,318,146

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $33,064,964)		33,157,857
LIABILITIES, LESS OTHER ASSETS - (0.0%)#		(7,214)

NET ASSETS - 100%		$33,150,643

#Less than 0.1% .

The accompanying notes are an integral part of the financial statements.

8

Statements of Assets and Liabilities

December 31, 2017

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
ASSETS:

Total investments in Underlying Series:
At value* (Note 2)	$28,156,610	$33,157,857
Receivable from Advisor (Note 3)	8,742	8,312
Receivable for shares of Underlying Series sold	12,549	—
Receivable for fund shares sold	1,477	100
Prepaid expenses	13,440	12,527

TOTAL ASSETS	28,192,818	33,178,796

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	11,927	11,954
Accrued shareholder services fees (Class S) (Note 3)	4,050	4,982
Accrued Chief Compliance Officer service fees (Note 3)	579	579
Accrued Directors’ fees (Note 3)	34	35
Payable for fund shares repurchased	14,026	—
Custodian fees payable	5,678	4,583
Audit fees payable	4,280	4,275
Payable for shares of Underlying Series purchased	—	100
Other payables and accrued expenses	2,303	1,645

TOTAL LIABILITIES	42,877	28,153

TOTAL NET ASSETS	$28,149,941	$33,150,643

NET ASSETS CONSIST OF:
Capital stock	26,911	29,408
Additional paid-in-capital	27,987,149	31,836,005
Accumulated net realized gain on Underlying Series	314,280	1,192,337
Net unrealized appreciation (depreciation) on Underlying Series	(178,399)	92,893

TOTAL NET ASSETS	$28,149,941	$33,150,643

Class S
Net Assets	$18,868,473	$23,580,729
Shares Outstanding	1,804,032	2,091,714
Net Asset Value, Offering Price, and Redemption Price per share	$10.46	$11.27
Class I
Net Assets	$9,281,468	$9,569,914
Shares Outstanding	887,026	849,078
Net Asset Value, Offering Price, and Redemption Price per share	$10.46	$11.27

*At identified cost	$28,335,009	$33,064,964

The accompanying notes are an integral part of the financial statements.

9

Statements of Operations

For the Year Ended December 31, 2017

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
INVESTMENT INCOME:
Income distributions from Underlying Series	$692,088	$804,154

EXPENSES:
Fund accounting and administration fees (Note 3)	48,160	48,196
Shareholder services fees (Class S) (Note 3)	45,211	56,862
Transfer agent fees (Note 3)	6,145	4,448
Chief Compliance Officer service fees (Note 3)	3,819	3,820
Directors’ fees (Note 3)	1,194	1,435
Registration and filing fees	32,677	30,817
Audit fees	19,659	19,675
Custodian fees	11,032	7,720
Printing fees	9,772	10,158
Miscellaneous	5,390	5,467

Total Expenses	183,059	188,598
Less reduction of expenses (Note 3)	(124,420)	(116,446)

Net Expenses	58,639	72,152

NET INVESTMENT INCOME	633,449	732,002

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	(58,905)	(85,582)
Distributions of realized gains from Underlying Series	959,289	1,824,428
Net change in unrealized appreciation (depreciation) on Underlying Series	334,008	582,980

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	1,234,392	2,321,826

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,867,841	$3,053,828

The accompanying notes are an integral part of the financial statements.

10

Statements of Changes in Net Assets

	STRATEGIC INCOME CONSERVATIVE SERIES		STRATEGIC INCOME MODERATE SERIES
	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$633,449	$475,989	$732,002	$539,927
Net realized gain (loss) on Underlying Series	(58,905)	(391,149)	(85,582)	(270,506)
Distributions of realized gains from Underlying Series	959,289	348,328	1,824,428	493,674
Net change in unrealized appreciation (depreciation) on underlying series	334,008	687,902	582,980	1,052,606

Net increase from operations	1,867,841	1,121,070	3,053,828	1,815,701

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(455,527)	(425,185)	(620,933)	(593,606)
From net investment income (Class I)	(245,052)	(229,331)	(249,695)	(138,150)
From net realized gain on investments (Class S)	(91,450)	(156,685)	(267,579)	(463,018)
From net realized gain on investments (Class I)	(45,431)	(70,251)	(78,730)	(102,795)

Total distributions to shareholders	(837,460)	(881,452)	(1,216,937)	(1,297,569)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	5,068,456	1,760,174	8,500,418	2,306,713

Net increase in net assets	6,098,837	1,999,792	10,337,309	2,824,845

NET ASSETS:

Beginning of year	22,051,104	20,051,312	22,813,334	19,988,489

End of year (including undistributed net investment income of $0, $697, $0 and $0, respectively)	$28,149,941	$22,051,104	$33,150,643	$22,813,334

The accompanying notes are an integral part of the financial statements.

11

Financial Highlights

	FOR THE YEAR ENDED
STRATEGIC INCOME CONSERVATIVE SERIES CLASS S	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.05	$9.87	$10.33	$10.24	$10.07

Income from investment operations:
Net investment income[1,2]	0.23	0.23	0.23	0.37	0.39
Net realized and unrealized gain (loss) on investments	0.49	0.37	(0.23)	0.28	0.10

Total from investment operations	0.72	0.60	—	0.65	0.49

Less distributions to shareholders:
From net investment income	(0.26)	(0.31)	(0.19)	(0.35)	(0.30)
From net realized gain on investments	(0.05)	(0.11)	(0.27)	(0.21)	(0.02)

Total distributions to shareholders	(0.31)	(0.42)	(0.46)	(0.56)	(0.32)

Net asset value - End of year	$10.46	$10.05	$9.87	$10.33	$10.24

Net assets - End of year (000’s omitted)	$18,868	$14,588	$13,420	$15,394	$8,927

Total return[3]	7.17%	6.13%	0.08%	6.30%	4.96%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[6]	0.30%[7]
Net investment income[2]	2.27%	2.26%	2.28%	3.50%	3.84%
Series portfolio turnover[8]	21%	41%	90%	39%	116%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.46%[4]	0.59%[4]	0.46%[5]	0.43%[6]	1.23%[7]
	FOR THE YEAR ENDED
STRATEGIC INCOME CONSERVATIVE SERIES CLASS I	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.06	$9.87	$10.33	$10.24	$10.06

Income from investment operations:
Net investment income[1,2]	0.26	0.25	0.21	0.41	0.43
Net realized and unrealized gain (loss) on investments	0.47	0.38	(0.18)	0.26	0.09

Total from investment operations	0.73	0.63	0.03	0.67	0.52

Less distributions to shareholders:
From net investment income	(0.28)	(0.33)	(0.22)	(0.37)	(0.32)
From net realized gain on investments	(0.05)	(0.11)	(0.27)	(0.21)	(0.02)

Total distributions to shareholders	(0.33)	(0.44)	(0.49)	(0.58)	(0.34)

Net asset value - End of year	$10.46	$10.06	$9.87	$10.33	$10.24

Net assets - End of year (000’s omitted)	$9,281	$7,463	$6,632	$12,267	$4,013

Total return[3]	7.33%	6.49%	0.34%	6.55%	5.28%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	2.54%	2.42%	2.08%	3.92%	4.19%
Series portfolio turnover[8]	21%	41%	90%	39%	116%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.46%[4]	0.59%[4]	0.46%[5]	0.41%[6]	1.23%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.54%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.50%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.48%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.64%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

	FOR THE YEAR ENDED
STRATEGIC INCOME MODERATE SERIES CLASS S	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.60	$10.31	$10.84	$10.80	$10.07

Income (loss) from investment operations:
Net investment income[1,2]	0.25	0.27	0.25	0.38	0.32
Net realized and unrealized gain (loss) on investments	0.84	0.66	(0.36)	0.34	0.82

Total from investment operations	1.09	0.93	(0.11)	0.72	1.14

Less distributions to shareholders:
From net investment income	(0.30)	(0.36)	(0.20)	(0.37)	(0.30)
From net realized gain on investments	(0.12)	(0.28)	(0.22)	(0.31)	(0.11)

Total distributions to shareholders	(0.42)	(0.64)	(0.42)	(0.68)	(0.41)

Net asset value - End of year	$11.27	$10.60	$10.31	$10.84	$10.80

Net assets - End of year (000’s omitted)	$23,581	$19,062	$16,040	$15,751	$6,722

Total return[3]	10.39%	9.10%	(1.01%)	6.66%	11.49%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[6]	0.30%[7]
Net investment income[2]	2.30%	2.55%	2.29%	3.37%	2.99%
Series portfolio turnover[8]	12%	28%	74%	35%	78%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.38%[4]	0.56%[4]	0.57%[5]	0.73%[6]	1.82%[7]
	FOR THE YEAR ENDED
STRATEGIC INCOME MODERATE SERIES CLASS I	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.60	$10.31	$10.84	$10.80	$10.07

Income (loss) from investment operations:
Net investment income[1,2]	0.29	0.28	0.30	0.41	0.55
Net realized and unrealized gain (loss) on investments	0.82	0.67	(0.39)	0.34	0.62

Total from investment operations	1.11	0.95	(0.09)	0.75	1.17

Less distributions to shareholders:
From net investment income	(0.32)	(0.38)	(0.22)	(0.40)	(0.33)
From net realized gain on investments	(0.12)	(0.28)	(0.22)	(0.31)	(0.11)

Total distributions to shareholders	(0.44)	(0.66)	(0.44)	(0.71)	(0.44)

Net asset value - End of year	$11.27	$10.60	$10.31	$10.84	$10.80

Net assets - End of year (000’s omitted)	$9,570	$3,752	$3,948	$2,136	$1,373

Total return[3]	10.67%	9.36%	(0.76%)	6.90%	11.73%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	2.66%	2.63%	2.76%	3.65%	5.17%
Series portfolio turnover[8]	12%	28%	74%	35%	78%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.38%[4]	0.56%[4]	0.67%[5]	0.73%[6]	1.82%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.59% .

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.57% .

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.49% .

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.65% .

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

13

Notes to Financial Statements

1.	Organization

Strategic Income Conservative Series and Strategic Income Moderate Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Strategic Income Conservative Series’ investment objective is to manage against capital risk and generate income with a secondary goal of pursuing long-term capital growth. Strategic Income Moderate Series’ investment objective is to manage against capital risk while generating income and pursuing long-term capital growth.

Each Series seeks to achieve its investment objective by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”). As of December 31, 2017, the Underlying Series include the Core Bond Series, Unconstrained Bond Series, Disciplined Value Series, High Yield Bond Series, Real Estate Series and Equity Income Series of the Fund for Strategic Income Conservative Series and Strategic Income Moderate Series. The financial statements of the Underlying Series, which are available at www.manning-napier.com, should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue two classes of shares (Class S and I). Each class of shares is substantially the same, except that Class S shares bear a shareholder services fee.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 100 million each have been designated in each of the Series for Class S common stock and in each of the Series for Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

14

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

	STRATEGIC INCOME CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$28,156,610	$28,156,610	$—	$—

Total assets:	$28,156,610	$28,156,610	$—	$—

	STRATEGIC INCOME MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$33,157,857	$33,157,857	$—	$—

Total assets:	$33,157,857	$33,157,857	$—	$—

There were no Level 2 or Level 3 securities held by either of the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Expenses included in the accompanying Statements of Operations do not include any expense of the Underlying Series.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend,

16

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder service plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client services, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has contractually agreed, until at least April 30, 2018, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of each class’ shareholder services fee, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended December 31, 2017, the Advisor reimbursed expenses of $124,420 for Strategic Income Conservative Series and $116,446 for Strategic Income Moderate Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets with an annual base fee of $45,400 per Strategic Income series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.00225% of average daily net assets with an annual base fee of $45,400 per Strategic Income series.

Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Strategic Income Conservative Series	$11,400,293	$5,580,565
Strategic Income Moderate Series	$13,583,111	$3,747,525

17

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers of Manning & Napier during the year ended December 31, 2017 is set forth below:

STRATEGIC INCOME CONSERVATIVE SERIES	VALUE AT 12/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/17	SHARES HELD AT 12/31/17	DIVIDEND INCOME 1/1/17 THROUGH 12/31/17	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/17 THROUGH 12/31/17	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATON)
Core Bond Series - Class I	$11,553,580	$5,928,152	$2,901,894	$14,664,942	1,490,340	$311,600	$(11,115)	$116,144
Disciplined Value Series - Class I	2,608,434	1,368,035	669,668	3,238,532	222,733	77,049	695,551	(66,551)
Equity Income Series - Class I	2,400,759	1,254,032	613,862	3,338,142	275,424	63,789	160,953	209,306
High Yield Bond Series - Class I	661,857	342,009	167,417	851,190	96,726	50,395	(4,622)	19,363
Real Estate Series - Class I	1,712,176	912,024	446,445	2,103,527	308,888	85,616	71,271	20,942
Unconstrained Bond Series - Class I	3,124,973	1,596,041	781,279	3,960,277	424,013	103,639	(11,654)	34,804

	$22,061,779	$11,400,293	$5,580,565	$28,156,610		$692,088	$900,384	$334,008

STRATEGIC INCOME MODERATE SERIES	VALUE AT 12/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/17	SHARES HELD AT 12/31/17	DIVIDEND INCOME 1/1/17 THROUGH 12/31/17	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/17 THROUGH 12/31/17	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATON)
Core Bond Series - Class I	$7,847,955	$4,618,258	$1,274,159	$11,253,671	1,143,666	$230,080	$2,459	$73,567
Disciplined Value Series - Class I	4,968,804	2,988,284	824,455	6,975,296	479,731	160,182	1,428,218	(126,812)
Equity Income Series - Class I	4,762,488	2,852,453	786,980	7,465,036	615,927	136,720	205,843	590,187
High Yield Bond Series - Class I	1,146,151	679,156	187,376	1,664,746	189,176	94,988	(3,797)	30,613
Real Estate Series - Class I	1,780,911	1,086,649	299,802	2,480,962	364,312	98,067	110,903	(7,503)
Unconstrained Bond Series - Class I	2,318,565	1,358,311	374,753	3,318,146	355,262	84,117	(4,780)	22,928

	$22,824,874	$13,583,111	$3,747,525	$33,157,857		$804,154	$1,738,846	$582,980

18

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares were:

STRATEGIC INCOME CONSERVATIVE SERIES:	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	770,586	$7,910,028	432,220	$4,418,471	283,406	$2,930,656	333,797	$3,431,363
Reinvested	49,615	515,766	55,676	562,452	27,949	290,483	29,918	301,686
Repurchased	(467,299)	(4,842,097)	(396,511)	(3,980,728)	(166,435)	(1,736,380)	(293,517)	(2,973,070)

Total	352,902	$3,583,697	91,385	$1,000,195	144,920	$1,484,759	70,198	$759,979

STRATEGIC INCOME MODERATE SERIES:	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	549,029	$5,973,649	438,494	$4,678,363	616,594	$6,687,602	12,846	$141,181
Reinvested	73,935	821,554	92,565	983,310	29,346	326,297	22,899	242,756
Repurchased	(329,757)	(3,653,492)	(288,012)	(3,050,696)	(150,859)	(1,655,192)	(64,637)	(688,201)

Total	293,207	$3,141,711	243,047	$2,610,977	495,081	$5,358,707	(28,892)	$(304,264)

At December 31, 2017, approximately 6% of the shares outstanding of the Strategic Income Moderate Series are fiduciary accounts where the Advisor has sole investment discretion.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Underlying Series to close out their position(s); and documentation risk relating to disagreement over contract terms. Unconstrained Bond Series held futures contracts and forward foreign currency exchange contracts at December 31, 2017.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and distributions from the Underlying Series. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, $66,433 and $138,626 was reclassified within the capital accounts to Undistributed Net Investment Income from Accumulated Net Realized Gain on Underlying Series for Strategic Income Conservative Series and Strategic Income Moderate Series, respectively. Any such reclassifications are not reflected in the financial highlights.

19

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Ordinary income (2017)	$700,033	$869,698
Ordinary income (2016)	$654,516	$733,206
Long-term capital gain (2017)	$137,427	$347,239
Long-term capital gain (2016)	$226,936	$564,363

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Cost for federal income tax purposes	$28,919,278	$33,561,754
Unrealized appreciation	328,403	780,872
Unrealized depreciation	(1,091,071)	(1,184,769)

Net unrealized depreciation	$(762,668)	$(403,897)

Undistributed long-term capital gains	$898,549	$1,689,127

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of – Strategic Income Conservative Series and Strategic Income Moderate Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Strategic Income Conservative Series and Strategic Income Moderate Series (two of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

21

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Strategic Income Conservative Series	$199,833
Strategic Income Moderate Series	$420,766

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Strategic Income Conservative Series	24.67%
Strategic Income Moderate Series	41.90%

The Series designates Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2017 as follows:

Series	Long-Term Cap Gain Designation
Strategic Income Conservative Series	$1,037,689
Strategic Income Moderate Series	$1,822,987

22

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non- U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

23

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)( 2000-2010);
Cheyne Capital International (investment)( 2000-2017); GMP Companies (investment)( 2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

25

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)( 2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non- profit)( 2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)( 2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

26

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:	Principal Financial Officer since 2002; Chief Financial Officer since 2001 Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc. Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

{This page intentionally left blank}

28

{This page intentionally left blank}

29

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNSTI-12/17-AR

Global Fixed Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

Global Fixed Income Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world. This Series provides access to a diversified portfolio of developed and emerging market bonds primarily consisting of government debt and investment grade corporate debt, bank debt, securitized/collateralized instruments, and money market securities. A substantial portion of its assets may be in high-yield, high-risk bonds. At least 40% of the portfolio will be invested in non-U.S. securities.

Performance Commentary

The ICE Bank of America Merrill Lynch Global Broad Market Index experienced a positive return of 6.95% in 2017. The Global Fixed Income Series experienced positive returns as well, with the Class S shares returning 6.26%, slightly underperforming the benchmark.

Contributing to strong performance for the year was the Series’ overweight to Mexico and Spain relative to the benchmark. Underperformance largely occurred during the fourth quarter given the weakness in the U.S. dollar, as the Series is underweight Japanese yen-denominated securities relative to the benchmark, and roughly half of the exposure to euro-denominated securities is hedged. With respect to Japan, given that yields for bonds with maturities of 10 years or less remain negative and given debt dynamics within Japan (i.e., the Bank of Japan’s monetary stimulus program), we feel that Japanese fixed income is an unattractive area. In regards to the euro, we feel that the market is too aggressively pricing in rate hikes from the European Central Bank, and we see the euro/US dollar pair trading closer to interest rate differentials, potentially leading to a depreciation in the euro.

Identifying opportunities in the fixed income sector during 2018 will remain challenging; however, we will continue to look at conditions of each economic/political environment, as well as the valuation of interest rates and the currency of each country, to identify areas of potential risks and opportunities in an effort to help investors meet their financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Global Fixed Income Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2017.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Additionally, funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability.

2

Global Fixed Income Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class S3,4	6.26%	0.06%	0.23%
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I3	6.34%	0.20%	0.37%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) Global Broad Market Index[5]	6.95%	0.94%	0.83%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I from its inception2 (October 1, 2012) to present (December 31, 2017) to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) Global Broad Market Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from October 1, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.85% for Class S and 0.70% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.89% for Class S and 0.74% for Class I for the year ended December 31, 2017.

4For periods prior to the inception of Class S on April 1, 2013, the performance figures are hypothetical and reflect the performance of the Class I shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) Global Broad Market Index is a capitalization-weighted index that tracks the performance of publicly issued debt in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The Index is rebalanced on the last calendar day of each month and only includes investment-grade securities with maturities of at least one year and a fixed coupon schedule. Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Global Fixed Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,011.50	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000.00	$1,006.30	$3.54	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Global Fixed Income Series

Portfolio Composition as of December 31, 2017

(unaudited)

5

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS - 20.8%

Non-Convertible Corporate Bonds - 20.8%
Consumer Discretionary - 2.3%
Auto Components - 0.3%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	A3	430,000	$456,988
Techniplas LLC (United States)[3], 10.00%, 5/1/2020	Caa2	125,000	102,500

			559,488

Household Durables - 0.7%
Century Communities, Inc. (United States), 5.875%, 7/15/2025	B3	180,000	180,900
Meritage Homes Corp. (United States), 5.125%, 6/6/2027	Ba2	90,000	91,575
NVR, Inc. (United States), 3.95%, 9/15/2022	Baa2	640,000	668,107
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc. (United States), 4.375%, 6/15/2019	Ba3	90,000	91,800
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc. (United States), 5.875%, 6/15/2024	Ba3	70,000	74,725
Weekley Homes LLC - Weekley Finance Corp. (United States), 6.00%, 2/1/2023	B3	115,000	114,425
Weekley Homes LLC - Weekley Finance Corp. (United States)[3], 6.625%, 8/15/2025	B3	130,000	129,350

			1,350,882

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. (United States)[3], 3.15%, 8/22/2027	Baa1	350,000	350,527

Media - 0.8%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp. (United States), 4.464%, 7/23/2022	Ba1	40,000	41,734
Comcast Corp. (United States), 4.40%, 8/15/2035	A3	439,000	479,956
CSC Holdings, LLC (United States), 5.25%, 6/1/2024	B2	180,000	177,300
Discovery Communications LLC (United States), 3.95%, 3/20/2028	Baa3	520,000	517,221
DISH DBS Corp. (United States), 5.875%, 7/15/2022	Ba3	40,000	40,200
Sirius XM Radio, Inc. (United States)[3], 3.875%, 8/1/2022	Ba3	40,000	40,100
UPCB Finance IV Ltd. (Netherlands)[3], 5.375%, 1/15/2025	Ba3	200,000	201,380

			1,497,891

Multiline Retail - 0.2%
Dollar General Corp. (United States), 3.25%, 4/15/2023	Baa2	390,000	395,259

Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. (United States)[3], 4.875%, 5/15/2026	Ba2	90,000	92,250

Total Consumer Discretionary			4,246,297

Consumer Staples - 0.9%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	A3	610,000	970,130
PepsiCo, Inc. (United States), 3.10%, 7/17/2022	A1	370,000	378,865

			1,348,995

The accompanying notes are an integral part of the financial statements.

6

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING [1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food & Staples Retailing - 0.1%
Albertsons Cos, LLC - Safeway, Inc. - New Albertson’s, Inc. - Albertson’s, LLC (United States), 5.75%, 3/15/2025	B3		25,000	$22,550
C&S Group Enterprises LLC (United States)[3], 5.375%, 7/15/2022	Ba3		180,000	169,650
Rite Aid Corp. (United States)[3], 6.125%, 4/1/2023	B3		25,000	22,563

				214,763

Total Consumer Staples				1,563,758

Energy - 3.2%
Energy Equipment & Services - 0.2%
McDermott International, Inc. (United States)[3], 8.00%, 5/1/2021	B2		130,000	133,620
Trinidad Drilling Ltd. (Canada)[3], 6.625%, 2/15/2025	Caa1		135,000	128,250

				261,870

Oil, Gas & Consumable Fuels - 3.0%
Boardwalk Pipelines LP (United States), 5.95%, 6/1/2026	Baa3		430,000	479,644
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	A1		760,000	789,618
Cheniere Corpus Christi Holdings, LLC (United States), 7.00%, 6/30/2024	Ba3		140,000	159,338
Cheniere Energy Partners LP (United States)[3], 5.25%, 10/1/2025	Ba2		130,000	132,275
ConocoPhillips Co. (United States), 3.35%, 5/15/2025	Baa1		400,000	411,986
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	WR	[4]	135,000	136,013
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	Baa3		350,000	351,476
Enviva Partners LP - Enviva Partners Finance Corp. (United States), 8.50%, 11/1/2021	B2		130,000	138,450
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	WR	[4]	130,000	137,475
Hilcorp Energy I LP - Hilcorp Finance Co. (United States)[3], 5.75%, 10/1/2025	Ba2		125,000	127,812
Jonah Energy LLC - Jonah Energy Finance Corp. (United States)[3], 7.25%, 10/15/2025	B3		180,000	181,350
Kinder Morgan Energy Partners LP (United States), 4.30%, 5/1/2024	Baa3		820,000	853,749
PBF Holding Co., LLC - PBF Finance Corp. (United States), 7.25%, 6/15/2025	B1		100,000	105,000
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	Baa3		325,000	368,469
Rockies Express Pipeline, LLC (United States)[3], 5.625%, 4/15/2020	Ba2		175,000	183,313
SemGroup Corp. (United States)[3], 6.375%, 3/15/2025	B3		120,000	118,200
Seven Generations Energy Ltd. (Canada)[3], 5.375%, 9/30/2025	Ba3		90,000	90,900
Southwestern Energy Co. (United States), 6.70%, 1/23/2025	B1		100,000	103,875
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp. (United States)[3], 5.50%, 9/15/2024	Ba3		180,000	184,725

The accompanying notes are an integral part of the financial statements.

7

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING [1]		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Partners LP (United States), 3.75%, 6/15/2027	Baa3			490,000	$491,018

					5,544,686

Total Energy					5,806,556

Financials - 7.1%
Banks - 4.0%
Asian Development Bank (Supranational), 1.00%, 8/16/2019	Aaa			1,000,000	984,047
Banco Santander S.A. (Spain)[5], 4.00%, 4/7/2020	Aa2		EUR	100,000	131,474
Bank of America Corp. (United States), 4.00%, 1/22/2025	Baa2			595,000	619,015
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021	Baa3			310,000	377,807
BNP Paribas Home Loan Covered Bonds S.A. (France)[5], 3.75%, 4/20/2020	AAA	[6]	EUR	50,000	65,641
Citigroup, Inc. (United States), 3.875%, 3/26/2025	Baa3			800,000	818,919
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1			380,000	385,070
JPMorgan Chase & Co. (United States)[7], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023	A3			775,000	775,751
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	Baa1			787,000	825,210
Popular, Inc. (United States), 7.00%, 7/1/2019	B2			135,000	140,400
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	Aaa		CAD	1,995,000	1,596,016
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023	Ba1			40,000	44,046
Santander Holdings USA, Inc. (United States)[3], 3.40%, 1/18/2023	Baa3			615,000	612,604

					7,376,000

Capital Markets - 0.9%
The Goldman Sachs Group, Inc. (United States), 4.25%, 10/21/2025	Baa2			390,000	407,601
Morgan Stanley (United States)[8], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024	A3			600,000	612,617
Morgan Stanley (United States), 5.00%, 11/24/2025	Baa2			550,000	601,833

					1,622,051

Consumer Finance - 0.1%
Ally Financial, Inc. (United States), 3.50%, 1/27/2019	Ba3			55,000	55,275
Navient Corp. (United States), 6.125%, 3/25/2024	Ba3			85,000	86,062
SLM Corp. (United States), 5.125%, 4/5/2022	Ba2			145,000	150,800

					292,137

Diversified Financial Services - 0.9%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021	Baa3			765,000	803,417
Aircastle Ltd. (United States), 6.25%, 12/1/2019	Ba1			55,000	58,025
E*TRADE Financial Corp. (United States), 2.95%, 8/24/2022	Baa3			350,000	347,045
International Lease Finance Corp. (United States), 6.25%, 5/15/2019	Baa3			95,000	99,551
LPL Holdings, Inc. (United States)[3], 5.75%, 9/15/2025	B2			85,000	86,489

The accompanying notes are an integral part of the financial statements.

8

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Oxford Finance, LLC - Oxford Finance Co.-Issuer II, Inc. (United States)[3], 6.375%, 12/15/2022	Ba3	125,000	$129,063
Park Aerospace Holdings Ltd. (Ireland)[3], 4.50%, 3/15/2023	Ba3	75,000	71,625

			1,595,215

Insurance - 1.1%
American International Group, Inc. (United States), 4.125%, 2/15/2024	Baa1	570,000	602,264
Assured Guaranty US Holdings, Inc. (United States), 5.00%, 7/1/2024	Baa2	925,000	996,600
Prudential Financial, Inc. (United States)[7], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	Baa2	370,000	404,225

			2,003,089

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp. (United States)[3], 5.875%, 8/1/2021	Ba3	125,000	128,750

Total Financials			13,017,242

Health Care - 1.6%
Biotechnology - 0.1%
AMAG Pharmaceuticals, Inc. (United States)[3], 7.875%, 9/1/2023	Ba3	100,000	97,375

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc. (United States)[3], 5.00%, 2/15/2025	B1	90,000	91,773

Health Care Providers & Services - 1.5%
DaVita, Inc. (United States), 5.00%, 5/1/2025	Ba3	130,000	129,961
Express Scripts Holding Co. (United States), 3.50%, 6/15/2024	Baa2	375,000	378,317
FMC Finance VIII S.A. (Germany)[3,5], 6.50%, 9/15/2018	Baa3	EUR 1,540,000	1,930,207
Fresenius Medical Care US Finance II, Inc. (Germany)[3], 6.50%, 9/15/2018	Baa3	55,000	56,711
HCA Healthcare, Inc. (United States), 6.25%, 2/15/2021	B1	40,000	42,400
HCA, Inc. (United States), 3.75%, 3/15/2019	Ba1	40,000	40,350
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A. (United States)[3], 6.625%, 5/15/2022	Caa2	90,000	90,450
Tenet Healthcare Corp. (United States), 6.75%, 2/1/2020	Caa1	40,000	40,400

			2,708,796

Pharmaceuticals - 0.0%##
Valeant Pharmaceuticals International, Inc. (United States)[3], 6.50%, 3/15/2022	Ba3	25,000	26,250

Total Health Care			2,924,194

Industrials - 0.4%
Airlines - 0.1%
Allegiant Travel Co. (United States), 5.50%, 7/15/2019	B1	95,000	97,494

The accompanying notes are an integral part of the financial statements.

9

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
American Airlines Group, Inc. (United States)[3], 5.50%, 10/1/2019	B1	85,000	$87,337

			184,831

Building Products - 0.1%
Airxcel, Inc. (United States)[3], 8.50%, 2/15/2022	B2	135,000	143,100

Construction & Engineering - 0.1%
Tutor Perini Corp. (United States)[3], 6.875%, 5/1/2025	B1	135,000	145,125

Machinery - 0.0%##
Xerium Technologies, Inc. (United States), 9.50%, 8/15/2021	B2	100,000	101,250

Marine - 0.1%
Global Ship Lease, Inc. (United Kingdom)[3], 9.875%, 11/15/2022	B3	175,000	180,906

Total Industrials			755,212

Information Technology - 1.1%
Internet Software & Services - 0.7%
Activision Blizzard, Inc. (United States), 3.40%, 6/15/2027	Baa2	760,000	765,347
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	A1	515,000	514,870

			1,280,217

IT Services - 0.3%
Visa, Inc. (United States), 2.80%, 12/14/2022	A1	565,000	573,278

Semiconductors & Semiconductor Equipment - 0.1%
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	B3	145,000	140,650

Total Information Technology			1,994,145

Materials - 1.8%
Chemicals - 0.4%
CF Industries, Inc. (United States), 7.125%, 5/1/2020	Ba3	12,000	13,084
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[3], 8.375%, 12/1/2022	B3	115,000	116,150
NOVA Chemicals Corp. (Canada)[3], 4.875%, 6/1/2024	Ba2	100,000	99,750
Solvay Finance America LLC (Belgium)[3], 3.40%, 12/3/2020	Baa2	380,000	388,021

			617,005

Metals & Mining - 1.2%
Anglo American Capital plc (United Kingdom)[3], 4.00%, 9/11/2027	Baa3	695,000	690,357
ArcelorMittal (Luxembourg), 5.75%, 8/5/2020	Ba1	25,000	26,375
Corp Nacional del Cobre de Chile (Chile)[3], 3.625%, 8/1/2027	A3	695,000	695,757
Freeport-McMoRan, Inc. (United States), 4.00%, 11/14/2021	B1	25,000	25,000
Mountain Province Diamonds, Inc. (Canada)[3], 8.00%, 12/15/2022	B3	95,000	93,931
Northwest Acquisitions ULC - Dominion Finco, Inc. (United States)[3], 7.125%, 11/1/2022	Ba3	220,000	227,150

The accompanying notes are an integral part of the financial statements.

10

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	Baa2	461,000	$478,070

			2,236,640

Paper & Forest Products - 0.2%
Domtar Corp. (United States), 4.40%, 4/1/2022	Baa3	390,000	410,292

Total Materials			3,263,937

Real Estate - 0.6%
Equity Real Estate Investment Trusts (REITS) - 0.5%
American Tower Corp. (United States), 3.30%, 2/15/2021	Baa3	770,000	784,118
iStar, Inc. (United States), 5.25%, 9/15/2022	B1	135,000	135,844
Starwood Property Trust, Inc. (United States)[3], 4.75%, 3/15/2025	Ba3	70,000	69,475

			989,437

Real Estate Management & Development - 0.1%
Greystar Real Estate Partners, LLC (United States)[3], 5.75%, 12/1/2025	B2	135,000	139,050

Total Real Estate			1,128,487

Telecommunication Services - 1.3%
Diversified Telecommunication Services - 1.0%
AT&T, Inc. (United States), 3.90%, 8/14/2027	Baa1	700,000	704,677
CenturyLink, Inc. (United States), 7.50%, 4/1/2024	B2	90,000	89,775
Verizon Communications, Inc. (United States), 4.125%, 3/16/2027	Baa1	900,000	938,442

			1,732,894

Wireless Telecommunication Services - 0.3%
Hughes Satellite Systems Corp. (United States), 5.25%, 8/1/2026	Ba2	230,000	234,600
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	Ba2	260,000	259,350
Sprint Communications, Inc. (United States)[3], 9.00%, 11/15/2018	B1	40,000	42,104
Sprint Communications, Inc. (United States), 7.00%, 8/15/2020	B3	40,000	42,400

			578,454

Total Telecommunication Services			2,311,348

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
American Water Capital Corp. (United States), 2.95%, 9/1/2027	A3	700,000	692,763
Atlantica Yield plc (Spain)[3], 7.00%, 11/15/2019	B2	200,000	210,750

Total Utilities			903,513

TOTAL CORPORATE BONDS (Identified Cost $37,871,007)			37,914,689

The accompanying notes are an integral part of the financial statements.

11

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 2.5%
BMW Vehicle Owner Trust, Series 2016-A, Class A3 (United States), 1.16%, 11/25/2020	Aaa		500,000	$496,150
CarMax Auto Owner Trust, Series 2016-4, Class A2 (United States), 1.21%, 11/15/2019	Aaa		213,718	213,269
Chase Issuance Trust, Series 2015-A5, Class A5 (United States), 1.36%, 4/15/2020	AAA	[6]	500,000	499,460
Chesapeake Funding II LLC, Series 2017-2A, Class A1 (United States)[3], 1.99%, 5/15/2029	Aaa		250,000	249,196
GM Financial Automobile Leasing Trust, Series 2015-2, Class A3 (United States), 1.68%, 12/20/2018	Aaa		145,251	145,224
Home Partners of America Trust, Series 2016-1, Class A (United States)[3,8], (1 mo. LIBOR US + 1.650%), 3.11%, 3/17/2033	Aaa		267,259	268,875
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2 (United States), 1.04%, 4/18/2019	AAA	[6]	225,812	225,385
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3 (United States), 1.35%, 8/15/2019	Aaa		450,000	448,470
Navient Student Loan Trust, Series 2016-3A, Class A1 (United States)[3,8], (1 mo. LIBOR US + 0.600%), 2.152%, 6/25/2065	AAA	[6]	148,868	149,143
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A (United States)[3], 1.75%, 7/25/2040	AAA	[6]	364,217	362,745
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX (United States)[3], 2.05%, 1/25/2041	AAA		150,000	149,610
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX (United States)[3], 2.84%, 1/25/2041	AAA		150,000	150,200
South Carolina Student Loan Corp., Series 2005, Class A3 (United States)[8], (3 mo. LIBOR US + 0.140%), 1.621%, 12/1/2023	Aaa		210,015	210,002
Tricon American Homes Trust, Series 2016-SFR1, Class A (United States)[3], 2.589%, 11/17/2033	Aaa		400,000	394,380
Tricon American Homes Trust, Series 2017-SFR2, Class A (United States)[3], 2.928%, 1/17/2036	Aaa		500,000	497,947

TOTAL ASSET-BACKED SECURITIES (Identified Cost $4,468,238)				4,460,056

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.8%
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.523%, 10/25/2021	Aaa		3,927,022	187,539
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2[9], 3.32%, 2/25/2023	Aaa		860,000	894,198
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.206%, 4/25/2023	Aaa		22,441,202	214,904
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[9], 1.547%, 10/25/2018	Aaa		5,637,006	50,987
JP Morgan Mortgage Trust, Series 2017-6, Class A3 (United States)[3,9], 3.50%, 12/25/2048	Aaa		500,000	506,836

The accompanying notes are an integral part of the financial statements.

12

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Mortgage Trust, Series 2017-6, Class A5 (United States)[3,9], 3.50%, 12/25/2048	Aaa			500,000	$506,641
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1 (United States)[3,9], 3.75%, 8/25/2055	Aaa			149,706	153,336
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1 (United States)[3,9], 3.75%, 11/25/2056	AAA	[6]		194,025	198,253
SBA Small Business Investment Companies, Series 2015-10A, Class 1 (United States), 2.517%, 3/10/2025	Aaa			235,271	235,803
Towd Point Mortgage Trust, Series 2016-5, Class A1 (United States)[3,9], 2.50%, 10/25/2056	Aaa			367,494	364,848

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $3,156,578)					3,313,345

FOREIGN GOVERNMENT BONDS - 42.6%
Australia Government Bond (Australia), 4.50%, 4/15/2020	Aaa		AUD	600,000	493,563
Australia Government Bond (Australia), 3.25%, 4/21/2025	Aaa		AUD	1,700,000	1,389,351
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2025	Ba2		BRL	1,500,000	451,647
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Ba2			600,000	610,200
Bundesrepublik Deutschland (Germany)[5], 1.50%, 9/4/2022	Aaa		EUR	3,000,000	3,894,226
Bundesrepublik Deutschland (Germany)[5], 1.00%, 8/15/2024	Aaa		EUR	4,775,000	6,092,158
Bundesrepublik Deutschland (Germany), 0.50%, 8/15/2027	Aaa		EUR	1,500,000	1,811,292
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	Aaa		CAD	2,485,000	2,024,099
Canadian Government Bond (Canada), 2.75%, 6/1/2022	Aaa		CAD	2,500,000	2,065,672
Chile Government Bond (Chile), 5.50%, 8/5/2020	Aa3		CLP	700,000,000	1,190,489
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	Aa2			1,500,000	1,486,753
French Republic Government Bond OAT (France)[5], 0.00%, 5/25/2022	Aa2		EUR	5,300,000	6,396,960
French Republic Government Bond OAT (France)[5], 0.25%, 11/25/2026	Aa2		EUR	6,050,000	7,073,964
Ireland Government Bond (Ireland)[5], 0.80%, 3/15/2022	A2		EUR	2,000,000	2,489,940
Ireland Government Bond (Ireland)[5], 3.90%, 3/20/2023	A2		EUR	750,000	1,077,670
Italy Buoni Poliennali Del Tesoro (Italy)[5], 1.45%, 9/15/2022	Baa2		EUR	500,000	619,070
Italy Buoni Poliennali Del Tesoro (Italy), 1.50%, 6/1/2025	Baa2		EUR	975,000	1,165,590
Japan Government Two Year Bond (Japan)[5], 0.10%, 10/15/2018	A1		JPY	150,000,000	1,333,832
The Korea Development Bank (South Korea), 1.375%, 9/12/2019	Aa2			2,200,000	2,150,802
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3		MXN	57,500,000	2,948,036
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	A3		MXN	71,000,000	3,487,621
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3		MXN	64,000,000	3,115,649
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	A3		MXN	6,500,000	330,760
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	Aaa		SGD	4,515,000	3,415,223
Spain Government Bond (Spain)[3,5], 5.40%, 1/31/2023	Baa2		EUR	3,505,000	5,254,464
Spain Government Bond (Spain)[3,5], 1.60%, 4/30/2025	Baa2		EUR	2,200,000	2,760,047
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019	Aa1			2,000,000	1,968,720
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	Aa2		GBP	2,610,000	3,553,485
United Kingdom Gilt (United Kingdom), 1.75%, 9/7/2022	Aa2		GBP	2,800,000	3,959,226

The accompanying notes are an integral part of the financial statements.

13

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)
United Kingdom Gilt (United Kingdom), 1.25%, 7/22/2027	WR4	GBP	2,200,000	$2,977,957

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $80,084,480)				77,588,466

U.S. TREASURY SECURITIES - 19.9%

U.S. Treasury Bonds - 5.2%
U.S. Treasury Bond, 6.25%, 5/15/2030			2,600,000	3,655,336
U.S. Treasury Bond, 4.75%, 2/15/2037			1,400,000	1,865,117
U.S. Treasury Bond, 2.50%, 2/15/2045			2,600,000	2,478,633
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042			1,424,564	1,438,429

Total U.S. Treasury Bonds
(Identified Cost $9,462,700)				9,437,515

U.S. Treasury Notes - 14.7%
U.S. Treasury Floating Rate Note[8], (3 mo. US Treasury Bill Yield + 0.272%), 1.707%, 1/31/2018			2,930,000	2,930,696
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020			969,036	967,049
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023			1,330,444	1,320,112
U.S. Treasury Note, 0.75%, 4/15/2018			1,440,000	1,437,517
U.S. Treasury Note, 1.375%, 4/30/2020			5,160,000	5,096,105
U.S. Treasury Note, 1.125%, 7/31/2021			3,750,000	3,626,367
U.S. Treasury Note, 1.75%, 4/30/2022			4,220,000	4,147,304
U.S. Treasury Note, 1.625%, 4/30/2023			1,870,000	1,812,951
U.S. Treasury Note, 1.625%, 5/15/2026			1,925,000	1,813,109
U.S. Treasury Note, 2.375%, 5/15/2027			3,612,000	3,601,700

Total U.S. Treasury Notes
(Identified Cost $27,093,887)				26,752,910

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $36,556,587)				36,190,425

U.S. GOVERNMENT AGENCIES - 7.1%

Mortgage-Backed Securities - 2.6%
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034			565,367	596,803
Fannie Mae, Pool #735500, 5.50%, 5/1/2035			632,844	702,126
Freddie Mac, Pool #Z50018, 3.50%, 7/1/2026			867,801	897,025
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034			631,790	667,681
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035			856,068	889,390
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038			869,774	961,390

Total Mortgage-Backed Securities
(Identified Cost $4,653,142)				4,714,415

Other Agencies - 4.5%
Fannie Mae, 2.625%, 9/6/2024			6,979,000	7,071,925

The accompanying notes are an integral part of the financial statements.

14

Global Fixed Income Series

Investment Portfolio - December 31, 2017

	PRINCIPAL AMOUNT 2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 2.375%, 1/13/2022	1,218,000	$1,228,951

Total Other Agencies
(Identified Cost $8,628,045)		8,300,876

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $13,281,187)		13,015,291

SHORT-TERM INVESTMENT - 4.7%

Dreyfus Government Cash Management[10], 1.19%,
(Identified Cost $8,538,897)	8,538,897	8,538,897

TOTAL INVESTMENTS - 99.4%
(Identified Cost $183,956,974)		181,021,169
OTHER ASSETS, LESS LIABILITIES - 0.6%		1,147,073

NET ASSETS - 100%		$182,168,242

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2017[11]:
SETTLEMENT DATE	CONTRACTS TO DELIVER		IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
10/15/2018	JPY	150,000,000	$1,369,863	$1,355,277	$14,586

01/26/2018	EUR	17,600,000	$20,946,464	$21,153,518	(207,054)

NET UNREALIZED DEPRECIATION					$(192,468)

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

SGD - Singapore Dollar

##Less than 0.1%.

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $23,666,802 or 13.0% of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

4Credit rating has been withdrawn. As of December 31, 2017, there is no rating available (unaudited).

5All or a portion of the security has been segregated on the Series’ books and records for open forward foreign currency exchange contracts.

6Credit ratings from S&P (unaudited).

7Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2017.

8Floating rate security. Rate shown is the rate in effect as of December 31, 2017.

The accompanying notes are an integral part of the financial statements.

15

Global Fixed Income Series

Investment Portfolio - December 31, 2017

9Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2017.

10Rate shown is the current yield as of December 31, 2017.

11The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries (based on country of risk): United States 44.0%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

16

Global Fixed Income Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $183,956,974) (Note 2)	$181,021,169
Interest receivable	1,228,820
Receivable for fund shares sold	323,252
Unrealized appreciation on forward foreign currency exchange contracts (Note 2)	14,586
Prepaid expenses	10,635

TOTAL ASSETS	182,598,462

LIABILITIES:

Accrued management fees (Note 3)	82,473
Accrued fund accounting and administration fees (Note 3)	29,544
Accrued shareholder services fees (Class S) (Note 3)	22,434
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued Directors’ fees (Note 3)	297
Unrealized depreciation on forward foreign currency exchange contracts (Note 2)	207,054
Payable for fund shares repurchased	51,518
Accrued custodian fees	24,766
Other payables and accrued expenses	11,555

TOTAL LIABILITIES	430,220

TOTAL NET ASSETS	$182,168,242

NET ASSETS CONSIST OF:

Capital stock	$188,155
Additional paid-in-capital	189,484,800
Accumulated net investment loss	(873,515)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(3,520,668)
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	(3,110,530)

TOTAL NET ASSETS	$182,168,242

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($176,174,588/18,199,219 shares)	$9.68

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($5,993,654/616,253 shares)	$9.73

The accompanying notes are an integral part of the financial statements.

17

Global Fixed Income Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$4,490,042
Dividends	34,291

Total Investment Income	4,524,333

EXPENSES:

Management fees (Note 3)	1,104,179
Shareholder services fees (Class S) (Note 3)	265,829
Fund accounting and administration fees (Note 3)	91,983
Directors’ fees (Note 3)	14,414
Transfer agent fees (Note 3)	6,319
Chief Compliance Officer service fees (Note 3)	3,844
Custodian fees	36,260
Miscellaneous	109,086

Total Expenses	1,631,914
Less reduction of expenses (Note 3)	(77,875)

Net Expenses	1,554,039

NET INVESTMENT INCOME	2,970,294

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	(3,769,096)
Forward foreign currency exchange contracts	(1,264,913)
Foreign currency and translation of other assets and liabilities	82,806

(4,951,203)

Net change in unrealized appreciation (depreciation) on- Investments	13,401,230
Forward foreign currency exchange contracts	(363,074)
Foreign currency and translation of other assets and liabilities	56,785

13,094,941

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	8,143,738

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,114,032

The accompanying notes are an integral part of the financial statements.

18

Global Fixed Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,970,294	$4,344,263
Net realized loss on investments and foreign currency	(4,951,203)	(4,052,392)
Net change in unrealized appreciation on investments and foreign currency	13,094,941	845,215

Net increase from operations	11,114,032	1,137,086

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(14,918,285)	(31,770,037)

Net decrease in net assets	(3,804,253)	(30,632,951)

NET ASSETS:

Beginning of year	185,972,495	216,605,446

End of year (including accumulated net investment loss of $873,515 and $1,154,494, respectively).	$182,168,242	$185,972,495

The accompanying notes are an integral part of the financial statements.

19

Global Fixed Income Series

Financial Highlights - Class S

	FOR THE YEAR ENDED				FOR THE PERIOD 4/1/13[1] TO 12/31/13
	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.11	$9.11	$9.68	$9.92	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.15	0.19	0.23	0.22	0.16
Net realized and unrealized gain (loss) on investments	0.42	(0.19)	(0.77)	(0.18)	(0.16)

Total from investment operations	0.57	—	(0.54)	0.04	0.00

Less distributions to shareholders:
From net investment income	—	—	— [3]	(0.24)	(0.08)
From net realized gain on investments	—	—	—	(0.04)	— [3]
From return of capital	—	—	(0.03)	—	—

Total distributions to shareholders	—	—	(0.03)	(0.28)	(0.08)

Net asset value - End of period	$9.68	$9.11	$9.11	$9.68	$9.92

Net assets - End of period (000’s omitted)	$176,175	$179,435	$144,233	$208,842	$196,860

Total return[4]	6.26%	0.00%	(5.68%)	0.42%	0.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%[5]
Net investment income	1.61%	2.04%	2.43%	2.16%	2.16%[5]
Portfolio turnover	34%	46%	54%	40%	51%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%	0.03%	0.02%	0.01%	0.00%[5,6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

20

Global Fixed Income Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.14	$9.13	$9.69	$9.93	$10.09

Income (loss) from investment operations:
Net investment income[1]	0.17	0.23	0.24	0.23	0.23
Net realized and unrealized loss on investments	0.42	(0.22)	(0.77)	(0.17)	(0.26)

Total from investment operations	0.59	0.01	(0.53)	0.06	(0.03)

Less distributions to shareholders:
From net investment income	—	—	— [2]	(0.26)	(0.13)
From net realized gain on investments	—	—	—	(0.04)	— [2]
From return of capital	—	—	(0.03)	—	—

Total distributions to shareholders	—	—	(0.03)	(0.30)	(0.13)

Net asset value - End of year	$9.73	$9.14	$9.13	$9.69	$9.93

Net assets - End of year (000’s omitted)	$5,994	$6,537	$72,372	$46,875	$35,190

Total return[3]	6.46%	0.11%	(5.45%)	0.57%	(0.32%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.76%	2.43%	2.56%	2.31%	2.32%
Portfolio turnover	34%	46%	54%	40%	51%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%	0.03%	0.02%	0.02%	0.11%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the years.

The accompanying notes are an integral part of the financial statements.

21

Global Fixed Income Series

Notes to Financial Statements

1.	Organization

Global Fixed Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 100 million each have been designated as Global Fixed Income Series Class S common stock and Global Fixed Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are

22

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$49,205,716	$—	$49,205,716	$—
Corporate debt:
Consumer Discretionary	4,246,297	—	4,246,297	—
Consumer Staples	1,563,758	—	1,563,758	—
Energy	5,806,556	—	5,806,556	—
Financials	13,017,242	—	13,017,242	—
Health Care	2,924,194	—	2,924,194	—
Industrials	755,212	—	755,212	—
Information Technology	1,994,145	—	1,994,145	—
Materials	3,263,937	—	3,263,937	—
Real Estate	1,128,487	—	1,128,487	—
Telecommunication Services	2,311,348	—	2,311,348	—
Utilities	903,513	—	903,513	—
Asset-backed securities	4,460,056	—	4,460,056	—
Commercial mortgage-backed securities	3,313,345	—	3,313,345	—
Foreign government bonds	77,588,466	—	77,588,466	—
Mutual funds	8,538,897	8,538,897	—	—
Other financial instruments*:
Foreign currency exchange contracts	14,586	—	14,586	—

Total assets	$181,035,755	$8,538,897	$172,496,858	$—

23

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Liabilities:
Other financial instruments*:
Foreign currency exchange contracts	$(207,054)	$—	$(207,054)	$—

Total liabilities	(207,054)	—	(207,054)	—

Total	$180,828,701	$8,538,897	$172,289,804	$—

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

*Other financial instruments are forwards (Level 2). Forwards are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

24

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. trade. The Series’ forward foreign currency exchange contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). The average month-end balances for the year ended December 31, 2017, the period in which forward foreign currency exchange contracts were outstanding, as measured in terms of the notional amount, was approximately $16,693,547.

The following table presents the effect of the derivative instruments on the Statement of Operations at December 31, 2017:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$14,586

Derivative	Liabilities Location
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(207,054)

STATEMENT OF OPERATIONS
Derivative	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Forward foreign currency exchange contracts	Net realized loss on forward foreign currency exchange contracts	$(1,264,913)
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Forward foreign currency exchange contracts	Net change in unrealized depreciation on forward foreign currency exchange contracts	$(363,074)

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of

25

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2017.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2017.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

26

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of Class S’s shareholder services fee, at no more than 0.70% of average daily net assets each year. Accordingly, the Advisor waived fees of $77,875 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

During the year ended December 31, 2017, a trade processing error was discovered for which it was determined that the Advisor would reimburse the Series $11,761. The impact of the Advisor’s contribution on the Series’ total return was immaterial. As of December 31, 2017, the respective amount is included in the capital shares transactions on the Statement of Changes in Net Assets.

27

Global Fixed Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $48,975,827 and $69,942,049, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $11,812,033 and $5,184,327 respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Global Fixed Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,365,879	$12,974,023	7,433,655	$71,004,493
Repurchased	(2,856,457)	(26,937,568)	(3,576,360)	(33,552,496)

Total	(1,490,578)	$(13,963,545)	3,857,295	$37,451,997

CLASS I	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	24,729	$240,555	153,229	$1,443,412
Repurchased	(123,481)	(1,195,295)	(7,366,148)	(70,665,446)

Total	(98,752)	$(954,740)	(7,212,919)	$(69,222,034)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

28

Global Fixed Income Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At December 31, 2017, the Series invested in forward foreign currency exchange contracts (foreign currency exchange risk).

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $1,234,224, decrease Accumulated Net Investment Loss by $2,689,315, and increase Accumulated Net Realized Loss on Investments by $3,923,539. Any such reclassifications are not reflected in the financial highlights.

There were no distributions paid for the years ended December 31, 2016 and December 31, 2017.

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$183,764,506
Unrealized appreciation	5,167,481
Unrealized depreciation	(8,103,286)

Net unrealized depreciation	$(2,935,805)

Capital loss carryforward	$(3,727,722)
Qualified late-year losses[1]	$858,928

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2018.

As of December 31, 2017, the Series had net short-term capital loss carryforwards of $1,519,089 and net long-term capital loss carryforwards of $2,208,633, which may be carried forward indefinitely.

29

Global Fixed Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Global Fixed Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Global Fixed Income Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

30

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non- U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

31

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

32

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund: Term of Office & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Principal Executive Officer, President, Chairman & Director Indefinite - Chairman and Director since August 2016[1] Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.

Holds the following title for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating
Principal Occupation(s) During Past 5 Years:	Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017 Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present);

ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014);

HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017);

GMP Companies (investment)(2000-2011);

Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

33

Global Fixed Income Series

Directors’ and Officers’ Information (unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)
Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

34

Global Fixed Income Series

Directors’ and Officers’ Information (unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

35

{This page intentionally left blank}

36

{This page intentionally left blank}

37

Global Fixed Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNGFI-12/17-AR

Equity Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Income Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide current income and income growth, with a secondary objective of providing long-term capital appreciation.

Performance Commentary

U.S. equity markets posted positive returns for the twelve-month period ended December 31, 2017, with the Russell 1000 Value Index returning 13.66%. The Equity Income Series Class S returned 15.19%, outperforming the Russell 1000 Value Index.

Both equity selection and sector positioning aided relative returns over the year. Equity selection in Information Technology, Real Estate, and Energy aided relative returns. Additionally, an overweight to Materials relative to the benchmark and an underweight to Telecommunication Services were positive contributors to relative returns.

The Series will continue to focus on companies which can generate sustainable and/or growing dividends, as well as companies which have the potential to improve prospects in the future in regard to income generation. Regarding the bottom-up stock selection strategies used in the Series, we are currently finding opportunities to invest in companies with potential to grow dividends, which represents the largest allocation within the portfolio. Additionally, the portfolio has a substantial allocation to companies with attractive, sustainable dividends. The Series may also invest in companies that may be beneficiaries of special situations, to which the portfolio has smaller, selective allocations at this time.

As we move into 2018, investors should be aware that global asset markets are coming off a fourth quarter and full year of robust performance. At the same time, last year’s strong returns have been amid an environment of extremely low volatility, particularly in the U.S. equity markets, and the combination of the two have reached historic levels. Although certain major economies continue to move through a later-cycle expansion, investors should temper expectations as generally full valuations and investor complacency add a sense of market vulnerability and highlight the need for an active investment approach.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Equity Income Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2017.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. The Equity Income Series invests primarily in income-producing equity securities. There is no assurance or guarantee that companies which issue dividends will declare, continue to pay, or increase dividends. Additionally, the Series may invest a portion of its assets in real estate investment trusts (REITs). Investments in real estate, including REITs, are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others. The Equity Income Series may also invest a portion of its assets in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

2

Equity Income Series

Performance Update as of December 31, 2017

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Income Series - Class S3	15.19%	9.34%
Manning & Napier Fund, Inc. - Equity Income Series - Class I3	15.31%	9.53%
Russell 1000® Value Index[4]	13.66%	9.83%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Income Series - Class S from its inception2 (December 31, 2013) to present (December 31, 2017) to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from December 31, 2013, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.95% for Class S and 0.75% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.04% for Class S and 0.84% for Class I for the year ended December 31, 2017.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,099.10	$5.03	0.95%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000.00	$1,100.30	$3.97	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Income Series

Portfolio Composition as of December 31, 2017

(unaudited)

5

Equity Income Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.7%

Consumer Discretionary - 5.6%
Multiline Retail - 2.3%
Dollar General Corp.	22,175	$2,062,497

Specialty Retail - 2.5%
Dick’s Sporting Goods, Inc.	37,645	1,081,917
O’Reilly Automotive, Inc.*	4,550	1,094,457

		2,176,374

Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc. - Class B	10,750	672,413

Total Consumer Discretionary		4,911,284

Consumer Staples - 5.0%
Beverages - 2.7%
Diageo plc (United Kingdom)[1]	48,350	1,772,234
PepsiCo, Inc.	5,260	630,779

		2,403,013

Food Products - 2.3%
Campbell Soup Co.	23,210	1,116,633
J&J Snack Foods Corp.	6,250	948,938

		2,065,571

Total Consumer Staples		4,468,584

Energy - 11.9%
Oil, Gas & Consumable Fuels - 11.9%
BP plc - ADR (United Kingdom)	50,610	2,127,138
Chevron Corp.	11,035	1,381,472
ConocoPhillips	16,360	898,000
Exxon Mobil Corp.	30,485	2,549,766
Hess Corp.	43,290	2,054,976
Royal Dutch Shell plc - Class B - ADR (Netherlands)	13,890	948,548
TOTAL S.A. (France)[1]	10,920	602,782

Total Energy		10,562,682

Financials - 19.9%
Banks - 14.5%
Bank of America Corp.	86,120	2,542,262
BankUnited, Inc.	11,395	464,004
Citigroup, Inc.	31,300	2,329,033
Fifth Third Bancorp.	16,260	493,328
Huntington Bancshares, Inc.	29,815	434,106
JPMorgan Chase & Co.	23,285	2,490,098
KeyCorp.	43,475	876,891
The PNC Financial Services Group, Inc.	3,265	471,107
Regions Financial Corp.	27,475	474,768

The accompanying notes are an integral part of the financial statements.

6

Equity Income Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
SunTrust Banks, Inc.	7,005	$452,453
Wells Fargo & Co.	30,110	1,826,774

		12,854,824

Capital Markets - 1.2%
Apollo Investment Corp.	40,390	228,607
Ares Capital Corp.	17,580	276,358
Medley Capital Corp.	31,730	165,631
Oaktree Specialty Lending Corp.	43,240	211,444
PennantPark Investment Corp.	31,590	218,287

		1,100,327

Insurance - 4.2%
The Allstate Corp.	4,315	451,822
American International Group, Inc.	6,655	396,505
Arthur J Gallagher & Co.	6,820	431,570
Chubb Ltd.	4,410	644,433
Lincoln National Corp.	5,755	442,387
Old Republic International Corp.	20,890	446,628
Principal Financial Group, Inc.	6,370	449,467
Willis Towers Watson plc	2,830	426,453

		3,689,265

Total Financials		17,644,416

Health Care - 10.9%
Pharmaceuticals - 10.9%
AstraZeneca plc (United Kingdom)[1]	12,545	865,673
Bristol-Myers Squibb Co.	20,930	1,282,590
Eli Lilly & Co.	10,285	868,671
Johnson & Johnson	15,465	2,160,770
Merck & Co., Inc.	15,400	866,558
Novartis AG - ADR (Switzerland)	10,190	855,552
Perrigo Co. plc.	11,380	991,881
Roche Holding AG (Switzerland)[1]	3,695	934,301
Sanofi (France)[1]	9,140	786,879

Total Health Care		9,612,875

Industrials - 10.2%
Airlines - 1.7%
Delta Air Lines, Inc.	12,640	707,840
Southwest Airlines Co.	11,545	755,620

		1,463,460

The accompanying notes are an integral part of the financial statements.

7

Equity Income Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 2.2%
Covanta Holding Corp.	62,950	$1,063,855
Waste Management, Inc.	10,550	910,465

		1,974,320

Construction & Engineering - 1.2%
Comfort Systems USA, Inc.	23,545	1,027,739

Industrial Conglomerates - 1.7%
3M Co.	4,410	1,037,982
General Electric Co.	26,900	469,405

		1,507,387

Machinery - 1.0%
Mueller Water Products, Inc. - Class A	72,290	905,794

Professional Services - 0.7%
Nielsen Holdings plc	17,810	648,284

Road & Rail - 1.7%
Kansas City Southern	14,130	1,486,759

Total Industrials		9,013,743

Information Technology - 10.1%
IT Services - 1.1%
Broadridge Financial Solutions, Inc.	10,470	948,373

Semiconductors & Semiconductor Equipment - 5.2%
Intel Corp.	33,195	1,532,281
Skyworks Solutions, Inc.	13,395	1,271,855
Texas Instruments, Inc.	17,690	1,847,544

		4,651,680

Software - 2.2%
Microsoft Corp.	22,390	1,915,241

Technology Hardware, Storage & Peripherals - 1.6%
Apple, Inc.	8,485	1,435,916

Total Information Technology		8,951,210

Materials - 10.6%
Chemicals - 5.3%
Ashland Global Holdings, Inc.	8,915	634,748
DowDuPont, Inc.	23,621	1,682,288
FMC Corp.	9,490	898,323
RPM International, Inc.	27,350	1,433,687

		4,649,046

Containers & Packaging - 5.3%
Graphic Packaging Holding Co.	100,675	1,555,429

The accompanying notes are an integral part of the financial statements.

8

Equity Income Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Containers & Packaging (continued)
Sealed Air Corp.	35,480	$1,749,164
Sonoco Products Co.	25,990	1,381,108

		4,685,701

Total Materials		9,334,747

Real Estate - 10.3%
Equity Real Estate Investment Trusts (REITS) - 10.3%
CatchMark Timber Trust, Inc. - Class A	92,670	1,216,757
Colony NorthStar, Inc. - Class A	76,790	876,174
Community Healthcare Trust, Inc.	25,090	705,029
CoreCivic, Inc.	20,770	467,325
Crown Castle International Corp.	11,325	1,257,188
CubeSmart	12,960	374,803
Digital Realty Trust, Inc.	4,140	471,546
Equinix, Inc.	1,120	507,606
Global Medical REIT, Inc.	46,715	383,063
Lamar Advertising Co. - Class A	5,145	381,965
Outfront Media, Inc.	14,809	343,569
STAG Industrial, Inc.	14,905	407,354
STORE Capital Corp.	15,200	395,808
Weyerhaeuser Co.	36,645	1,292,103

Total Real Estate		9,080,290

Utilities - 2.2%
Electric Utilities - 1.3%
Eversource Energy	11,050	698,139
Exelon Corp.	11,800	465,038

		1,163,177

Multi-Utilities - 0.9%
CMS Energy Corp.	16,780	793,694

Total Utilities		1,956,871

TOTAL COMMON STOCKS
(Identified Cost $72,487,946)		85,536,702

MUTUAL FUNDS - 2.4%
iShares Core Dividend Growth ETF	31,115	1,082,180
Schwab U.S. Dividend Equity ETF	21,218	1,085,725

TOTAL MUTUAL FUNDS
(Identified Cost $2,000,002)		2,167,905

The accompanying notes are an integral part of the financial statements.

9

Equity Income Series

Investment Portfolio - December 31, 2017

	SHARES	VALUE (NOTE 2)
SHORT-TERM INVESTMENT - 0.5%
Dreyfus Government Cash Management[2] , 1.19%
(Identified Cost $405,132)	405,132	$405,132

TOTAL INVESTMENTS - 99.6%
(Identified Cost $74,893,080)		88,109,739

OTHER ASSETS, LESS LIABILITIES - 0.4%		327,908

NET ASSETS - 100%		$88,437,647

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Equity Income Series

Statement of Assets & Liabilities

December 31, 2017

ASSETS:

Investments, at value (identified cost $74,893,080) (Note 2)	$88,109,739
Receivable for fund shares sold	230,126
Dividends receivable	142,681
Foreign tax reclaims receivable	15,309
Prepaid expenses	17,471

TOTAL ASSETS	88,515,326

LIABILITIES:

Accrued management fees (Note 3)	46,454
Accrued fund accounting and administration fees (Note 3)	12,124
Accrued shareholder services fees (Class S) (Note 3)	4,404
Accrued Chief Compliance Officer service fees (Note 3)	579
Accrued Directors’ fees (Note 3)	117
Audit fees payable	8,200
Payable for fund shares repurchased	1,381
Other payables and accrued expenses	4,420

TOTAL LIABILITIES	77,679

TOTAL NET ASSETS	$88,437,647

NET ASSETS CONSIST OF:

Capital stock	$72,946
Additional paid-in-capital	75,486,328
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(338,719)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	13,217,092

TOTAL NET ASSETS	$88,437,647

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($26,066,974/2,150,593 shares)	$12.12

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($62,370,673/5,144,042 shares)	$12.12

The accompanying notes are an integral part of the financial statements.

11

Equity Income Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $21,765)	$2,104,014

EXPENSES:

Management fees (Note 3)	528,396
Shareholder services fees (Class S)(Note 3)	50,934
Fund accounting and administration fees (Note 3)	48,259
Directors’ fees (Note 3)	4,494
Chief Compliance Officer service fees (Note 3)	3,828
Transfer agent fees (Note 3)	1,674
Audit fees	40,943
Printing fees	10,160
Custodian fees	4,822
Miscellaneous	36,372

Total Expenses	729,882
Less reduction of expenses (Note 3)	(69,261)

Net Expenses	660,621

NET INVESTMENT INCOME	1,443,393

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	2,072,460
Options written	11,319
Foreign currency and translation of other assets and liabilities	1,200

2,084,979

Net change in unrealized appreciation (depreciation) on-
Investments	8,207,871
Foreign currency and translation of other assets and liabilities	575

8,208,446

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	10,293,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,736,818

The accompanying notes are an integral part of the financial statements.

12

Equity Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,443,393	$1,601,559
Net realized gain on investments and foreign currency	2,084,979	1,755,932
Net change in unrealized appreciation on investments and foreign currency	8,208,446	7,052,229

Net increase from operations	11,736,818	10,409,720

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class S)	(463,860)	(555,471)
From net investment income (Class I)	(1,162,883)	(1,159,261)
From net realized gain on investments (Class S)	(575,924)	(940,505)
From net realized gain on investments (Class I)	(1,363,628)	(1,811,653)

Total distributions to shareholders	(3,566,295)	(4,466,890)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	5,511,516	(7,534,033)

Net increase (decrease) in net assets	13,682,039	(1,591,203)

NET ASSETS:

Beginning of year	74,755,608	76,346,811

End of year (including distributions in excess of net investment income of $0 and $0, respectively)	$88,437,647	$74,755,608

The accompanying notes are an integral part of the financial statements.

13

Equity Income Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.96	$10.13	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.19	0.22	0.20	0.29 [2]
Net realized and unrealized gain (loss) on investments	1.46	1.27	(0.54)	0.86

Total from investment operations	1.65	1.49	(0.34)	1.15

Less distributions to shareholders:
From net investment income	(0.21)	(0.24)	(0.22)	(0.23)
From net realized gain on investments	(0.28)	(0.42)	(0.09)	(0.14)

Total distributions to shareholders	(0.49)	(0.66)	(0.31)	(0.37)

Net asset value - End of year	$12.12	$10.96	$10.13	$10.78

Net assets - End of year (000’s omitted)	$26,067	$25,592	$24,584	$24,178

Total return[3]	15.19%	14.82%	(3.20%)	11.63%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.95%	0.95%	0.95%	0.95%
Net investment income	1.63%	2.04%	1.92%	2.68%[2]
Portfolio turnover	52%	45%	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
	0.09%	0.10%	0.12%	0.33%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 2.07%.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the years.

The accompanying notes are an integral part of the financial statements.

14

Equity Income Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.97	$10.13	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.21	0.24	0.23	0.30 [2]
Net realized and unrealized gain (loss) on investments	1.46	1.29	(0.55)	0.87

Total from investment operations	1.67	1.53	(0.32)	1.17

Less distributions to shareholders:
From net investment income	(0.24)	(0.27)	(0.24)	(0.25)
From net realized gain on investments	(0.28)	(0.42)	(0.09)	(0.14)

Total distributions to shareholders	(0.52)	(0.69)	(0.33)	(0.39)

Net asset value - End of year	$12.12	$10.97	$10.13	$10.78

Net assets - End of year (000’s omitted)	$62,371	$49,164	$51,763	$38,506

Total return[3]	15.31%	15.13%	(3.00%)	11.79%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%
Net investment income	1.84%	2.22%	2.16%	2.82%[2]
Portfolio turnover	52%	45%	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	0.09%	0.10%	0.11%	0.30%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.24 and the net investment income ratio would have been 2.19%.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the years.

The accompanying notes are an integral part of the financial statements.

15

Equity Income Series

Notes to Financial Statements

1.	Organization

Equity Income Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objectives are to provide current income and income growth, and it has a secondary goal of providing long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 100 million each have been designated as Equity Income Series Class S common stock and Equity Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$4,911,284	$4,911,284	$—	$—
Consumer Staples	4,468,584	2,696,350	1,772,234	—
Energy	10,562,682	9,959,900	602,782	—
Financials	17,644,416	17,644,416	—	—
Health Care	9,612,875	7,026,022	2,586,853	—
Industrials	9,013,743	9,013,743	—	—
Information Technology	8,951,210	8,951,210	—	—
Materials	9,334,747	9,334,747	—	—
Real Estate	9,080,290	9,080,290	—	—
Utilities	1,956,871	1,956,871	—	—
Mutual funds	2,573,037	2,573,037	—	—

Total assets	$88,109,739	$83,147,870	$4,961,869	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

17

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended December 31, 2017 is Pershing LLC, a BNY Mellon Company. No such investments were held by the Series on December 31, 2017.

18

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

The following table presents the present value of derivatives held during the year ended December 31, 2017 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

The following table presents the effect of the derivative instruments on the Statement of Operations at December 31, 2017:

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$11,319

The average month-end balances for the year ended December 31, 2017 of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	476
Average notional value of option contracts written	1,939,993

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

19

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.65% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.75% of average daily net assets. Accordingly, the Advisor waived fees of $69,261 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor

20

Equity Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $44,649,835 and $41,745,515 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Equity Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	149,479	$1,716,173	304,339	$3,345,644
Reinvested	85,843	1,018,798	133,815	1,465,125
Repurchased	(418,823)	(4,803,807)	(530,215)	(5,668,381)

Total	(183,501)	$(2,068,836)	(92,061)	$(857,612)

CLASS I	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,268,750	$14,551,330	546,620	$5,917,094
Reinvested	163,745	1,945,549	215,532	2,362,129
Repurchased	(771,110)	(8,916,527)	(1,387,360)	(14,955,644)

Total	661,385	$7,580,352	(625,208)	$(6,676,421)

Approximately 85% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series at December 31, 2017.

21

Equity Income Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, equalization and investments in options. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, $183,350 was reclassified within the capital accounts to Distributions in Excess of Net Investment Income from Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the year ended December 31, 2017 were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$1,852,762	$2,248,126
Long-term capital gains	$1,713,533	$2,218,764

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$75,192,148
Unrealized appreciation	15,184,234
Unrealized depreciation	(2,266,643)

Net unrealized appreciation	$12,917,591

Qualified late-year losses[1]	$39,651

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2018.

22

Equity Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Income Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Equity Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,852,762 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $1,727,177 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2017.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 83.80%, or if different, the maximum allowable under tax law.

24

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non- U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

25

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

27

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present);

Amherst Early Music, Inc. (non-profit)(2009-present);

Gotham Early Music Scene, Inc. (non-profit)(2009-present);

Partnership for New York City, Inc. (non-profit)(1989-2010);

New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)
Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Equity Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEIN-12/17-AR

Unconstrained Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

A little more than one year ago, Donald Trump was inaugurated as the 45th President of the United States on an “America First” platform. At the time, many investors were unsure how 2017 would play out for domestic equity markets. Not only did equities remain on an upward trajectory throughout 2017, but the S&P 500 posted gains for every month of the calendar year on a total return basis for the first time in history. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended December 31, 2017, domestic equities were up 21.83%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 27.19%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 3.54%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets was driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while we do not believe that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of providing preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and up to 50% may be invested in non-U.S. dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives such as futures, options, swaps, and forwards may be used to manage interest rate exposure, enhance duration management, or hedge currency exposure, for example.

Performance Commentary

The Citigroup 3-Month T-Bill Index returned 0.84% for 2017. The Class S shares of the Unconstrained Bond Series returned 3.19%, significantly outperforming the benchmark on a relative basis.

In 2017, the Series’ allocations to corporate bonds (both investment grade and high yield) and securitized credit, as well as security selection, contributed positively to returns.

Going forward, we continue to believe a low absolute duration remains in investors’ best interest. Specifically, over the intermediate-term, we expect that there will be continued pressure for interest rates to gradually move higher. We think the Fed will remain opportunistic, looking to hike the federal funds target rate when economic conditions allow, while also remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet. That said, we might look to increase our duration should interest rates move to more attractive levels.

Our largest sector allocations have been to corporate bonds and securitized credit. We continue to view corporate bonds as moderately attractive as they continue to adequately compensate investors on a fundamental basis; however, we are aware that spreads are toward the lower end of historical levels and we may look to pare back exposure in the future. With respect to high yield, we have become more cautious on the sector as it has become slightly more difficult to find bottom-up ideas due to current pricing and/or company specific fundamentals. Finally, we view securitized credit as attractive, particularly the shorter duration, higher quality consumer sectors (i.e., prime auto loans, credit cards, and student loans).

The Series’ smallest allocations continue to be U.S. Treasuries and mortgages. With respect to U.S. Treasuries, we believe valuations remain somewhat above fair value given underlying economic conditions and the shift in monetary policy globally. However, we feel that there have been more attractive opportunities elsewhere (e.g., credit). For mortgage-backed securities, we view valuations as relatively unattractive as spreads and compensation for interest rate volatility are at low levels. Additionally, we believe the normalization of the Fed’s balance sheet is likely to contribute to modestly wider spreads for mortgage-backed securities over time.

Identifying opportunities in the fixed income sector during 2018 will remain challenging, but we will continue to take advantage of volatility if it arises. We believe navigating fixed income markets requires a flexible, selective approach to help investors achieve their investment goals. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term objectives.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see page 4 for additional performance information as of December 31, 2017.

Prior to 05/01/2015, the Unconstrained Bond Series was the Core Plus Bond Series, which had an investment objective of “providing long-term total return by investing primarily in fixed income securities” and did not use derivatives.

Unconstrained Bond Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The prices of fixed income securities with shorter durations generally will be less affected by changes in interest rates than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if interest rates rise 1% and increase in value by 10% if interest rates fall 1%. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class S3	3.19%	1.89%	5.01%	4.73%
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class I3,4	3.52%	2.10%	5.12%	4.81%
Citigroup 3-Month T-Bill Index[5]	0.84%	0.24%	0.34%	1.18%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Unconstrained Bond Series -Class S for the ten years ended December 31, 2017 to the Citigroup 3-Month T-Bill Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from April 21, 2005, the Class S inception date. The Citigroup 3-Month T-Bill Index performance numbers are calculated from April 30, 2005.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2017, this net expense ratio was 0.75% for Class S and 0.50% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for Class S and 0.50% for Class I for the year ended December 31, 2017.

4For periods prior to the inception of Class I on August 1, 2013, the performance figures are hypothetical and reflect the performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The Citigroup 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17-12/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,010.80	$3.79	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.44	$3.81	0.75%
Class I
Actual	$1,000.00	$1,012.70	$2.54	0.50%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2017

(unaudited)

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS - 60.9%

Non-Convertible Corporate Bonds - 60.9%
Consumer Discretionary - 7.7%
Auto Components - 0.9%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	A3	6,000,000	$6,376,574
Techniplas LLC[3], 10.00%, 5/1/2020	Caa2	1,065,000	873,300

			7,249,874

Automobiles - 1.1%
Ford Motor Credit Co. LLC[4], (3 mo. LIBOR US + 0.930%), 2.321%, 11/4/2019	Baa2	9,000,000	9,082,544

Household Durables - 2.5%
CalAtlantic Group, Inc., 8.375%, 5/15/2018	Ba2	2,274,000	2,319,480
Century Communities, Inc., 5.875%, 7/15/2025	B3	2,095,000	2,105,475
Meritage Homes Corp., 5.125%, 6/6/2027	Ba2	1,060,000	1,078,550
NVR, Inc., 3.95%, 9/15/2022	Baa2	6,745,000	7,041,219
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	Ba3	5,175,000	5,278,500
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	Ba3	875,000	934,062
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B3	1,010,000	1,004,950
Weekley Homes LLC - Weekley Finance Corp.[3], 6.625%, 8/15/2025	B3	1,470,000	1,462,650

			21,224,886

Internet & Direct Marketing Retail - 1.5%
Amazon.com, Inc.[3], 3.15%, 8/22/2027	Baa1	4,400,000	4,406,632
The Priceline Group, Inc., 3.60%, 6/1/2026	Baa1	8,000,000	8,034,263

			12,440,895

Media - 1.1%
Charter Communications Operating LLC - Charter Communications
Operating Capital Corp., 4.464%, 7/23/2022	Ba1	445,000	464,290
CSC Holdings LLC, 7.625%, 7/15/2018	B2	285,000	291,413
CSC Holdings, LLC, 5.25%, 6/1/2024	B2	2,000,000	1,970,000
DISH DBS Corp., 5.875%, 7/15/2022	Ba3	445,000	447,225
GLP Capital LP - GLP Financing II, Inc., 4.875%, 11/1/2020	Ba1	160,000	166,000
Sirius XM Radio, Inc.[3], 3.875%, 8/1/2022	Ba3	450,000	451,125
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[3], 5.50%, 3/1/2028	Ba3	1,600,000	1,596,000
UPCB Finance IV Ltd. (Netherlands)[3], 5.375%, 1/15/2025	Ba3	2,100,000	2,114,490
VTR Finance B.V. (Chile)[3], 6.875%, 1/15/2024	B1	1,465,000	1,545,575
Ziggo Bond Finance B.V. (Netherlands)[3], 6.00%, 1/15/2027	B3	350,000	341,250

			9,387,368

Multiline Retail - 0.5%
Dollar General Corp., 3.25%, 4/15/2023	Baa2	4,000,000	4,053,942

Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.[3], 4.875%, 5/15/2026	Ba2	1,060,000	1,086,500

Total Consumer Discretionary			64,526,009

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 2.5%
Beverages - 1.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A3		8,200,000	$8,660,120
PepsiCo, Inc., 3.10%, 7/17/2022	A1		4,000,000	4,095,839

				12,755,959

Food & Staples Retailing - 0.9%
Albertsons Cos, LLC - Safeway, Inc. - New Albertson’s, Inc. - Albertson’s, LLC, 5.75%, 3/15/2025	B3		305,000	275,110
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	Ba3		2,145,000	2,021,662
The J.M. Smucker Co., 2.20%, 12/6/2019	Baa2		4,800,000	4,793,162
Rite Aid Corp.[3], 6.125%, 4/1/2023	B3		305,000	275,262

				7,365,196

Household Products - 0.1%
First Quality Finance Co., Inc.[3], 5.00%, 7/1/2025	B1		710,000	724,200

Total Consumer Staples				20,845,355

Energy - 11.6%
Energy Equipment & Services - 0.3%
McDermott International, Inc.[3], 8.00%, 5/1/2021	B2		1,500,000	1,541,775
Trinidad Drilling Ltd. (Canada)[3], 6.625%, 2/15/2025	Caa1		1,580,000	1,501,000

				3,042,775

Oil, Gas & Consumable Fuels - 11.3%
Boardwalk Pipelines LP, 5.95%, 6/1/2026	Baa3		5,700,000	6,358,068
Borealis Finance, LLC[5], 7.50%, 11/16/2022	WR	[6]	1,010,000	1,005,010
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	A1		8,000,000	8,311,768
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/2024	Ba3		1,385,000	1,576,303
Cheniere Energy Partners LP3, 5.25%, 10/1/2025	Ba2		1,450,000	1,475,375
Chevron Corp., 1.718%, 6/24/2018	Aa2		8,950,000	8,949,980
Columbia Pipeline Group, Inc., 2.45%, 6/1/2018	Baa2		3,500,000	3,502,069
ConocoPhillips Co.[4], (3 mo. LIBOR US + 0.900%), 2.316%, 5/15/2022	Baa1		7,000,000	7,152,197
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	WR	[6]	1,565,000	1,576,738
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	Baa3		4,500,000	4,518,973
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	B2		1,500,000	1,597,500
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	WR	[6]	1,520,000	1,607,400
Hilcorp Energy I LP - Hilcorp Finance Co.[3], 5.75%, 10/1/2025	Ba2		1,535,000	1,569,538
Jonah Energy LLC - Jonah Energy Finance Corp.[3], 7.25%, 10/15/2025	B3		2,095,000	2,110,712
Kinder Morgan, Inc., 7.25%, 6/1/2018	Baa3		9,000,000	9,189,581
Noble Holding U.S. LLC - Noble Drilling Services 6 LLC - Noble Drilling
Holding LLC, 7.50%, 3/15/2019	B3		2,146,000	2,196,968
PBF Holding Co., LLC - PBF Finance Corp., 7.25%, 6/15/2025	B1		1,135,000	1,191,750
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019	Baa3		8,000,000	8,544,000

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	Baa3	3,930,000	$4,455,638
Rockies Express Pipeline, LLC[3], 5.625%, 4/15/2020	Ba2	5,000,000	5,237,500
SemGroup Corp.[3], 6.375%, 3/15/2025	B3	1,405,000	1,383,925
Seven Generations Energy Ltd. (Canada)[3], 5.375%, 9/30/2025	Ba3	1,060,000	1,070,600
Southwestern Energy Co., 6.70%, 1/23/2025	B1	1,125,000	1,168,594
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[3], 5.50%, 9/15/2024	Ba3	2,100,000	2,155,125
Williams Partners LP, 3.75%, 6/15/2027	Baa3	6,400,000	6,413,302

			94,318,614

Total Energy			97,361,389

Financials - 23.8%
Banks - 11.5%
Bank of America Corp.[4], (3 mo. LIBOR US + 0.760%), 2.348%, 9/15/2026	Baa2	7,811,000	7,385,811
The Bank of Nova Scotia (Canada), 1.85%, 4/14/2020	Aaa	4,500,000	4,457,116
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021	Baa3	2,540,000	3,095,581
Capital One N.A.[4], (3 mo. LIBOR US + 1.150%), 2.528%, 1/30/2023	Baa1	5,000,000	5,028,579
Citigroup, Inc.[4], (3 mo. LIBOR US + 0.550%), 2.012%, 8/25/2036	Baa3	6,330,000	5,399,490
Dexia Credit Local S.A. (France), 1.875%, 9/15/2021	Aa3	5,000,000	4,883,325
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1	8,800,000	8,917,405
Intesa Sanpaolo S.p.A. (Italy)[3], 5.017%, 6/26/2024	Ba1	900,000	921,531
JPMorgan Chase & Co.[4], (3 mo. LIBOR US + 0.900%), 2.267%, 4/25/2023	A3	13,000,000	13,146,025
JPMorgan Chase & Co.[7], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023	A3	4,310,000	4,314,177
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	Baa1	7,516,000	7,880,913
National Australia Bank Ltd. (Australia)[3], 2.00%, 2/22/2019	Aaa	4,500,000	4,489,064
National Bank of Canada (Canada)[3], 1.40%, 4/20/2018	Aaa	4,500,000	4,495,554
Popular, Inc., 7.00%, 7/1/2019	B2	1,655,000	1,721,200
Royal Bank of Canada (Canada), 2.20%, 9/23/2019	Aaa	4,500,000	4,497,530
Royal Bank of Scotland Group plc (United Kingdom), 4.70%, 7/3/2018	Ba2	2,000,000	2,020,283
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023	Ba1	445,000	490,017
Santander Holdings USA, Inc., 2.70%, 5/24/2019	Baa3	9,000,000	9,019,625
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa3	3,750,000	3,748,011

			95,911,237

Capital Markets - 5.0%
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3	3,000,000	3,180,994
The Goldman Sachs Group, Inc.[4], (3 mo. LIBOR US + 1.600%), 3.077%, 11/29/2023	A3	8,305,000	8,644,089
Morgan Stanley, 2.50%, 1/24/2019	A3	8,500,000	8,521,653

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Morgan Stanley[4], (3 mo. LIBOR US + 1.140%), 2.514%, 1/27/2020	A3		8,750,000	$8,876,087
Morgan Stanley, 5.75%, 1/25/2021	A3		3,940,000	4,293,558
UBS AG (Switzerland)[4], (3 mo. LIBOR US + 0.850%), 2.331%, 6/1/2020	A1		8,000,000	8,097,448

				41,613,829

Consumer Finance - 1.5%
Ally Financial, Inc., 3.25%, 11/5/2018	BB	[8]	2,500,000	2,506,250
American Express Credit Corp.[4], (3 mo. LIBOR US + 0.730%), 2.192%, 5/26/2020	A2		7,500,000	7,568,222
Navient Corp., 6.125%, 3/25/2024	Ba3		1,040,000	1,053,000
SLM Corp., 5.125%, 4/5/2022	Ba2		1,665,000	1,731,600

				12,859,072

Diversified Financial Services - 3.4%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust
(Netherlands), 4.50%, 5/15/2021	Baa3		8,335,000	8,753,574
Aircastle Ltd., 6.25%, 12/1/2019	Ba1		610,000	643,550
Aircastle Ltd., 7.625%, 4/15/2020	Ba1		3,375,000	3,687,188
International Lease Finance Corp., 6.25%, 5/15/2019	Baa3		3,540,000	3,709,582
LPL Holdings, Inc.[3], 5.75%, 9/15/2025	B2		980,000	997,150
Oxford Finance, LLC - Oxford Finance Co.-Issuer II, Inc.[3], 6.375%, 12/15/2022	Ba3		1,520,000	1,569,400
Park Aerospace Holdings Ltd. (Ireland)[3], 4.50%, 3/15/2023	Ba3		830,000	792,650
Wells Fargo & Co., 2.15%, 1/15/2019	A2		8,500,000	8,513,646

				28,666,740

Insurance - 2.2%
American International Group, Inc., 4.875%, 6/1/2022	Baa1		4,260,000	4,632,244
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2		10,700,000	11,528,243
Prudential Financial, Inc.[7], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	Baa2		2,460,000	2,687,550

				18,848,037

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 5.875%, 8/1/2021	Ba3		1,525,000	1,570,750

Total Financials				199,469,665

Health Care - 2.7%
Biotechnology - 0.1%
AMAG Pharmaceuticals, Inc.[3], 7.875%, 9/1/2023	Ba3		1,100,000	1,071,124

Health Care Equipment & Supplies - 0.1%
Hill-Rom Holdings, Inc.[3], 5.00%, 2/15/2025	B1		1,065,000	1,085,980

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services - 2.2%
DaVita, Inc., 5.00%, 5/1/2025	Ba3	1,480,000	$1,479,556
Express Scripts Holding Co., 3.50%, 6/15/2024	Baa2	6,500,000	6,557,493
Fresenius Medical Care US Finance II, Inc. (Germany)[3], 6.50%, 9/15/2018	Baa3	7,707,000	7,946,758
HCA Healthcare, Inc., 6.25%, 2/15/2021	B1	445,000	471,700
HCA, Inc., 3.75%, 3/15/2019	Ba1	445,000	448,894
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[3], 6.625%, 5/15/2022	Caa2	1,065,000	1,070,325
Tenet Healthcare Corp., 6.75%, 2/1/2020	Caa1	445,000	449,450

			18,424,176

Pharmaceuticals - 0.3%
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[3], 8.75%, 11/1/2024	B3	1,535,000	1,621,344
Valeant Pharmaceuticals International, Inc.[3], 6.50%, 3/15/2022	Ba3	305,000	320,250

			1,941,594

Total Health Care			22,522,874

Industrials - 1.5%
Aerospace & Defense - 0.1%
Arconic, Inc., 5.87%, 2/23/2022	Ba2	360,000	389,700

Airlines - 0.3%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	1,030,000	1,057,038
American Airlines Group, Inc., 6.125%, 6/1/2018	B1	750,000	760,312

American Airlines Group, Inc.[3], 5.50%, 10/1/2019	B1	985,000	1,012,088

			2,829,438

Building Products - 0.2%
Airxcel, Inc.[3], 8.50%, 2/15/2022	B2	1,585,000	1,680,100

Construction & Engineering - 0.2%
Tutor Perini Corp.[3], 6.875%, 5/1/2025	B1	1,550,000	1,666,250

Machinery - 0.3%
CNH Industrial Capital LLC, 3.625%, 4/15/2018	Ba1	1,850,000	1,859,583
Xerium Technologies, Inc., 9.50%, 8/15/2021	B2	745,000	754,312

			2,613,895

Marine - 0.3%
Global Ship Lease, Inc. (United Kingdom)[3], 9.875%, 11/15/2022	B3	2,095,000	2,165,706

Transportation Infrastructure - 0.1%
MPC Container Ships Invest B.V. (Norway)[4,9], (3 mo. LIBOR US + 4.750%), 6.408%, 9/22/2022	WR6	1,000,000	981,430

Total Industrials			12,326,519

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 2.0%
Internet Software & Services - 1.8%
Activision Blizzard, Inc., 3.40%, 6/15/2027	Baa2	8,500,000	$8,559,805
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	A1	6,390,000	6,388,389

			14,948,194

Semiconductors & Semiconductor Equipment - 0.2%
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	B3	1,635,000	1,585,950
NXP B.V. - NXP Funding, LLC (Netherlands)[3], 4.125%, 6/15/2020	Ba1	450,000	460,813

			2,046,763

Total Information Technology			16,994,957

Materials - 3.7%
Chemicals - 0.3%
CF Industries, Inc., 7.125%, 5/1/2020	Ba3	144,000	157,003
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[3], 8.375%, 12/1/2022	B3	1,110,000	1,121,100
NOVA Chemicals Corp. (Canada)[3], 4.875%, 6/1/2024	Ba2	1,130,000	1,127,175

			2,405,278

Metals & Mining - 3.0%
Anglo American Capital plc (United Kingdom)[3], 9.375%, 4/8/2019	Baa3	8,000,000	8,674,673
ArcelorMittal (Luxembourg), 5.75%, 8/5/2020	Ba1	305,000	321,775
Corp Nacional del Cobre de Chile (Chile)[3], 4.50%, 9/16/2025	A3	8,000,000	8,564,388
Ferroglobe plc - Globe Specialty Metals, Inc.[3], 9.375%, 3/1/2022	B3	1,545,000	1,664,738
Freeport-McMoRan, Inc., 4.00%, 11/14/2021	B1	305,000	305,000
Mountain Province Diamonds, Inc. (Canada)[3], 8.00%, 12/15/2022	B3	1,050,000	1,038,188
Northwest Acquisitions ULC - Dominion Finco, Inc.[3], 7.125%, 11/1/2022	Ba3	2,520,000	2,601,900
Petra Diamonds US Treasury plc (South Africa)[3], 7.25%, 5/1/2022	B3	1,525,000	1,547,112

			24,717,774

Paper & Forest Products - 0.4%
Domtar Corp., 4.40%, 4/1/2022	Baa3	3,565,000	3,750,487

Total Materials			30,873,539

Real Estate - 1.0%
Equity Real Estate Investment Trusts (REITS) - 0.8%
American Tower Corp., 2.80%, 6/1/2020	Baa3	4,000,000	4,024,920
iStar, Inc., 5.25%, 9/15/2022	B1	1,530,000	1,539,562
Starwood Property Trust, Inc.[3], 4.75%, 3/15/2025	Ba3	835,000	828,738

			6,393,220

Real Estate Management & Development - 0.2%
Greystar Real Estate Partners, LLC[3], 5.75%, 12/1/2025	B2	1,560,000	1,606,800

Total Real Estate			8,000,020

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services - 3.2%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.[4], (3 mo. LIBOR US + 0.930%), 2.623%, 6/30/2020	Baa1		8,000,000	$8,095,473
AT&T, Inc., 4.45%, 4/1/2024	Baa1		3,620,000	3,829,279
CenturyLink, Inc., 7.50%, 4/1/2024	B2		1,000,000	997,500
SFR Group S.A. (France)[3], 6.25%, 5/15/2024	B1		400,000	401,000
Verizon Communications, Inc., 4.125%, 3/16/2027	Baa1		4,400,000	4,587,937

				17,911,189

Wireless Telecommunication Services - 1.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	Ba2		2,325,000	2,429,625
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	Ba2		2,630,000	2,682,600
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	Ba2		2,395,000	2,389,012
Sprint Communications, Inc.[3], 9.00%, 11/15/2018	B1		945,000	994,707
Sprint Communications, Inc., 7.00%, 8/15/2020	B3		445,000	471,700

				8,967,644

Total Telecommunication Services				26,878,833

Utilities - 1.2%
Independent Power and Renewable Electricity Producers - 1.2%
American Water Capital Corp., 2.95%, 9/1/2027	A3		8,000,000	7,917,288
Atlantica Yield plc (Spain)[3], 7.00%, 11/15/2019	B2		2,140,000	2,255,025

Total Utilities				10,172,313

TOTAL CORPORATE BONDS
(Identified Cost $504,789,427)				509,971,473

ASSET-BACKED SECURITIES - 14.4%
Ally Auto Receivables Trust, Series 2016-1, Class A4, 1.73%, 11/16/2020	Aaa		750,000	746,977
American Tower Trust I, Series 13, Class 1A3, 1.551%, 3/15/2043	Aaa		1,625,000	1,622,796
BMW Vehicle Owner Trust, Series 2016-A, Class A2A, 0.99%, 5/28/2019	Aaa		791,982	790,992
BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	Aaa		4,400,000	4,366,117
Capital One Multi-Asset Execution Trust, Series 2016, Class A4, 1.33%, 6/15/2022	AAA	[8]	3,337,000	3,295,565
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.52%, 2/16/2021	AAA	[8]	3,758,000	3,742,508
CarMax Auto Owner Trust, Series 2016-3, Class A2, 1.17%, 8/15/2019	AAA	[8]	1,320,705	1,319,135
CarMax Auto Owner Trust, Series 2016-4, Class A2, 1.21%, 11/15/2019	Aaa		2,042,196	2,037,908
CarMax Auto Owner Trust, Series 2017-1, Class A2, 1.54%, 2/18/2020	Aaa		3,365,663	3,361,221
CarMax Auto Owner Trust, Series 2017-3, Class A3, 1.97%, 4/15/2022	AAA	[8]	3,800,000	3,779,448
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A3, 2.00%, 12/10/2023	WR	[6]	253,264	252,314
The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Series 2017-2A, Class A1[3], 1.99%, 5/15/2029	Aaa		3,430,000	$3,418,967
Citibank Credit Card Issuance Trust, Series 2014, Class A6, 2.15%, 7/15/2021	Aaa		3,760,000	3,763,894
Colony American Homes, Series 2015-1A, Class A3,4, (1 mo. LIBOR US + 1.200%), 2.632%, 7/17/2032	Aaa		1,754,527	1,760,487
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A3, 2.56%, 10/15/2025	AAA	[8]	1,700,000	1,697,357
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[3], 1.59%, 2/22/2021	AAA	[8]	635,916	635,377
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[3], 1.74%, 2/22/2022	AAA	[8]	1,309,884	1,307,285
Enterprise Fleet Financing LLC, Series 2016-2, Class A3[3], 2.04%, 2/22/2022	AAA	[8]	3,900,000	3,878,846
Enterprise Fleet Financing LLC, Series 2017-1, Class A2[3], 2.13%, 7/20/2022	AAA	[8]	2,446,221	2,446,227
Ford Credit Auto Lease Trust, Series 2016-A, Class A4, 1.85%, 7/15/2019	AAA	[8]	750,000	749,991
Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.28%, 9/15/2019	Aaa		1,056,396	1,055,308
GM Financial Automobile Leasing Trust, Series 2016-1, Class A3, 1.64%, 7/20/2019	Aaa		4,093,774	4,089,084
GM Financial Automobile Leasing Trust, Series 2016-3, Class A4, 1.78%, 5/20/2020	Aaa		4,000,000	3,985,024
Hertz Vehicle Financing II LP, Series 2015-2A, Class A3, 2.02%, 9/25/2019	Aaa		4,000,000	3,991,324
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2[3], 1.83%, 8/25/2019	Aaa		4,000,000	3,994,422
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	AAA	[8]	2,077,467	2,073,543
Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3[3], 1.66%, 7/15/2019	AAA	[8]	5,000,000	4,998,708
Hyundai Auto Receivables Trust, Series 2017-A, Class A3, 1.76%, 8/16/2021	AAA	[8]	165,000	164,132
Illinois Student Assistance Commission, Series 2010-1, Class A2[4], (3 mo. LIBOR US + 1.050%), 2.417%, 4/25/2022	AAA	[8]	492,330	493,369
Invitation Homes Trust, Series 2015-SFR3, Class A3,4, (1 mo. LIBOR US + 1.300%), 2.76%, 8/17/2032	Aaa		1,733,374	1,744,208
Invitation Homes Trust, Series 2017-SFR2, Class A3,4, (1 mo. LIBOR US + 0.850%), 2.341%, 12/17/2036	Aaa		497,911	499,509
Invitation Homes Trust, Series 2017-SFR2, Class B3,4, (1 mo. LIBOR US + 1.150%), 2.641%, 12/17/2036	Aa2		400,000	400,754
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, 1.35%, 8/15/2019	Aaa		4,400,000	4,385,041
Navient Student Loan Trust, Series 2016-2, Class A1[3,4], (1 mo. LIBOR US + 0.750%), 2.302%, 6/25/2065	Aaa		516,800	518,075

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2016-3A, Class A1[3,4], (1 mo. LIBOR US + 0.600%), 2.152%, 6/25/2065	AAA	[8]	1,403,616	$1,406,208
Nissan Auto Lease Trust, Series 2016-A, Class A2A, 1.22%, 8/15/2018	Aaa		12,778	12,775
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/2021	Aaa		4,000,000	3,958,828
Progress Residential Trust, Series 2017-SFR2, Class A3, 2.897%, 12/17/2034	Aaa		1,650,000	1,636,603
SLC Student Loan Trust, Series 2004-1, Class A6[4], (3 mo. LIBOR US + 0.160%), 1.576%, 5/15/2023	Aaa		3,719,078	3,719,066
SLM Student Loan Trust, Series 2004-10, Class A6A3,4, (3 mo. LIBOR US + 0.550%), 1.917%, 4/27/2026	Aaa		3,388,530	3,400,761
SLM Student Loan Trust, Series 2008-6, Class A3[4], (3 mo. LIBOR US + 0.750%), 2.117%, 1/25/2019	A2		104,736	104,787
SLM Student Loan Trust, Series 2008-7, Class A3[4], (3 mo. LIBOR US + 0.650%), 2.017%, 4/25/2019	A2		437,331	437,328
SLM Student Loan Trust, Series 2012-5, Class A2[4], (1 mo. LIBOR US + 0.300%), 1.628%, 6/25/2019	Aaa		211,761	211,788
SLM Student Loan Trust, Series 2012-7, Class A2[4], (1 mo. LIBOR US + 0.280%), 1.608%, 9/25/2019	Aaa		220,608	220,652
SLM Student Loan Trust, Series 2013-1, Class A2[4], (1 mo. LIBOR US + 0.250%), 1.578%, 9/25/2019	Aaa		94,540	94,547
SoFi Consumer Loan Program LLC, Series 2017-4, Class A3, 2.50%, 5/26/2026	AA	[8]	1,797,425	1,791,532
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[3], 2.14%, 9/25/2026	AA	[8]	2,361,682	2,355,514
SoFi Professional Loan Program LLC, Series 2015-A, Class A2[3], 2.42%, 3/25/2030	AAA		849,136	849,347
SoFi Professional Loan Program LLC, Series 2016-C, Class A2A3, 1.48%, 5/26/2031	Aaa		942,838	939,250
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B3, 2.36%, 12/27/2032	Aaa		600,000	592,409
SoFi Professional Loan Program LLC, Series 2016-E, Class A2A3, 1.63%, 1/25/2036	Aaa		1,242,951	1,238,748
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A3, 1.55%, 3/26/2040	Aaa		975,729	971,016
SoFi Professional Loan Program LLC, Series 2017-B, Class A1FX3, 1.83%, 5/25/2040	AAA		338,959	338,014
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A3, 1.75%, 7/25/2040	AAA	[8]	1,987,693	1,979,660
SoFi Professional Loan Program LLC, Series 2017-D, Class A1FX3, 1.72%, 9/25/2040	AAA		3,120,935	3,108,999
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX3, 2.05%, 1/25/2041	AAA		750,000	748,052
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX3, 2.84%, 1/25/2041	AAA		750,000	751,000

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
South Carolina Student Loan Corp., Series 2005, Class A3[4], (3 mo. LIBOR US + 0.140%), 1.621%, 12/1/2023	Aaa		717,161	$717,118
Tax Ease Funding LLC, Series 2016-1A, Class A3, 3.131%, 6/15/2028	WR	[6]	647,248	647,948
Toyota Auto Receivables Owner Trust, Series 2016-C, Class A2A, 1.00%, 1/15/2019	Aaa		215,786	215,644
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2A, 1.06%, 5/15/2019	Aaa		2,228,311	2,224,910
Tricon American Homes Trust, Series 2016-SFR1, Class A3, 2.589%, 11/17/2033	Aaa		2,400,000	2,366,281
Wheels SPV 2 LLC, Series 2016-1A, Class A2[3], 1.59%, 5/20/2025	AAA	[8]	339,261	338,356
World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.93%, 9/15/2022	AAA	[8]	4,000,000	3,974,949
World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A2A, 1.20%, 2/15/2019	Aaa		1,354,152	1,351,407
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A4, 2.32%, 8/15/2022	Aaa		750,000	749,442

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $121,101,178)				120,818,852

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.8%
Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029 .	AAA	[8]	157,700	160,983
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3],10, 2.13%, 2/25/2043	AAA	[8]	717,388	686,497
FDIC Trust, Series 2011-R1, Class A3, 2.672%, 7/25/2026	WR	[6]	175,368	175,409
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class AX (IO)[10], 1.351%, 11/25/2019	Aaa		6,993,979	157,594
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[10], 1.298%, 8/25/2020	Aaa		9,145,395	260,315
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[10], 1.182%, 4/25/2021	Aaa		7,463,618	247,002
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[10], 1.523%, 10/25/2021	Aaa		4,854,196	231,817
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[10], 1.348%, 12/25/2021	Aaa		34,704,327	1,523,589
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[10], 1.464%, 6/25/2022	Aaa		17,335,006	933,963
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[10], 0.206%, 4/25/2023	Aaa		58,291,804	558,220
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[10], 0.11%, 5/25/2023	Aaa		34,246,435	197,571
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[10], 1.547%, 10/25/2018	Aaa		7,603,506	68,774
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class A2, 1.72%, 1/25/2019	Aaa		693,157	692,209

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust, Series 2011-K702, Class B3,10, 4.794%, 4/25/2044	Aa3		230,000	$230,058
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO) [3], 0.10%, 6/25/2046	WR	[6]	89,485,810	366,659
FREMF Mortgage Trust, Series 2013-K712, Class B3,10, 3.362%, 5/25/2045	AA	[8]	1,300,000	1,311,565
FREMF Mortgage Trust, Series 2014-K716, Class B3,10, 3.95%, 8/25/2047	A1		2,550,000	2,617,945
FREMF Mortgage Trust, Series 2015-K42, Class B3,10, 3.852%, 12/25/2024	A3		1,900,000	1,944,361
FREMF Mortgage Trust, Series 2015-K43, Class B3,10, 3.735%, 2/25/2048	WR	[6]	1,500,000	1,524,292
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,10], 3.382%, 12/15/2034	AA	[8]	2,000,000	2,023,122
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[3,10], 3.382%, 12/15/2034	BBB	[8]	1,150,000	1,154,173
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[3], 4.07%, 11/15/2043	AAA	[8]	750,000	776,133
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3[3], 4.106%, 7/15/2046	AAA	[8]	3,568,486	3,580,971
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,10], 3.00%, 3/25/2043	WR	[6]	505,521	504,495
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,10], 3.50%, 5/25/2043	AAA	[8]	594,346	603,927
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,10], 3.00%, 6/25/2029	AAA	[8]	931,119	936,757
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[3], 2.767%, 1/20/2041	Aaa		162,418	162,022
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,10], 3.75%, 11/25/2054	AAA	[8]	853,262	871,688
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,10], 3.75%, 8/25/2055	Aaa		1,317,410	1,349,355
OBP Depositor LLC Trust, Series 2010-OBP, Class A3, 4.646%, 7/15/2045	AAA	[8]	420,000	439,146
SCG Trust, Series 2013-SRP1, Class AJ3,4, (1 mo. LIBOR US + 1.950%), 3.427%, 11/15/2026	AAA	[8]	2,000,000	1,993,450
Sequoia Mortgage Trust, Series 2013-2, Class A10, 1.874%, 2/25/2043	AAA	[8]	713,848	674,252
Sequoia Mortgage Trust, Series 2013-7, Class A2[10], 3.00%, 6/25/2043	AAA	[8]	593,649	592,165
Sequoia Mortgage Trust, Series 2013-8, Class A1[10], 3.00%, 6/25/2043	Aaa		816,346	812,568
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, (1 mo. LIBOR US + 1.220%), 2.697%, 11/15/2027	AAA	[8]	1,869,529	1,870,871
Towd Point Mortgage Trust, Series 2016-5, Class A1[3,10], 2.50%, 10/25/2056	Aaa		1,959,967	1,945,858
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028	AAA	[8]	1,195,000	1,237,418

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/15/2043	Aaa			1,350,000	$1,412,185
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,10], 4.869%, 2/15/2044	Aaa			1,534,631	1,625,965
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,10], 3.50%, 1/20/2045	WR	[6]		893,822	907,648
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,10], 3.50%, 3/20/2045	Aaa			843,846	851,988

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $38,999,018)					40,214,980

FOREIGN GOVERNMENT BONDS - 6.1%
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Ba2			1,300,000	1,322,100
Chile Government Bond (Chile), 5.50%, 8/5/2020	Aa3		CLP	1,800,000,000	3,061,258
The Export-Import Bank of China (China), 2.50%, 7/31/2019	A1			630,000	630,102
Export-Import Bank of India (India), 3.375%, 8/5/2026	Baa2			3,000,000	2,945,574
Export-Import Bank of Korea (South Korea), 1.75%, 5/26/2019	Aa2			7,716,000	7,621,610
Japan Government Two Year Bond (Japan)[11], 0.10%, 10/15/2018	A1		JPY	1,750,000,000	15,561,371
The Korea Development Bank (South Korea), 2.875%, 8/22/2018	Aa2			5,839,000	5,854,765
The Korea Development Bank (South Korea), 1.375%, 9/12/2019	Aa2			1,500,000	1,466,456
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3		MXN	35,000,000	1,794,457
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3		MXN	126,000,000	6,133,933
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019	Aa1			4,500,000	4,429,620

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $57,089,493)					50,821,246

MUNICIPAL BONDS - 0.2%
State of California, Transit Impt., G.O. Bond, 2.367%, 4/1/2022
(Identified Cost $1,500,000)	Aa3			1,500,000	1,495,260

U.S. TREASURY SECURITIES - 3.1%

U.S. Treasury Bonds - 3.1%
U.S. Treasury Bond, 6.25%, 5/15/2030				6,100,000	8,575,981
U.S. Treasury Bond, 4.75%, 2/15/2037				6,300,000	8,393,027
U.S. Treasury Bond, 2.50%, 2/15/2045				9,300,000	8,865,879

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $26,109,909)					25,834,887

U.S. GOVERNMENT AGENCIES - 6.7%

Mortgage-Backed Securities - 6.7%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021				328,244	339,902
Fannie Mae, Pool #995233, 5.50%, 10/1/2021				22,884	23,515

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	35,423	$37,026
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	229,995	238,124
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	44,752	46,894
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	392,724	406,332
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	30,931	32,660
Fannie Mae, Pool #MA0115, 4.50%, 7/1/2029	102,180	109,624
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	431,468	462,897
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	170,129	188,042
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	145,313	159,476
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	212,306	234,341
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	571,964	646,329
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	222,970	246,549
Fannie Mae, Pool #AA7236, 4.00%, 6/1/2039	1,050,074	1,104,213
Fannie Mae, Pool #AJ1989, 4.50%, 10/1/2041	2,145,074	2,295,798
Fannie Mae, Pool #AW5338, 4.50%, 6/1/2044	1,131,891	1,211,471
Fannie Mae, Pool #AS3878, 4.50%, 11/1/2044	1,201,545	1,286,469
Fannie Mae, Pool #BC5442, 4.00%, 4/1/2046	3,248,909	3,398,781
Fannie Mae, Pool #BC9568, 4.00%, 5/1/2046	4,249,418	4,445,842
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	907,583	969,980
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	79,460	81,107
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	46,648	48,962
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	33,170	34,788
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	25,202	26,592
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	44,179	46,514
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	20,067	21,062
Freddie Mac, Pool #C91359, 4.50%, 2/1/2031	245,793	262,150
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	687,658	733,427
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	641,614	688,667
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	178,727	191,610
Freddie Mac, Pool #C91760, 3.50%, 5/1/2034	3,190,130	3,320,043
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	944,288	997,932
Freddie Mac, Pool #C91811, 4.00%, 1/1/2035	1,408,960	1,489,044
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	578,470	643,372
Freddie Mac, Pool #C91872, 3.50%, 4/1/2036	3,698,175	3,842,013
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	256,541	283,599
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	296,550	327,592
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	145,421	163,864
Freddie Mac, Pool #A96363, 4.50%, 1/1/2041	3,497,326	3,741,666
Freddie Mac, Pool #G60342, 4.50%, 5/1/2042	3,493,453	3,726,191
Freddie Mac, Pool #G07998, 4.50%, 7/1/2044	3,952,123	4,218,745
Freddie Mac, Pool #Q38473, 4.00%, 1/1/2046	5,616,850	5,874,192
Freddie Mac, Pool #Q40375, 3.50%, 5/1/2046	5,826,385	5,992,221

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047	1,768,135	$1,879,061

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $57,262,716)		56,518,679

SHORT-TERM INVESTMENT - 2.4%

Dreyfus Government Cash Management[12], 1.19%,
(Identified Cost $20,281,745)	20,281,745	20,281,745

TOTAL INVESTMENTS - 98.6%
(Identified Cost $827,133,486)		825,957,122
OTHER ASSETS, LESS LIABILITIES - 1.4%		11,409,628

NET ASSETS - 100%		$837,366,750

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2017[13]:
SETTLEMENT DATE	CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
10/15/2018	JPY 1,750,000,000	$15,981,735	$15,811,559	$170,176

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2017:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	VALUE/UNREALIZED DEPRECIATION
48	Euro-OAT	Eurex	March 2018	8,937,224	$(109,205)
250	Euro-SCHATZ	Eurex	March 2018	33,588,201	(48,342)
75	90 Day Euro	Eurex	March 2019	18,336,562	(3,938)

TOTAL LONG POSITIONS					(161,485)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2017:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	VALUE/UNREALIZED APPRECIATION/ DEPRECIATION
55	Euro-BTP	Eurex	March 2018	(8,984,090)	$152,556
65	Euro-BUND	Eurex	March 2018	(12,609,426)	82,579
243	U.S. Treasury Notes (2 Year)	CBOT	March 2018	(52,028,578)	90,673
214	U.S. Treasury Notes (5 Year)	CBOT	March 2018	(24,859,109)	88,202
134	U.S. Treasury Notes (10 Year)	CBOT	March 2018	(16,622,281)	49,981
57	U.S. Ultra Treasury Bonds (10 Year)	CBOT	March 2018	(7,613,063)	331
37	U.S. Ultra Treasury Bonds	CBOT	March 2018	(6,203,281)	(57,602)
75	90 Day Euro	Eurex	March 2020	(18,311,250)	2,624

TOTAL SHORT POSITIONS					409,344

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2017

CBOT - Chicago Board of Trade

CLP - Chilean Peso

IO - Interest only

JPY - Japanese Yen

MXN - Mexican Peso

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $199,682,465 or 23.8%, of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

4Floating rate security. Rate shown is the rate in effect as of December 31, 2017.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on November 3, 2017 at a cost of $1,004,748 ($99.48 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $1,005,010, or 0.1%, of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

6Credit rating has been withdrawn. As of December 31, 2017, there is no rating available (unaudited).

7Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2017.

8Credit ratings from S&P (unaudited).

9Illiquid security - This security was acquired on November 3, 2017 at a cost of $992,500 ($99.25 per share). This security has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $981,430 or 0.1%, of the Series’ net assets as of December 31, 2017 (see Note 2 to the financial statements).

10Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2017.

11All or a portion of the security has been segregated on the Series’ books and records for open forward foreign currency exchange contracts.

12Rate shown is the current yield as of December 31, 2017.

13The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2017

ASSETS:

Investments in securities, at value (identified cost $827,133,486) (Note 2)	$825,957,122
Interest receivable	6,093,773
Deposits at broker for futures contracts	5,810,415
Receivable for fund shares sold	378,023
Unrealized appreciation on forward foreign currency exchange contracts (Note 2)	170,176
Futures variation margin receivable	68,864
Prepaid and other expenses	24,360

TOTAL ASSETS	838,502,733

LIABILITIES:

Accrued management fees (Note 3)	322,445
Accrued shareholder services fees (Class S) (Note 3)	165,098
Accrued fund accounting and administration fees (Note 3)	53,737
Accrued Directors’ fees (Note 3)	1,400
Accrued Chief Compliance Officer service fees (Note 3)	579
Payable for fund shares repurchased	433,818
Futures variation margin payable	117,444
Other payables and accrued expenses	41,462

TOTAL LIABILITIES	1,135,983

TOTAL NET ASSETS	$837,366,750

NET ASSETS CONSIST OF:

Capital stock	$811,221
Additional paid-in-capital	837,259,455
Distributions in excess of net investment income	(106,469)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	159,488
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(756,945)

TOTAL NET ASSETS	$837,366,750

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($770,823,801/73,994,201 shares)	$10.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($66,542,949/7,127,882 shares)	$9.34

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$24,435,918
Dividends	179,796

Total Investment Income	24,615,714

EXPENSES:

Management fees (Note 3)	3,920,974
Shareholder services fees (Class S) (Note 3)	2,038,569
Fund accounting and administration fees (Note 3)	173,756
Directors’ fees (Note 3)	59,804
Transfer agent fees (Note 3)	15,494
Chief Compliance Officer service fees (Note 3)	3,949
Custodian fees	43,592
Miscellaneous	157,538

Total Expenses	6,413,676

Less reduction of expenses (Note 3)	(24,474)

Net Expenses	6,389,202

NET INVESTMENT INCOME	18,226,512

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	1,652,173
Forward foreign currency exchange contracts	1,621,875
Futures contracts	441,136
Foreign currency and translation of other assets and liabilities	138,363

3,853,547

Net change in unrealized appreciation (depreciation) on-
Investments	7,215,901
Forward foreign currency exchange contracts	(1,900,537)
Futures contracts	191,095
Foreign currency and translation of other assets and liabilities	2,310

5,508,769

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	9,362,316

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,588,828

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$18,226,512	$19,392,517
Net realized gain (loss) on investments and foreign currency	3,853,547	(2,477,615)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,508,769	18,580,242

Net increase from operations	27,588,828	35,495,144

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(17,569,213)	(16,347,303)
From net investment income (Class I)	(1,612,127)	(974,924)
From net realized gain on investments (Class S)	(470,126)	—
From net realized gain on investments (Class I)	(45,195)	—

Total distributions to shareholders	(19,696,661)	(17,322,227)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(64,800,948)	2,743,372

Net increase (decrease) in net assets	(56,908,781)	20,916,289

NET ASSETS:

Beginning of year	894,275,531	873,359,242

End of year (including distributions in excess of net investment income of $106,469 and $56,188, respectively)	$837,366,750	$894,275,531

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.33	$10.12	$10.53	$10.65	$11.27

Income (loss) from investment operations:
Net investment income[1]	0.22	0.22	0.27	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.11	0.19	(0.36)	(0.00)[2]	(0.38)

Total from investment operations	0.33	0.41	(0.09)	0.34	(0.01)

Less distributions to shareholders:
From net investment income	(0.23)	(0.20)	(0.26)	(0.34)	(0.37)
From net realized gain on investments	(0.01)	—	(0.05)	(0.12)	(0.24)
From return of capital	—	—	(0.01)	—	—

Total distributions to shareholders	(0.24)	(0.20)	(0.32)	(0.46)	(0.61)

Net asset value - End of year	$10.42	$10.33	$10.12	$10.53	$10.65

Net assets - End of year (000’s omitted)	$770,824	$845,043	$835,610	$680,719	$653,668

Total return[3]	3.19%	4.08%	(0.88%)	3.18%	(0.02%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.08%	2.18%	2.58%	3.16%	3.35%
Portfolio turnover	62%	56%	81%	53%	49%

*Effective August 1, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00%[4]	N/A	N/A	N/A	0.00%[4]

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED				FOR THE PERIOD 8/1/13[1] TO
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.28	$9.12	$9.52	$9.68	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.22	0.23	0.29	0.34	0.15
Net realized and unrealized gain (loss) on investments	0.11	0.16	(0.34)	(0.02)	0.00 [3]

Total from investment operations	0.33	0.39	(0.05)	0.32	0.15

Less distributions to shareholders:
From net investment income	(0.26)	(0.23)	(0.29)	(0.36)	(0.23)
From net realized gain on investments	(0.01)	—	(0.05)	(0.12)	(0.24)
From return of capital	—	—	(0.01)	—	—

Total distributions to shareholders	(0.27)	(0.23)	(0.35)	(0.48)	(0.47)

Net asset value - End of period	$9.34	$9.28	$9.12	$9.52	$9.68

Net assets - End of period (000’s omitted)	$66,543	$49,233	$37,749	$78,789	$19,209

Total return[4]	3.52%	4.27%	(0.59%)	3.36%	1.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%	0.50%	0.50%[5]
Net investment income	2.33%	2.50%	3.00%	3.42%	3.55%[5]
Portfolio turnover	62%	56%	81%	53%	49%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.00%[6]	N/A	N/A	N/A	0.00%[5,6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01 per share.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2017, 10.9 billion shares have been designated in total among 38 series, of which 125 million have been designated as Unconstrained Bond Series Class S common stock and 100 million have been designated as Unconstrained Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$82,353,566	$—	$82,353,566	$—
States and political subdivisions (municipals)	1,495,260	—	1,495,260	—
Corporate debt:
Consumer Discretionary	64,526,009	—	64,526,009	—
Consumer Staples	20,845,355	—	20,845,355	—
Energy	97,361,389	—	97,361,389	—
Financials	199,469,665	—	199,469,665	—
Health Care	22,522,874	—	22,522,874	—
Industrials	12,326,519	—	12,326,519	—
Information Technology	16,994,957	—	16,994,957	—
Materials	30,873,539	—	30,873,539	—
Real Estate	8,000,020	—	8,000,020	—
Telecommunication Services	26,878,833	—	26,878,833	—
Utilities	10,172,313	—	10,172,313	—
Asset-backed securities	120,818,852	—	120,818,852	—

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commercial mortgage-backed securities	$40,214,980	$—	$40,214,980	$—
Foreign government bonds	50,821,246	—	50,821,246	—
Mutual funds	20,281,745	20,281,745	—	—
Other financial instruments*:
Foreign currency exchange contracts	170,176	—	170,176	—
Interest rate contracts	466,946	466,946	—	—

Total assets	826,594,244	20,748,691	805,845,553	—

Liabilities:
Other financial instruments*:
Interest rate contracts	(219,087)	(219,087)	—	—

Total liabilities	(219,087)	(219,087)	—	—

Total	$826,375,157	$20,529,604	$805,845,553	$—

There were no Level 3 securities held by the Series as of December 31, 2016 or December 31, 2017.

*Other financial instruments are futures (Level 1) and forwards (Level 2). Futures and forwards are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The average month-end balances for the year ended December 31, 2017, the period in which forward foreign currency exchange contracts were outstanding, as measured in terms of the notional amount, was approximately $15,883,368.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held at December 31, 2017 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Forward foreign currency exchange contracts	Net unrealized appreciation on forward foreign currency exchange contracts	$170,176
Interest rate contracts	Net unrealized appreciation[1]	$466,946

Derivative	Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$(219,087)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$1,621,875
Interest rate contracts	Net realized gain (loss) on futures contracts	$441,136
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(1,900,537)
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$191,095

1 Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The average month-end balances for the year ended December 31, 2017, the period in which such derivatives were outstanding, were as follows:

Futures Contracts:
Average number of contracts purchased	271
Average number of contracts sold	964
Average notional value of contracts purchased	$43,036,371
Average notional value of contracts sold	$156,192,711

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2017.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2017.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2014 through December 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2018, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.50% of average daily net assets each year. Accordingly, the Advisor waived fees of $24,474 for the year ended December 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

During the year ended December 31, 2017, a trade processing error was discovered for which it was determined that the Advisor would reimburse the Series $34,578. The impact of the Advisor’s contribution on the Series’ total return was immaterial. As of December 31, 2017, the respective amount is included in the capital shares transactions on the Statement of Changes in Net Assets.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $484,357,239 and $436,140,774, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $32,233,062 and $104,297,420, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Unconstrained Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,408,089	$46,106,663	10,621,122	$110,330,122
Reinvested	1,698,360	17,702,224	1,557,675	16,056,924
Repurchased	(13,932,605)	(145,765,976)	(12,955,858)	(133,550,385)

Total	(7,826,156)	$(81,957,089)	(777,061)	$(7,163,339)

CLASS I:	FOR THE YEAR ENDED 12/31/17		FOR THE YEAR ENDED 12/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,630,911	$24,743,093	7,151,663	$66,358,709
Reinvested	138,462	1,294,253	82,984	769,400
Repurchased	(944,890)	(8,881,205)	(6,070,806)	(57,221,398)

Total	1,824,483	$17,156,141	1,163,841	$9,906,711

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these

Unconstrained Bond Series

Notes to Financial Statements (continued)

6.	Financial Instruments and Loan Assignments (continued)

contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At December 31, 2017, the Series invested in forward foreign currency exchange contracts (foreign currency exchange risk) and futures contracts (interest rate risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. No such investments were held by the Series as of December 31, 2017.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including wash sales and investments in Treasury Inflation Protected securities, foreign currency gains and losses, and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2017, amounts were reclassified within the capital accounts to decrease Accumulated Net Realized Gain on Investments by $904,547 and increase Distributions in Excess of Net Investment Income by $904,547. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
Ordinary income	$19,696,661	$17,322,227

At December 31, 2017, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$827,552,726
Unrealized appreciation	8,949,914
Unrealized depreciation	(10,127,483)

Net unrealized depreciation	$(1,177,569)

Undistributed ordinary income	$472,259

At December 31, 2017, the capital loss carryover utilized in the current year was $2,190,507.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”), as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 20, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 16, 2017, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral information to the Board to assist the Board in its considerations. The discussion below outlines the materials and information presented to the Board in connection with the Board’s 2017 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the Advisor’s personnel who perform services to the Fund, the strength of its compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources in domestic and foreign financial markets. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the teams during the past year, investment team compensation and investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s non- U.S. portfolios which have resulted in a downward trend in assets under management. After discussion, the Board concluded that the nature and quality of the investment management services provided by the Advisor to the Fund, and the Series’ actual and comparative performance, especially over the current market cycle supported the renewal of the agreement.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firmwide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund. The Advisor also presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a mean and median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. In addition, the Board considered fee reductions that went into effect for the Fund’s Target Series in October 2017, as well as projected fee and expense changes for certain Series approved by the Board in a prior Board meeting. These fee and expense changes would go into effect pursuant to a successful shareholder vote in 2018. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-present); ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014); HLTH (WebMD) (information) (2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment) (2000-2011); Cytos Biotechnology Ltd (biotechnology) (2012-2014); Cerus (biomedical) (2016-present); PureEarth (non-profit) (2012-present)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) (2007-present); Amherst Early Music, Inc. (non-profit) (2009-present); Gotham Early Music Scene, Inc. (non-profit) (2009-present); Partnership for New York City, Inc. (non-profit) (1989-2010); New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (1972-present); Culinary Institute of America (non-profit college) (1985-present); George Eastman House (museum) (1988-present); National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA ®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc. Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/17-AR

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. [Real Estate Series, International Series, World Opportunities Series, Core Bond Series, Unconstrained Bond Series, High Yield Bond Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Emerging Markets Series, Global Fixed Income Series, Strategic Income Moderate Series, Strategic Income Conservative Series, Dynamic Opportunities Series, and Equity Income Series,] (collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2017 and 2016 were:

	2017	2016

Audit Fees (a)	$404,273	$456,925

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$104,630	$114,560

All Other Fees (d)	$0	$0

	$508,903	$571,485

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2017 and 2016.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2017	2016

Audit Related Fees	$1,944	$1,944

Tax Fees	$0	$0

	$1,944	$1,944

The Audit Related fees for the years ended December 31, 2017 and 2016 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2017 and 2016.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2017 and 2016 were $104,630 and $114,560, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the last fiscal quarter there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13: EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 2/26/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 2/26/2018

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date: 2/26/2018